                                                                Exhibit 99.2

                   LOAN AND SECURITIES PURCHASE AGREEMENT

                                BY AND AMONG

                            FALCON PRODUCTS, INC.
                      SHELBY WILLIAMS INDUSTRIES, INC.,
                          SELLERS & JOSEPHSON INC.
                         EPIC FURNITURE GROUP, INC.

                       AS JOINT AND SEVERAL BORROWERS

                                     AND

            EACH OF THE OTHER DOMESTIC SUBSIDIARIES LISTED ON THE
                           SIGNATURE PAGES HERETO

                             AS COMPANY PARTIES

                                     AND

                   LEVINE LEICHTMAN CAPITAL PARTNERS, INC.

                             AS COLLATERAL AGENT

                                     AND

                 LEVINE LEICHTMAN CAPITAL PARTNERS III, L.P.

                                     AND

           THE OTHER LENDERS LISTED ON THE SIGNATURE PAGES HERETO

              ------------------------------------------------


                  $45,714,286 SENIOR SECURED NOTES DUE 2007

                       500,000 SHARES OF COMMON STOCK

              ------------------------------------------------


                         DATED AS OF OCTOBER 6, 2004

                      THIS AGREEMENT IS SUBJECT TO THE
                  INTERCREDITOR AGREEMENT REFERENCED HEREIN



                              TABLE OF CONTENTS
                              -----------------

                                                                          Page
                                                                          ----

1.       DEFINITIONS; ACCOUNTING TERMS......................................2

         1.1.     Definitions...............................................2
         1.2.     Accounting Terms and Computations........................20
         1.3.     Covenants................................................20
         1.4.     Captions; Construction and Interpretation................20
         1.5.     Determinations...........................................20
2.       TERM LOAN B.......................................................20

         2.1.     Authorization; Registration..............................20
         2.2.     Purchase Price...........................................21
         2.3.     Closing..................................................21
         2.4.     Use of Proceeds..........................................21
         2.5.     Failure to Deliver Lenders' Equity.......................21
         2.6.     Rate and Computation of Interest on Term Loan B..........22
         2.7.     Payments.................................................23
                  2.7.1.   Principal.......................................23
                  2.7.2.   Interest........................................23
                  2.7.3.   Mandatory and Optional Prepayments..............24
                  2.7.4.   No Term Loan Reborrowing........................26
                  2.7.5.   Change of Control Prepayment....................26
                  2.7.6.   Credit for Term Loan B Pre-paid Interest........26

         2.8.     Application of Payments and Collections..................27
         2.9.     Term.....................................................27
         2.10.    Termination..............................................27
         2.11.    Collateral Protection Expenses; Appraisals...............28
         2.12.    Payment of Charges.......................................28
3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES.............28

         3.1.     Qualification............................................29
         3.2.     Corporate or Other Power; No Conflict....................29
         3.3.     Authorization; Binding Obligations.......................29
         3.4.     Bank Credit Documents....................................29
         3.5.     Capitalization...........................................30
         3.6.     Validity and Issuance of Lenders' Equity.................31
         3.7.     Names; Organization......................................31
         3.8.     Location of Collateral; Business Locations; Agent for
                    Process................................................31
         3.9.     Title to Properties; Priority of Liens...................31
         3.10.    Financial Statements; Fiscal Year........................32

                                     i


                              TABLE OF CONTENTS
                              -----------------

                                 (continued)

                                                                          Page
                                                                          ----

         3.11.    Disclosure...............................................32
         3.12.    Solvent Financial Condition..............................33
         3.13.    Surety Obligations.......................................33
         3.14.    Taxes....................................................33
         3.15.    Brokers..................................................33
         3.16.    Patents, Trademarks, Copyrights and Licenses.............33
         3.17.    Governmental and Other Third Party Consents..............34
         3.18.    Compliance with Laws; Operating Licenses.................34
         3.19.    Restrictions on Incurrence of Indebtedness...............35
         3.20.    Litigation...............................................35
         3.21.    No Defaults..............................................35
         3.22.    Personal Property Leases.................................35
         3.23.    Pension Plans............................................36
         3.24.    Trade Relations..........................................39
         3.25.    Labor Relations..........................................39
         3.26.    Common Enterprise........................................39
         3.27.    Disclosures re: Subordinated Note Indenture and Bank
                    Credit Documents.......................................39
         3.28.    Non-Operating Subsidiaries...............................40
         3.29.    Existing Indebtedness; Existing Liens; Investments; Etc..40
         3.30.    Absence of Certain Changes...............................41
         3.31.    Material Contracts.......................................43
         3.32.    Transactions with Affiliates.............................45
         3.33.    Investment Company Act...................................46
         3.34.    Governmental Regulation..................................46
         3.35.    Real Property............................................46
         3.36.    Environmental Matters....................................47
         3.37.    Insurance................................................47
         3.38.    Suppliers................................................48
         3.39.    Employment/Non-Solicitation Agreements...................48
         3.40.    Use of Proceeds; Margin Stock............................48
         3.41.    Depository and Other Accounts............................48
         3.42.    Epic Capital Contributions...............................49
         3.43.    Ranking..................................................49
         3.44.    Books and Records........................................49
4.       REPRESENTATIONS AND WARRANTIES OF LENDERS.........................49

         4.1.     Organization.............................................49
         4.2.     Authorization............................................49
         4.3.     Due Execution and Delivery; Binding Obligations..........49

                                     ii


                              TABLE OF CONTENTS
                              -----------------

                                 (continued)

                                                                          Page
                                                                          ----

         4.4.     No Violation.............................................50
         4.5.     Governmental and Other Third Party Consents..............50
         4.6.     Brokers; Certain Expenses................................50
5.       CONDUCT PRIOR TO CLOSING..........................................50
6.       CONDITIONS TO THE OBLIGATIONS OF LENDERS..........................50

         6.1.     Representations and Warranties; No Default...............50
         6.2.     Payment of Fees and Lenders' Expenses....................51
         6.3.     Payment of Term Loan B Pre-paid Interest.................51
         6.4.     Purchase Permitted By Applicable Laws....................51
         6.5.     No Material Adverse Effect...............................51
         6.6.     No Injunction, Order or Suit.............................51
         6.7.     Delivery of Certain Closing Documents....................52
         6.8.     Actions and Documents Relating to the Collateral.........52
         6.9.     Opinions of Counsel......................................53
         6.10.    Delivery of Corporate Documents..........................53
         6.11.    Intercreditor Arrangements...............................54
         6.12.    Insurance................................................54
         6.13.    Delivery of Financial Statements and Projections.........54
         6.14.    Third-Party Consents.....................................55
         6.15.    Structure................................................55
         6.16.    Proceedings Satisfactory.................................55
7.       CONDITIONS TO THE OBLIGATIONS OF THE COMPANY PARTIES..............55

         7.1.     Representations and Warranties...........................55
         7.2.     Purchase Permitted By Applicable Laws....................55
         7.3.     Proceeds of Term Loan B..................................55
8.       TAXES; INDEMNIFICATION; FEES AND EXPENSES.........................55

         8.1.     Taxes....................................................55
         8.2.     Indemnity................................................57
         8.3.     Indemnification Procedures...............................58
         8.4.     Contribution.............................................58
         8.5.     Reimbursement of Deal-Related Costs and Expenses.........59
         8.6.     Costs and Expenses.......................................59
9.       AFFIRMATIVE COVENANTS.............................................60

         9.1.     Visits and Inspections; Lender Meeting...................60
         9.2.     Notices..................................................60
         9.3.     Financial Statements.....................................61

                                     iii


                              TABLE OF CONTENTS
                              -----------------

                                 (continued)

                                                                          Page
                                                                          ----

         9.4.     Insurance of Collateral..................................62
         9.5.     Landlord, Processor and Storage Agreements...............63
         9.6.     Projections..............................................63
         9.7.     Domestic Subsidiaries....................................63
         9.8.     Deposit and Brokerage Accounts...........................64
         9.9.     Updated Information......................................64
         9.10.    Financial Advisor........................................64
         9.11.    Key Man Life Insurance, Environmental Liability
                    Insurance, Etc.........................................65
         9.12.    Payment of Notes and Other Obligations...................65
         9.13.    Performance of Investment Documents......................65
         9.14.    Compliance with Laws; Consents...........................65
         9.15.    Legal Existence..........................................65
         9.16.    Maintenance of Properties................................66
         9.17.    Communication with Accountants...........................66
         9.18.    Environmental Matters....................................66
         9.19.    Further Assurances.......................................67
         9.20.    Delivery of Phase I Reports; Compliance with Post
                    Closing Letter.........................................68
         9.21.    Ranking..................................................68
         9.22.    Compliance with Trade Payables Plan......................68
         9.23.    Survival of Certain Affirmative Covenants................68
10.      NEGATIVE AND FINANCIAL COVENANTS..................................68

         10.1.    Mergers; Consolidations; Acquisitions; Structural
                    Changes................................................68
         10.2.    Loans....................................................69
         10.3.    Total Indebtedness.......................................69
         10.4.    Affiliate Transactions...................................71
         10.5.    Limitation on Liens......................................71
         10.6.    Payments and Amendments of Certain Debt..................73
         10.7.    Distributions............................................75
         10.8.    Capital Expenditures.....................................75
         10.9.    Disposition of Assets....................................75
         10.10.   Issuances of Capital Stock...............................76
         10.11.   Bill-and-Hold Sales, Etc.................................76
         10.12.   Restricted Investment....................................76
         10.13.   Subsidiaries and Joint Ventures..........................76
         10.14.   Tax Consolidation........................................77
         10.15.   Organizational Documents.................................77
         10.16.   Fiscal Year End..........................................77
         10.17.   Negative Pledges.........................................77

                                     iv


                              TABLE OF CONTENTS
                              -----------------

                                 (continued)

                                                                          Page
                                                                          ----

         10.18.   Covenants re: Subordinated Note Indenture................77
         10.19.   Leases...................................................77
         10.20.   Specific Financial Covenants.............................77
         10.21.   Survival of Certain Negative Covenants...................78
11.      EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.................78

         11.1.    Events of Default........................................78
                  11.1.1.  Payment of Obligations..........................78
                  11.1.2.  Misrepresentation...............................78
                  11.1.3.  Breach of Specific Covenants....................78
                  11.1.4.  Breach of Other Covenants.......................78
                  11.1.5.  Default Under Collateral Documents or Other
                             Agreements....................................78
                  11.1.6.  Other Defaults..................................79
                  11.1.7.  Uninsured Losses................................79
                  11.1.8.  Insolvency and Related Proceedings..............79
                  11.1.9.  Business Disruption; Condemnation...............79
                  11.1.10. Intentionally Left Blank........................80
                  11.1.11. ERISA...........................................80
                  11.1.12. Challenge to Agreement..........................80
                  11.1.13. Repudiation of or Default Under Guaranty........80
                  11.1.14. Criminal Forfeiture.............................80
                  11.1.15. Judgments.......................................80
                  11.1.16. Material Adverse Effect.........................81
                  11.1.17. Removal of LLCP Representative..................81
                  11.1.18. Failure to Deliver Common Stock.................81

         11.2.    Acceleration of the Obligations..........................81
         11.3.    Other Remedies...........................................82
         11.4.    Set Off and Sharing of Payments..........................82
         11.5.    Remedies Cumulative; No Waiver...........................83
12.      WAIVER............................................................84
13.      MISCELLANEOUS.....................................................84

         13.1.    Consent to Amendments; Appointment of Collateral Agent...84
         13.2.    Survival of Representations and Warranties; Lenders
                    Investigation..........................................89
         13.3.    Intentionally Left Blank.................................89
         13.4.    Entire Agreement.........................................89
         13.5.    Severability.............................................89
         13.6.    Successors and Assigns; Assignments......................89
         13.7.    Notices..................................................91

                                      v


                              TABLE OF CONTENTS
                              -----------------

                                 (continued)

                                                                          Page
                                                                          ----

         13.8.    Counterparts.............................................92
         13.9.    Governing Law............................................92
         13.10.   Consent to Jurisdiction and Venue........................92
         13.11.   Limitation of Liability..................................93
         13.12.   Publicity................................................93
         13.13.   Waiver of Trial by Jury..................................94
         13.14.   Joint and Several Obligations............................94
         13.15.   Intercreditor Agreement..................................95


                                     vi


EXHIBITS

Exhibit A   --   Form of Senior Secured Note
Exhibit B   --   Form of Joinder Agreement
Exhibit C   --   Form of Compliance Certificate
Exhibit D   --   Form of Investor Rights Agreement
Exhibit E   --   Form of Tax Exemption Certificate

DISCLOSURE SCHEDULES

Schedule 2.2 - Lenders; Purchase Price; Percentage Interest; Payment
               Instructions
Schedule 3.1 - Qualification
Schedule 3.2 - Restrictions on Issuance of Securities
Schedule 3.5 - Capitalization
Schedule 3.8 - Location of Collateral, etc.
Schedule 3.7 - Names; Organization; Trade Names, etc.
Schedule 3.10(a) - Material Adverse Effect
Schedule 3.10(b) - Pro Forma Closing Balance Sheet
Schedule 3.13 - Surety Obligations
Schedule 3.14 - Tax Identification Numbers
Schedule 3.15 - Brokerage Commissions
Schedule 3.16 - Intellectual Property
Schedule 3.18 - Operating Licenses
Schedule 3.19 - Restrictions on Incurrence of Debt
Schedule 3.20 - Litigation
Schedule 3.21 - Defaults
Schedule 3.22 - Personal Property Leases
Schedule 3.23 - Pension Plans, etc.
Schedule 3.25 - Labor Relations
Schedule 3.27 - Disclosures re Subordinated Debt, etc.
Schedule 3.29(a) - Existing Indebtedness, Liens and Investments, Joint
                   Ventures
Schedule 3.29(c) - Subordinated Debt
Schedule 3.30(a) - Certain Changes
Schedule 3.31(a) and (b) - Material Contracts
Schedule 3.32 - Transactions with Affiliates
Schedule 3.35 - Real Property
Schedule 3.36 - Environmental Matters
Schedule 3.37 - Insurance
Schedule 3.38 - Suppliers
Schedule 3.39 - Employment Agreements
Schedule 3.41 - Depository and Other Accounts
Schedule 10.20 - Financial Covenants



                   LOAN AND SECURITIES PURCHASE AGREEMENT
                   --------------------------------------

THIS LOAN AND SECURITIES PURCHASE AGREEMENT is entered into as of the 6th day of October 2004 (this "AGREEMENT"), by and among FALCON PRODUCTS, INC., a Delaware corporation ("FALCON"), SHELBY WILLIAMS INDUSTRIES, INC., a Delaware corporation ("SHELBY"), SELLERS & JOSEPHSON INC., a New Jersey corporation ("SELLERS"), and EPIC FURNITURE GROUP, INC. a Delaware corporation ("EPIC"), (Falcon, Shelby, Sellers and Epic are collectively referred to herein as "BORROWERS" and each individually, a "BORROWER"), and each of the other direct and indirect Domestic Subsidiaries of the Borrowers listed on the signature pages hereto or hereafter joined as a party hereto pursuant to the provisions hereof (each a "COMPANY PARTY" and together with the Borrowers, the "COMPANY PARTIES") on the one hand, and LEVINE LEICHTMAN CAPITAL PARTNERS III, L.P., a California limited partnership ("LLCP"), and
                                                               ----
the other Lenders listed on the signature pages hereto (together with LLCP, collectively, the "LENDERS" and each a "LENDER"), and LEVINE LEICHTMAN CAPITAL PARTNERS, INC., a California corporation, as collateral agent for itself and the other Lenders (in such capacity, together with any successor agent, the "COLLATERAL AGENT"), on the other hand. Certain terms used herein are defined in Section 1.1.

                               R E C I T A L S
                               - - - - - - - -

         A. The Borrowers wish to borrow, and the Lenders have agreed to lend, the Term Loan B as evidenced by the Notes issued to the Lenders in the aggregate nominal principal amount of $45,714,286 on the terms and subject to the conditions set forth herein.

         B. To induce the Lenders to make the Term Loan B, and in consideration therefor, Falcon is willing to issue and sell to the Lenders 500,000 shares of Falcon's Common Stock, which shares will represent, immediately after the consummation of the transactions contemplated hereby, 3.45% of the equity of Falcon on a Fully Diluted Basis (as such term is defined herein).

         C. To further induce the Lenders to make the Term Loan B, and in consideration therefor, the Company Parties and certain of their Affiliates are willing to enter into other Investment Documents (as such term is defined herein) including, without limitation, the Investor Rights Agreement under which Falcon will grant to the Lenders or one of their Affiliates certain investment monitoring and other rights with respect to the Company Parties and their Affiliates in connection with the transactions contemplated herein.

         D. To further induce the Lenders to make the Term Loan B, and in consideration therefore, each of the Company Parties other than the Borrowers has agreed to guaranty absolutely and unconditionally the Guaranteed Obligations (as defined in the Guaranty) and each of the Company Parties has agreed to enter into the Collateral Documents to which it is a party. Each of the Company Parties other than the Borrowers has derived and expects to derive, directly or indirectly, a substantial benefit from the making by the Lenders of the Term Loan B to Borrowers.

         E. The proceeds of Term Loan B, together with the proceeds of the loans and other extensions of credit made to Borrowers by the Bank Agent and the Banks under and pursuant to the Bank Credit Agreement shall be used to refinance and replace that portion of the outstanding Indebtedness of Borrowers under the Original Bank Credit Agreement which is not being amended and restated by the Bank Credit Agreement. The financing arrangements provided pursuant to this Agreement and the Bank Credit Agreement, when taken together, are intended to and shall be deemed to amend, refinance and replace the financing arrangements provided to Borrowers under the Original Bank Credit Agreement. These Recitals shall form part of this Agreement.

                              A G R E E M E N T
                              - - - - - - - - -

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       DEFINITIONS; ACCOUNTING TERMS.
         -----------------------------

         1.1.     Definitions. For purposes of this Agreement, the following
                  -----------
terms shall have the following meanings (such meanings to be equally applicable to the singular and the plural forms thereof):

                  "Affiliate" shall mean, with respect to any specified
                   ---------
         Person, (i) any other Person that, directly or indirectly, owns or controls, or has the right to acquire, whether beneficially or of record, or as a trustee, guardian or other fiduciary (other than a commercial bank or trust company), five percent (5%) or more of the Capital Stock of such specified Person, (ii) any other Person that, directly or indirectly, controls, is controlled by, is under direct or indirect common control with, or is included in the Immediate Family of, such specified Person, or (iii) any officer, director, joint venturer, partner or member of such specified Person, or anyone included in the Immediate Family of such specified Person. For the purposes of this definition, the term "control," when used with respect to any specified Person, shall mean the power (a) to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise or (b) to vote 5% or more of the Voting Stock of such Person; and the terms "controlling" and "controlled" have correlative meanings. Notwithstanding anything to the contrary, for the purposes of this Agreement and the other Investment Documents, neither the Lenders nor any of their Affiliates, officers, directors, members, partners or employees shall be deemed to be an Affiliate of any Company Party.

                  "Agent Indemnified Party" and "Agent Indemnified Parties"
                   -----------------------       -------------------------
         shall have the meanings provided in Section 13.1(g).

                  "Agreement" shall mean this Agreement, together with the
                   ---------
         Exhibits and the Disclosure Schedules hereto, in each case as amended, restated, supplemented or otherwise modified from time to time.

                  "Applicable Laws" shall mean all applicable provisions of
                   ---------------
         all (i) constitutions, treaties, statutes, laws, rules, regulations and ordinances of any Governmental Authority and all common law duties, (ii) Consents of any Governmental Authority and (iii) orders, decisions, rulings, judgments, directives or decrees of any Governmental Authority binding on, or applicable to, a Company Party.

                  "Banks" shall mean, collectively, the Bank Agent and each
                   -----
         of the other lenders from time to time party to the Bank Credit Agreement, and their successors and assigns.

                  "Bank Agent" shall mean Fleet Capital Corporation, in its
                   ----------
         capacity as "Agent" under the Bank Credit Documents, and any successor in that capacity.

                  "Bank Credit Agreement" shall mean the Second Amended and
                   ---------------------
         Restated Loan and Security Agreement, dated as of even date herewith, among Borrowers, certain other Company Parties, the Bank Agent and the Banks, as the same may be amended, restated, supplemented, extended, renewed, restructured, replaced, refinanced, or otherwise modified from time to time, as permitted herein and in the Intercreditor Agreement.

                  "Bank Credit Documents" shall mean the Bank Credit
                   ---------------------
         Agreement and all notes and other instruments, guaranties, security agreements, pledge agreements and other documents contemplated by the Bank Credit Agreement and executed and delivered in connection therewith, as the same may be amended, restated, supplemented, restructured, replaced, refinanced, or otherwise modified from time to time as permitted herein and in the Intercreditor Agreement.

                  "Bankruptcy Laws" shall mean the United States Bankruptcy
                   ---------------
         Code of 1986, as amended from time to time, and any other federal, national or state law relating to bankruptcy, insolvency or reorganization or for the relief of debtors.

                  "Board of Directors" shall mean, with respect to any
                   ------------------
         Person, the Board of Directors (or similar governing body) of such Person.

                  "Business Day" shall mean any day that is not a Saturday,
                   ------------
         a Sunday or a day on which banking institutions in the California and in the City of New York, New York, are authorized or required by law to close.

                  "Capital Expenditures" shall mean expenditures made or
                   --------------------
         liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

                  "Capital Lease" shall mean any lease or agreement of a
                   -------------
         Company Party for property (whether real, personal or mixed) which has been or is required to be classified or accounted for as a capital lease on a consolidated balance sheet of the Company Parties in accordance with GAAP.

                  "Capital Stock" shall mean, with respect to any Person,
                   -------------
         (i) if such Person is a corporation, any and all shares of capital stock, participations in profits or other equivalents (however designated) or other equity interests of such Person, including any preferred stock of such Person, (ii) if such Person is a limited liability company, any and all membership units or other interests, or (iii) if such Person is a partnership or other entity, any and all partnership or entity units or other interests.

                  "Capitalized Lease Obligations" shall mean any
                   -----------------------------
         Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                  "Change of Control" shall mean the occurrence of one or
                   -----------------
         more of the following events: (a) any Person or affiliated group of Persons other than Franklin A. Jacobs, the spouse, lineal descendants and spouses of lineal descendants of Franklin A. Jacobs, the estates of one or more of the foregoing individuals and trusts established solely for the benefit of one or more of the foregoing individuals, shall own and control, beneficially and of record either (i) in excess of 51% of the issued and outstanding Voting Stock of Falcon or (ii) a sufficient percentage of the issued and outstanding Voting Stock of Falcon to control the Board of Directors of Falcon, (b) Falcon shall cease to own and control, beneficially and of record (directly or indirectly), 100% of the issued and outstanding Capital Stock of each of the other Domestic Subsidiaries other than Epic, (c) Falcon shall cease to own and control, beneficially and of record (directly or indirectly), at least 80% of the issued and outstanding Capital Stock of Epic, (d) Falcon shall cease to own and control, beneficially and of record (directly or indirectly), the same percentage of the issued and outstanding Capital Stock of each of the Foreign Subsidiaries that Falcon owns (directly or indirectly) on the Closing Date, (e) a "Change of Control" (as defined in the Subordinated Note Indenture, as in existence on the Closing Date) shall occur, or (f) the employment of any of Franklin A. Jacobs, Stephen E. Cohen or Stewart H. Long shall be terminated by Falcon without the consent of the Majority in Interest, or (g) any of Franklin A. Jacobs, Stewart H. Long or Steven E. Cohen shall cease to function in his current capacity as an executive officer of Falcon and shall not be replaced with a Person or Persons reasonably satisfactory to the Majority in Interest within one hundred twenty (120) days thereafter.

                  "Closing" shall have the meaning specified in Section 2.3.
                   -------

                  "Closing Date" shall have the meaning specified in
                   ------------
Section 2.3.

                  "Code" shall mean the Internal Revenue Code of 1986, as
                   ----
         amended, or any successor statute, and the treasury regulations promulgated thereunder.

                  "Collateral" shall mean the collateral under the
                   ----------
Collateral Documents, however defined.

                  "Collateral Agent" shall mean Levine Leichtman Capital
                   ----------------
         Partners, Inc., in its capacity as collateral agent for the Lenders, and any successor in that capacity.

                  "Collateral Documents" shall mean, collectively, the
                   --------------------
         Security Agreement, the Pledge Agreement, the Intellectual Property Security Agreement, the Mortgages, the landlord waivers and consents, the UCC financing statements, patent, trademark and copyright filings, assignments, acknowledgments and all other agreements, instruments and documents delivered from time to time in connection therewith or otherwise to secure the Obligations or any other obligations of the Company Parties or any other Person under this Agreement, the Notes or any other Investment Document, in each case as amended, restated, supplemented or otherwise modified from time to time.

                  "Company Party" and "Company Parties" shall mean the
                   -------------       ---------------
         Borrowers and each of their present and future Domestic
         Subsidiaries.

                  "Compliance Certificate" shall have the meaning specified
                   ----------------------
in Section 9.3.

                  "Consent" shall mean any consent, approval, authorization,
                   -------
         waiver, permit, grant, franchise, license, exemption or order of, or any registration, certificate, qualification, declaration or filing with, or any notice to, any Person, including, without limitation, any Governmental Authority.

                  "Consolidated and Consolidating Basis" shall have the
                   ------------------------------------
meaning assigned to such term under GAAP.

                  "Contingent Obligations" shall mean, with respect to any
                   ----------------------
         Person, any obligation, or arrangement, direct or indirect, contingent or otherwise, of such Person (i) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation ("Primary Obligations") of another Person, including, without limitation, any direct or indirect guarantee of such Indebtedness (other than any endorsement for collection or deposit in the ordinary course of business) or any other direct or indirect obligation, by agreement or otherwise, to purchase or repurchase any such Primary Obligation or any property constituting direct or indirect security therefore, or to provide funds for the payment or discharge of any such Primary Obligation (whether in the form of loans, advances, or purchases of property, securities or services, capital contributions, dividends or otherwise), letters of credit and reimbursement obligations for letters of credit, (ii) to provide funds to maintain the financial condition of any other Person, (iii) otherwise to indemnify or hold harmless the holders of Primary Obligations of another Person against loss in respect thereof (other than pursuant to customary indemnification provisions included in contracts entered into in the ordinary course of business which do not obligate a specified Person for the obligations of a third party) or (iv) in connection with any synthetic lease or other off-balance sheet lease transaction. The amount of any Contingent Obligation under clauses (i) and (ii) above shall be the maximum amount guaranteed or otherwise supported by the Contingent Obligation.

                  "Convertible Securities" shall mean, with respect to any
                   ----------------------
         Person, any securities or other obligations issued or issuable by such Person or any other Person that are exercisable or exchangeable for, or convertible into, any Capital Stock of such Person (including without limitation the Convertible Subordinated Debentures).

                  "Convertible Subordinated Debentures" shall mean the 12%
                   -----------------------------------
         Junior Subordinated Convertible Debentures due 2010 issued by Falcon on December 15, 2003, as in effect on the Closing Date and as the same may be amended, modified or supplemented from time to time if and to the extent permitted under this Agreement.

                  "Convertible Subordinated Debt" shall mean Falcon's
                   -----------------------------
         Indebtedness for Money Borrowed in the aggregate principal amount of $4,150,000 incurred pursuant to the Convertible Subordinated Debentures.

                  "Credit Facilities" shall have the meaning provided in the
                   -----------------
         Subordinated Note Indenture, as in existence on the Closing Date.

                  "Current Assets" at any date means the amount at which all
                   --------------
         of the current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP.

                  "Default" shall mean an event or condition the occurrence
                   -------
         of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

                  "Derivative Obligations" shall mean every obligation of a
                   ----------------------
         Person under any forward contract, futures contract, exchange contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreement), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices.

                  "Designated Senior Debt" shall have the meaning as defined
                   ----------------------
         in the Subordinated Note Indenture, as in existence on the Closing
         Date.

                  "Disclosure Schedules" shall have the meaning specified in
                   --------------------
         the introductory paragraph of Section 3.

                  "Discount Rate" shall mean a rate per annum equal to the
                   -------------
         sum of (x) the average yield on a United States Treasury Note having a term as close as possible to the remaining term of Term Loan B, as quoted by two nationally recognized investment brokers selected by the Collateral Agent on the third Business Day preceding any Prepayment Date, plus (y) one-half of one percent
                                        ----
         (0.50%).

                  "Disqualified Stock" shall mean any Capital Stock that, by
                   ------------------
         its terms (or by the terms of any security into which it is convertible. or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the last day of the Term.

                  "Distribution" in respect of any Person means and
                   ------------
         includes: (i) the payment of any dividends or other distributions on Capital Stock of such Person (except distributions in such Capital Stock), (ii) the redemption, restriction, retirement, sinking fund or similar payment, purchase or other acquisition of Capital Stock of such Person, including the acquisition of Capital Stock of Epic by Falcon, unless made contemporaneously from the net proceeds of the sale of Capital Stock, and (iii) any management, consulting or similar fees or any other payments of payable by any Company Party to any other Company Party or any Affiliate of any Company Party (other than the Lenders).

                  "Domestic Subsidiary" shall mean any now or hereafter
                   -------------------
         existing direct or indirect Subsidiary of any Company Party that is incorporated under the laws of a State of the United States or the District of Columbia.

                  "Dominion Account" shall mean a special bank account or
                   ----------------
         accounts established by Borrowers pursuant to subsection 6.2.4 of the Bank Credit Agreement in existence on the Closing Date at a depository institution acceptable to Bank Agent and Collateral Agent in their reasonable discretion, and over which Collateral Agent and Bank Agent shall have sole and exclusive access and control for withdrawal purposes, subject to the terms of an account control agreement entered into by the applicable depository institution, Bank Agent, Collateral Agent and Borrowers and subject to the terms of the Intercreditor Agreement.

                  "EBITDA" shall have the meaning provided in Schedule 10.20.
                   ------                                     --------------

                  "Environmental Conditions" shall mean any Release of any
                   ------------------------
         Hazardous Materials (whether or not such Release constituted at the time thereof a violation of any Environmental Laws) or any violation of any Environmental Law as a result of which any Company Party has or may become liable to any Person or by reason of which the business, condition or operations of such Company Party or any of its assets or properties may suffer or be subjected to any Lien or liability.

                  "Environmental Laws" shall mean all Applicable Laws
                   ------------------
         relating to Hazardous Materials or the protection of human health or the environment, including all requirements pertaining to reporting, permitting, investigating or remediating Releases or threatened Releases of Hazardous Materials into the environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Without limiting the generality of the foregoing, the term "Environmental Laws" shall include the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.
         Section 9601 et seq.) ("CERCLA"), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA"), the Federal Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.) and the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), as such laws may be amended from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or request or binding determination of, or agreement with, any Governmental Authority relating to or imposing liability or establishing standards of conduct for the protection of human health or safety or the environment.

                  "Epic" shall mean Epic Furniture Group, Inc., a Delaware
                   ----
         Corporation.

                  "Equity Rights" shall mean, with respect to any Person,
                   -------------
         any warrants, options or other rights to subscribe for or purchase, or obligations to issue, any Capital Stock of such Person, or any Convertible Securities of such Person, including, without limitation, any options or similar rights issued or issuable under any employee stock option plan, stock appreciation rights plan, pension plan or other employee benefit plan of such Person.

                  "Event of Default" shall have the meaning specified in
                   ----------------
         Section 11.1.
         ------------

                  "Excess Cash Flow" shall mean, with respect to any Fiscal
                   ----------------
         Year of Company Parties commencing with the Fiscal Year ending on or about November 1, 2005, 25% of the amount equal to the result of
         (i) EBITDA for such period, minus (ii) Interest Expense paid or
                                     -----
         required to be paid in cash during such period, minus (iii) the
                                                         -----
         non-financed portion of Capital Expenditures made during such period, minus (iv) income taxes paid or required to be paid in cash
                 -----
         during such period, minus (v) scheduled principal payments on
                             -----
         Indebtedness made or required to be made during such period, minus
                                                                      -----
         (vi) cash payments made during such period in respect of non-cash reserves taken in prior periods, minus (vii) Distributions made
                                          -----
         during such period, minus (viii) pension or retirement benefit
                             -----
         payments in excess of expense.

                  "Exchange Act" shall mean the Securities Exchange Act of
                   ------------
         1934, as amended from time to time, and the rules and regulations promulgated thereunder.

                  "Excluded Property" shall mean with respect to any Person,
                   -----------------
         (a) any property which is subject to a Purchase Money Lien permitted by Section 10.5(iv) or a Permitted Capital Lease Obligation permitted by Section 10.3(v), in any case pursuant to agreements that prohibit such Person from granting any other Liens in such property, (b) any property leased by such Person (as lessee) under a lease to the extent such lease prohibits such Person from granting any Liens on such property, (c) any general intangible, instrument, software, license, permit, lease, contract, governmental approval or franchise (but not the proceeds thereof), if the grant of a Lien in such general intangible, instrument, software, license, permit, lease, contract, governmental approval or franchise in the manner contemplated by the Collateral Documents is prohibited by the terms of such general intangible, instrument, software, license, permit, lease, contract, governmental approval or franchise and would result in the termination of such general intangible, instrument, software, license, permit, lease, contract, governmental approval or franchise, but only to the extent that any such prohibition is not rendered ineffective pursuant to the UCC or any other applicable law, (d) "intent-to-use" trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, and, (e) any Capital Stock of any Foreign Subsidiary owned by such Person to the extent such interest exceed 65% of the entire issued and outstanding Capital Stock of such Foreign Subsidiary.

                  "Fee Letter" shall mean that certain fee letter, dated as
                   ----------
         of the Closing Date, among Borrowers and each of the Lenders.

                  "First Anniversary Date" shall mean October 1, 2005.
                   ----------------------

                  "Fiscal Year" shall mean the Fiscal Year of Borrowers
                   -----------
         ending on the Saturday closest to October 31st of each year, or such other period as Borrowers may designate in writing and the Lenders shall have approved in advance in writing.

                  "Fixed Assets" shall mean equipment and real property of
                   ------------
         any Company Party.

                  "Foreign Subsidiaries" shall mean any Subsidiary that is
                   --------------------
         not a Domestic Subsidiary.

                  "Fully Diluted Basis" shall mean, at any time, a basis
                   -------------------
         that includes all shares of Capital Stock of a Person issued and outstanding at such time and all additional shares of Capital Stock of that Person which would be issued upon the conversion or exercise of all Equity Rights of the Person outstanding at such time.

                  "GAAP" shall mean generally accepted accounting principles
                   ----
         and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, all as in effect on the date in question, applied on a basis consistent with prior periods.

                  "Governmental Authority" shall mean any nation or
                   ----------------------
         government, and any state or political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including, without limitation, the Securities and Exchange Commission, the United States Environmental Protection Agency ("EPA"), the Federal Trade Commission and the Federal Drug Administration), and any court, tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

                  "Guarantors" shall mean each present and future Domestic
                   ----------
         Subsidiary of any Borrower, which are, as of the Closing Date, (a) Howe Furniture Corporation, a New York corporation, (b) Falcon Holdings, Inc., a Missouri Corporation, (c) The Falcon Companies International, Inc., a Missouri corporation, (d) Madison Furniture Industries, Inc., a Mississippi corporation, and (e) Johnson Industries, Inc., an Illinois corporation, and any other Person who hereafter guarantees payment or performance of the whole or any part of the Obligations.

                  "Guaranty" shall mean a Guaranty made by each of the
                   --------
         Company Parties other than Borrowers in favor of the Collateral Agent for the Lenders, in form and substance satisfactory to the Lenders, as amended, supplemented or otherwise modified from time to time.

                  "Hazardous Materials" shall mean any substance (i) the
                   -------------------
         presence of which requires investigation or remediation under any Environmental Laws; (ii) that is defined or becomes defined as a "hazardous waste" or "hazardous substance" under any Environmental Laws; (iii) that is toxic, explosive, corrosive, inflammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated under any Environmental Laws;
         (iv) the presence of which on any real property causes or threatens to cause a nuisance upon the real property or to adjacent properties or poses or threatens to pose a hazard to any real property or to the health or safety of Persons on or about any real property; or (v) that contains gasoline or other petroleum hydrocarbons, polychlorinated biphenyls or asbestos.

                  "Hazardous Materials Claim" has the meaning provided in
                   -------------------------
         Section 9.18.

                  "Holders" shall mean any Person (including, without
                   -------
         limitation, the Lenders) in whose name the Notes are registered.

                  "Immediate Family" of a Person includes such Person's
                   ----------------
         spouse, and the parents, children, grandchildren and siblings of such Person or his or her spouse and their spouses and other Persons related to the foregoing by blood, adoption or marriage within the second degree of kinship.

                  "Indebtedness" shall mean, as applied to a Person, without
                   ------------
         duplication:

                  i. all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations;

                  ii. all obligations of other Persons which such Person has guaranteed;

                  iii. all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person;

                  iv.    Derivative Obligations; and

                  v. in the case of Borrowers (without duplication), the Obligations.

                  "Indemnified Environmental Costs" shall mean all
                   -------------------------------
         liabilities, claims, actions, causes of action, judgments, orders, damages (including foreseeable and unforeseeable consequential damages), costs, expenses, fines, penalties and losses (including sums paid in settlement of claims and all reasonable consultant, expert and legal fees and reasonable expenses of counsel) incurred in connection with any Hazardous Materials claim, any investigation of Site conditions or any clean up, or other remedial, removal or restoration work (whether of any Real Property or any other real property), or any resulting damages, harm or injuries to the Person or property of any third parties or to any natural resources.

                  "Indemnified Parties" shall have the meaning specified in
                   -------------------
         Section 8.2.

                  "Initial Finance Projections" shall have the meaning
                   ---------------------------
         provided in Section 6.13.

                  "Intellectual Property Security Agreement" shall mean a
                   ----------------------------------------
         grant of a security interest in patents, trademarks and licenses made by the Company Parties, in favor of the Collateral Agent for the Lenders, in form and substance satisfactory to the Lenders, as amended, supplemented or otherwise modified from time to time.

                  "Intercreditor Agreement" shall mean the Intercreditor
                   -----------------------
         Agreement, dated as of even date herewith, among the Bank Agent, Banks, Collateral Agent, Lenders, and the Borrowers, as amended, restated, supplemented or otherwise modified from time to time.

                  "Investment Documents" shall mean, collectively, this
                   --------------------
         Agreement, the Collateral Documents, the Guaranty, the Fee Letter, the Securities, the Investor Rights Agreement, and all other agreements, instruments, certificates, closing and other letters and other documents executed and/or delivered in connection herewith or therewith, in each case as amended, restated, supplemented or otherwise modified from time to time.

                  "Investor Rights Agreement" shall mean an Investor Rights
                   -------------------------
         Agreement, in form and substance satisfactory to the Lenders, among Falcon, and the Jacobs Stockholders (as defined therein) in substantially the form attached hereto as Exhibit D, as amended,
                                                   ---------
         supplemented or otherwise modified from time to time.

                  "Joinder Agreement" shall mean the Joinder Agreement
                   -----------------
         substantially the form attached hereto as Exhibit B.
                                                   ---------

                  "knowledge" or "best knowledge" when used with respect to
                   ---------      --------------
         any Company Party, and references to the awareness of a Company Party, mean the actual knowledge or awareness of the management of such Company Party and the knowledge or awareness that they would have obtained after reasonable due diligence or inquiry in light of the circumstances.

                  "Lenders" shall have the meaning set forth in the
                   -------
         preamble.

                  "Lenders' Equity" shall mean the common stock of Falcon
                   ---------------
         issued to the Lenders pursuant to the terms of this Agreement.

                  "Lien" shall mean any lien (statutory or other), pledge,
                   ----
         mortgage, deed of trust, assignment, deposit arrangement, priority, security interest, or other charge or encumbrance or other preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a lessor under a Capital Lease having substantially the same economic effect in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on common law, statute or contract), any lease in the nature thereof and the filing or existence of any financing statement or other similar form of notice under the laws of any jurisdiction or any security agreement authorizing any Person to file such a financing statement, whether arising by contract, operation of law, or otherwise. The term "Lien" shall also include rights of seller under conditional sales contracts or title retention agreements, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purpose of the Agreement, a Borrower shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "LLCP" shall have the meaning specified in the preamble.
                   ----

                  "Losses" shall have the meaning specified in Section 8.2.
                   ------

                  "Majority in Interest" shall mean the Holders who hold 51%
                   --------------------
         or more of the outstanding nominal principal amount of all of the Notes in the aggregate at the time of the determination of a Majority in Interest, or, if the Notes are no longer outstanding, the holders of 51% of the outstanding Lenders' Equity.

                  "Make Whole Amount" shall mean an amount equal to the
                   -----------------
         positive difference, if any, between (i) the present value (computed using the Discount Rate) as of any date of prepayment of all or any portion of Term Loan B (a "PREPAYMENT DATE") of all remaining scheduled payments of principal and interest (computed based on the aggregate rate applicable to Term Loan B in effect on the Prepayment Date) required to be paid in respect of the portion of Term Loan B to be prepaid, and (ii) the outstanding principal amount of the portion of Term Loan B to be prepaid as of such Prepayment Date plus accrued and unpaid interest in respect of such portion of Term Loan B through such Prepayment Date.

                  "Margin Regulations" shall mean Regulations T, U and X of
                   ------------------
         the Federal Reserve Board, as amended from time to time.

                  "Margin Stock" shall mean "margin Stock" as defined in the
                   ------------
         Margin Regulations.

                  "Material Adverse Effect" shall mean (i) a material
                   -----------------------
         adverse effect on the business, condition (financial or otherwise), operation, performance or properties of Borrowers and their Subsidiaries taken as a whole, (ii) a material adverse effect on the rights and remedies of Collateral Agent or Lenders under the Investment Documents, or (iii) the material impairment of the ability of Borrowers and the other Company Parties, taken as a whole, to perform their obligations hereunder or under any other Investment Document.

                  "Material Contracts" shall have the meaning provided in
                   ------------------
         Section 3.31.

                  "Maximum Rate" shall have the meaning provided in
                   ------------
         Section 2.6(d).

                  "Money Borrowed" shall mean, (i) Indebtedness arising from
                   --------------
         the lending of money by any Person to any Company Party; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to any Company Party, (1) which is represented by notes payable or drafts accepted that evidence extensions of credit, (2) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (3) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of any Company Party under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses
         (i) through (iii) hereof, if owed directly by a Company Party. Money Borrowed shall not include trade payables or accrued expenses.

                  "Mortgages" shall mean (i) the Real Property Deed of
                   ---------
         Trust, Assignment of Rents, Security Agreement and Fixture Filing executed by Shelby on or about the Closing Date in favor of Collateral Agent, for the benefit of itself and Lenders, by which Shelby has granted to Collateral Agent, as security for the Obligations, a Lien upon the real Property of Shelby located at 150 Shelby Williams Drive, Morristown, Tennessee 37813, (ii) the Leasehold and Fee Deed of Trust, Assignment of Rents and Security Agreement executed by Falcon on or about the Closing Date in favor of Collateral Agent, for the benefit of itself and Lenders, by which Falcon has granted to Collateral Agent, as security for the obligations, a Lien upon the leased and owned real Property of Falcon located at 22 Falcon Drive, Belmont, Mississippi 38827,
         (iii) the Deed of Trust, Assignment of Rents and Security Agreement executed by Shelby on or about the Closing Date in favor of Collateral Agent, for the benefit of itself and Lenders, by which Shelby has granted to Collateral Agent, as security for the Obligations, a Lien upon the real Property of Shelby located at 2075 Highway 43, Canton, Mississippi 38827, (iv) the Mortgage executed by Falcon on or about the Closing Date in favor of Collateral Agent, for the benefit of itself and Lenders, by which Falcon has granted to Collateral Agent, as security for the Obligations, a Lien upon the real property of Falcon located at 615 South Front Street, Belding, Michigan 46809, and (v) all other mortgages, deeds of trust and comparable documents now or at any time hereafter securing the whole or any part of the Obligations, in each case as the same may be amended or otherwise modified from time to time.

                  "Notes" shall have the meaning set forth in Section 2.1,
                   -----
         and shall also include, where applicable, any additional note or notes issued by Borrowers in connection with any Assignments.

                  "Obligations" shall mean any and all present and future
                   -----------
         loans, advances, Indebtedness, claims, guarantees, liabilities or obligations of the Company Parties or their Affiliates, or of any other Person for or on behalf of the Company Parties, owing to the Lenders, or owing to any Indemnified Party under Section 8.2, of whatever nature, character or description, arising under or in connection with this Agreement, the Notes, the Guaranty, the Collateral Documents, the Investor Rights Agreement and any other Investment Document, any and all agreements, instruments or other documents heretofore or hereafter executed or delivered in connection with any of the foregoing, in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, amended, renewed, extended, exchanged, restated, refinanced, refunded or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether for principal, interest, premiums, fees, costs, expenses (including, without limitation, attorneys' fees) or other amounts incurred for administration, collection, enforcement or otherwise, whether or not arising after the commencement of any proceeding under the Bankruptcy Laws (including, without limitation, post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by any statute of limitations or such Indebtedness, claim, liability or obligation may otherwise be unenforceable.

                  "Operating Licenses" shall mean, collectively, all
                   ------------------
         licenses, franchises, permits, consents, approvals, registrations, certificates and authorizations of all Governmental Authorities necessary or advisable to the conduct of the business of any of the Company Parties.

                  "Organizational Documents" shall mean the charter, bylaws,
                   ------------------------
         articles of formation, regulations, operating agreement, partnership agreement, and similar governing documents of any Person.

                  "Original Bank Credit Agreement" shall mean that certain
                   ------------------------------
         Loan and Security Agreement originally dated as of June 3, 2003, as amended and restated on January 24, 2004, and as further amended or otherwise modified prior to the Closing Date, by and among the Bank Agent, the financial institutions party thereto and certain of the Borrowers.

                  "Other Agreements" shall mean any and all agreements,
                   ----------------
         instruments and documents (other than this Agreement and the Collateral Documents), heretofore, now or hereafter executed by any Company Party or any of their Subsidiaries or any other third party and delivered to Collateral Agent or any Lender in respect of the transactions contemplated by the Agreement.

                  "Other Debt Document" shall mean any agreement, instrument
                   -------------------
         or other document evidencing or governing any Indebtedness of any Company Party, including, without limitation, the Bank Credit Documents and the Subordinated Note Documents and Convertible Subordinated Debentures.

                  "Past Due Payables" shall mean the trade payables of
                   -----------------
         Falcon and its Subsidiaries existing on the Closing Date that are one or more days past the due date set forth on the original invoices therefor, to the extent not being contested in good faith by appropriate proceedings being diligently conducted and for which adequate reserves have been provided in accordance with GAAP, and in any event and without limitation such term shall include all trade payables identified as "Past Due Payables" on the Payables Aging Schedule delivered to Lenders in accordance with Section 3.29(vi).

                  "Payables Aging Schedule" has the meaning provided in
                   -----------------------
         Section 3.29(vi).

                  "Permitted Capital Lease Obligation" shall mean
                   ----------------------------------
         Capitalized Lease Obligations of Company Parties incurred after the Closing Date, the aggregate amount of which, when aggregated with the aggregate amount of all Capitalized Lease Obligations and all Permitted Purchase Money Indebtedness of the Company Parties at the time outstanding, does not exceed $3,000,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases (as opposed to operating leases) shall be computed as a Capitalized Lease Obligation.

                  "Permitted Indebtedness" shall have the meaning as defined
                   ----------------------
         in the Subordinated Note Indenture as in existence on the Closing
         Date.

                  "Permitted Liens" shall mean any Lien of a kind specified
                   ---------------
         in Section 10.5.

                  "Permitted Purchase Money Indebtedness" shall mean
                   -------------------------------------
         Purchase Money-Indebtedness of any Company Party incurred after the Closing Date which is secured by a Purchase Money Lien, the principal amount of which, when aggregated with the principal amount of all other Permitted Purchase Money Indebtedness and Permitted Capitalized Lease Obligations of the Company Parties at the time outstanding, does not exceed $3,000,000.

                  "Person" shall mean any individual, trustee, sole
                   ------
         proprietorship, partnership (general or limited), joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership and other entity or any Governmental Authority.

                  "Pledge Agreement" shall mean the Amended and Restated
                   ----------------
         Pledge Agreement by and among certain Company Parties (with respect to the Capital Stock of their Subsidiaries) as "Pledgors," on the one hand, and the Bank Agent and Collateral Agent, on the other hand, in form and substance satisfactory to the Banks and the Lenders, and all other pledge agreements and comparable documents now or at any time hereafter securing the whole or any part of the Obligations, in each case as amended, supplemented or otherwise modified from time to time.

                  "Pro Forma Closing Balance Sheet" shall have the meaning
                   -------------------------------
         provided in Section 3.10(b).

                  "Projections" shall mean Borrowers' forecasted
                   -----------
         Consolidated (i) balance sheets, (ii) profit and loss statements, and (iii) cash flow statements, all prepared on a consistent basis with the historical financial statements of Borrowers and the Subsidiaries, together with appropriate supporting details and a statement of underlying assumptions.

                  "Purchase Money Indebtedness" shall mean and include (i)
                   ---------------------------
         Indebtedness (other than the Obligations and Capitalized Lease Obligations) for the payment of all or any part of the purchase price of any Fixed Assets, (ii) any Indebtedness (other than the Obligations and Capitalized Lease obligations) incurred at the time of or within ten (10) days prior to or after the acquisition of any Fixed Assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions, refinancings or replacements thereof, but not any increases in the principal amounts thereof outstanding at the time.

                  "Purchase Money Lien" shall mean a Lien upon fixed assets
                   -------------------
         which secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the Fixed Assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and the proceeds thereof.

                  "Purchase Price" shall have the meaning provided in
                   --------------
         Section 2.2.

                  "Rate Contracts" shall mean rate swaps, caps, floors and
                   --------------
         collars, currency swaps, or other similar financial products designed to provide protection against fluctuations in interest, currency or exchange rates or commodity prices.

                  "Real Property" shall mean any and all real property now
                   -------------
         or hereafter owned, leased or operated by any Company Party.

                  "Release" shall mean any release (whether threatened or
                   -------
         actual), migration, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, seeping, leaching, dumping or disposing into the environment or the workplace of any Hazardous Materials, and otherwise as defined in any Environmental Laws.

                  "Rentals" shall have the meaning provided in Section 10.19
                   -------

                  "Reportable Event" shall mean any of the events set forth
                   ----------------
         in Section 4043(c) of ERISA.

                  "Responsible Officer" shall mean the chief executive
                   -------------------
         officer, president or chief financial officer of Falcon.

                  "Restricted Investment" shall mean any investment made in
                   ---------------------
         cash or by delivery of property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Capital Stock, or by loan, advance or capital contribution, or otherwise, or in any property except the following;

                  (i) investments by a Company Party, to the extent existing on the Closing Date, in one or more Subsidiaries of such Person;

                  (ii) so long as no Default or Event of Default is then in existence or is reasonably likely to occur, investments after the Closing Date by a Company Party in a Foreign Subsidiary of a Company Party (as loans or equity investments) the Capital Stock of which are subject to a Pledge Agreement, in an aggregate amount after the Closing Date (including all loans made pursuant to Section 10.2(v)) for all Foreign Subsidiaries not in excess of $1,000,000 in any Fiscal Year, except that the unused portion of such investment allowance for any Fiscal Year may be carried over to succeeding Fiscal Years to be used in such succeeding Fiscal Years after all of the investment allowance for any such succeeding Fiscal Year has been used;

                  (iii) Property to be used in the ordinary course of business the acquisition of which is not otherwise prohibited by this Agreement or the other Investment Documents;

                  (iv) Current Assets arising from the sale of goods and services in the ordinary course of business of any Company Party;

                  (v) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

                  (vi) investments in certificates of deposit maturing within one year from the date of acquisition and fully insured by the Federal Deposit Insurance Corporation;

                  (vii) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than two hundred seventy (270) days from the date of creation thereof;

                  (viii) investments in money market, mutual or similar funds having assets in excess of $100,000,000 and the investments of which are limited to investment grade securities;

                  (ix) intercompany loans permitted under Sections 10.2 and 10.4;

                  (x)      investments existing on the date hereof and
                           listed on Schedule 3.29(a) hereto;
                                     ----------------

                  (xi) deposit and other bank accounts maintained by a Company Party in the ordinary course of business, subject, in the case of deposit accounts of a Company Party, to dominion account agreements in favor of Banks and Bank Agent reasonably acceptable to Lenders;

                  (xii) intercompany accounting entries made in respect of sales of inventory and collections of accounts in the ordinary course of business;

                  (xiii) investments by Foreign Subsidiaries in other Foreign Subsidiaries whose Capital Stock is subject to a Pledge Agreement; and

                  (xiv) investments otherwise expressly permitted pursuant to this Agreement.

                  "Restricted Subsidiary" shall have the meaning as defined
                   ---------------------
         in the Subordinated Note Indenture, as in existence on the Closing
         Date.

                  "Second Anniversary Date" shall mean October 1, 2006.
                   -----------------------

                  "Securities" shall have the meaning specified in Section 2.1.
                   ----------

                  "Securities Act" shall mean the Securities Act of 1933, as
                   --------------
         amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

                  "Security Agreement" shall mean that certain Security
                   ------------------
         Agreement, dated as of the date hereof, by and among each of the Company Parties in favor of the Collateral Agent, for the benefit of itself and the Lenders, pursuant to which Company Parties granted to Collateral Agent, as security for the Obligations, a Lien on all of the Collateral (as defined therein) owned by such Person, and all other security agreements and comparable documents now or at any time hereafter securing the whole or any part of the Obligations, in each case as amended or otherwise modified, supplemented or restated and in effect from time to time.

                  "Senior Debt" shall have the meaning as defined in the
                   -----------
         Subordinated Note Indenture, as in existence on the Closing Date.

                  "Solvent" shall mean, with respect to any Person, that on
                   -------
         the date of determination: (i) the present fair saleable value of the assets (i.e., the price a buyer is willing to pay for such asset in an arms-length transaction) of such Person will exceed the amount that will be required to pay the probable liability on the existing debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) of such Person as they become absolute and matured; (ii) the assets of such Person do not constitute unreasonably small capital for such Person to carry on its businesses as now conducted or proposed to be conducted; and
         (iii) such Person is able to pay all of its Indebtedness as such Indebtedness matures. For purposes of the preceding sentence, the amount of contingent obligations outstanding at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that are reasonably expected to become an actual or matured liability.

                  "Subordinated Debt" shall mean the Subordinated Notes, the
                   -----------------
         Convertible Subordinated Debentures and any other Indebtedness of any Company Party that is subordinated to the Obligations in a manner reasonably satisfactory to Majority in Interest, and contains terms, including without limitation, payment terms, reasonably satisfactory to Majority in Interest.

                  "Subordinated Note Debt" shall mean Falcon's Indebtedness
                   ----------------------
         for Money Borrowed in the aggregate outstanding amount of $100,000,000 incurred pursuant to the Subordinated Note Documents.

                  "Subordinated Note Documents" shall mean the Subordinated
                   ---------------------------
         Note Indenture, the Subordinated Notes and each other agreement, instrument or document now or hereafter evidencing or relating to the Subordinated Note Debt.

                  "Subordinated Note Guarantors" shall mean the "Guarantors"
                   ----------------------------
         as defined in the Subordinated Note Indenture, as in existence on the Closing Date.

                  "Subordinated Note Indenture" shall mean the Indenture
                   ---------------------------
         dated as of June 17, 1999 among Falcon, as Issuer, certain Subsidiaries of Falcon, as Guarantors and the Bank of New York, as Trustee, as amended, modified or supplemented through the Closing Date, and as it may be hereafter amended, modified or supplemented from time to time if and to the extent permitted under this Agreement.

                  "Subordinated Notes" shall mean the 11 3/8% Senior
                   ------------------
         Subordinated Notes due June 15, 2009, Series B, issued by Falcon pursuant to the Subordinated Note Indenture and the other Subordinated Note Documents.

                  "Subsidiary" and "Subsidiaries" shall mean, any Person of
                   ----------       ------------
         which another Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

                  "Tax" means any income, gross receipts, license, payroll,
                   ---
         employment, excise, severance, stamp, occupation, premium, property, environmental, windfall profit, customs, vehicle, airplane, boat, vessel or other title or registration, capital stock, franchise, employees' income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative, add-on minimum and other tax, fee, assessment, levy, tariff, charge or duty of any kind whatsoever and any interest, penalty, addition or additional amount thereon imposed, assessed or collected by or under the authority of any governmental body or payable under any tax-sharing agreement or any other contract.

                  "Term" shall have the meaning provided in Section 2.9.
                   ----

                  "Term Loan B" shall have the meaning provided in Section 2.2.
                   -----------

                  "Term Loan B Current Pay Interest" shall have the meaning
                   --------------------------------
provided in Section 2.6(b).

                  "Term Loan B Key Man Life Insurance Policies" shall have
                   -------------------------------------------
the meaning provided in Section 9.11.

                  "Term Loan B PIK Interest" shall have the meaning provided
                   ------------------------
in Section 2.6(b).

                  "Term Loan B Prepaid Interest" shall have the meaning
                   ----------------------------
provided in Section 2.6(a).

                  "Term Loan B Prepayment Fee" shall mean (a) with respect
                   --------------------------
         to any prepayment of Term Loan B that is made after the First Anniversary Date but on or prior to the Second Anniversary Date, an amount equal to 4.0% of the amount prepaid, and (b) with respect to any prepayment of Term Loan B that is made after the Second Anniversary Date, an amount equal to 2% of the amount prepaid.

                  "Term Loan B Year One PIK Interest" shall have the meaning
                   ---------------------------------
provided in Section 2.6(a).

                  "Term Loan B Years Two and Three PIK Interest" shall have
                   --------------------------------------------
the meaning provided in Section 2.6(b).

                  "Tranche B Default Increase" shall have the meaning
                   --------------------------
provided in Section 2.6(c).

                  "Tranche B Default Rate" shall have the meaning provided
                   ----------------------
in Section 2.6(c).

                  "Tranche B Pre-Default Rate" shall have the meaning
                   --------------------------
provided in Section 2.6(c).

                  "UCC" shall mean the Uniform Commercial Code as in effect
                   ---
         in the State of New York on the date of this Agreement, as it may be amended or otherwise modified.

                  "Unrestricted Subsidiary" shall have the meaning as
                   -----------------------
         defined in the Subordinated Note Indenture, as in existence on the Closing Date.

                  "Voting Stock" of a Person shall mean all classes of
                   ------------
         Capital Stock of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof or with respect to shareholder or other proposals.

         1.2.     Accounting Terms and Computations. For purposes of this
                  ---------------------------------
Agreement, (a) all accounting terms used in this Agreement that are not expressly defined herein have the meanings given to them under GAAP, (b) all computations made pursuant to this Agreement or any other Investment Document shall be made in accordance with GAAP, (c) all financial statements and other financial information to be delivered by Borrowers hereunder or under any other Investment Document shall be prepared in accordance with GAAP, except that any interim financial statements or other financial information which are unaudited may be subject to year-end audit adjustments and may omit footnotes and (d) after the Closing, all computations, financial statements and other financial information of Borrowers hereunder shall be determined on a consolidated basis in accordance with GAAP.

         1.3.     Covenants. To the extent that this Agreement contains any
                  ---------
covenants or agreements of any Company Party not a signatory hereto, the Borrowers shall be responsible for causing such Company Party to comply with such covenants and agreements to the extent expressly required under this Agreement. All covenants and agreements under this Agreement shall each be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by an exception thereto, or be otherwise within the limitations thereof, shall not avoid the occurrence of a breach of such covenant if such action is taken or condition exists.

         1.4.     Captions; Construction and Interpretation. The captions in
                  -----------------------------------------
this Agreement are for convenience of reference only, do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement. All section, preamble, recital, exhibit, schedule, disclosure schedule, annex, clause and party references are to this Agreement unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

         1.5.     Determinations. Any determination involving a numeric or
                  --------------
mathematical calculation contemplated by this Agreement or any other Investment Document that is made by the Lenders shall be final and conclusive and binding upon Borrowers in the absence of manifest error. Any other determination contemplated by this Agreement or any other Investment Document that is made by the Lenders shall be prima facie evidence of the correctness of such determination.

2.       TERM LOAN B.
         -----------

         2.1.     Authorization; Registration. Prior to the Closing, the
                  ---------------------------
Borrowers shall have authorized the issuance and sale to the Lenders of Secured Senior Notes Due 2007 in the aggregate nominal principal amount of $45,714,286, in substantially the form of Exhibit A (as the same may be
                                          ---------
amended, restated, supplemented, modified, renewed, refinanced or restructured from time to time, the "NOTES"). In addition, on or before March 31, 2005, Falcon shall have (a) authorized the issuance and sale to the Lenders of 500,000 shares of its common stock, adjusted in accordance with the Investor Rights Agreement, which shall represent 3.45%
of the total equity of Falcon as of the Closing Date on a Fully Diluted Basis (the "LENDERS' EQUITY") and (b) issued to the Lenders pro rata (in accordance with the percentages set forth on Schedule 2.2) the Lenders'
                                             ------------
Equity which shall have been registered for resale pursuant to a registration statement filed with the Securities and Exchange Commission on Form S-3 in accordance with the terms of the Investor Rights Agreement. The Notes and the Lenders' Equity are collectively referred to herein as the "SECURITIES."

         2.2.     Purchase Price. Subject to the terms and conditions contained
                  --------------
herein and in the other Investment Documents, and in reliance upon the representations, warranties, covenants and agreements contained herein, on the Closing Date, the Borrowers shall issue and sell to the Lenders the
Notes in the nominal principal amounts set forth on Schedule 2.2, and the
                                                    ------------
Lenders severally (but not jointly) agree to purchase such Notes. The issuance and sale of the Notes in the aggregate nominal principal amount of $45,714,286 to the Lenders shall be referred to as the making of "TERM LOAN
B" for all purposes of this Agreement. The aggregate nominal principal amount of the Notes is $45,714,286 and the aggregate amount of the purchase price to be paid by the Lenders for the Notes and the Lenders' Equity shall be $40,000,000 (the "PURCHASE PRICE"), payable as provided in Section 2.3. Borrowers, on the one hand, and the Lenders, on the other hand, agree that, for purposes of Section 1271 et seq. of the Code, the original issue price of the Notes will be 14.38% of their aggregate principal amount, and that this agreement is intended to constitute an agreement as to the issue prices of the Notes for all federal, state and local income tax purposes; provided,
                                                                   --------
however, that in the event the Lenders' Equity to be issued to the Lenders
-------
as provided in Section 2.1 has not been issued on or before March 31, 2005, then the parties agree that the original issue price of the Notes will be 12.50% of their principal amount. The repayment of Term Loan B, and all other Obligations shall be secured by the Collateral.

         2.3.     Closing. The closing of the issuance and sale of the Notes
                  -------
under this Agreement (the "CLOSING") shall take place at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, as soon as practicable immediately following the satisfaction or waiver of each of the conditions precedent set forth in Sections 6 and Section 7 (such date being referred to as the "CLOSING DATE"). At the Closing, Borrowers shall deliver to the Lenders, among other things, the Notes duly executed by Borrowers, against delivery by the Lenders of the Purchase Price (net of the Term Loan
B Pre-paid Interest and other amounts permitted to be withheld pursuant to
Section 6.3 and Section 8.5) by wire transfer in immediately available funds to such bank as Falcon may request in writing for credit to an account designated by Falcon in such request; provided, however, that such request
                                      --------  -------
shall be consistent with the purposes set forth in Section 2.4.

         2.4.     Use of Proceeds. Borrowers shall use the proceeds of Term
                  ---------------
Loan B as contemplated hereunder solely for the amendment, restatement and replacement on the Closing Date of a portion of the existing Indebtedness (including prepayment fees and expenses) of Borrowers and certain other Company Parties under the Original Bank Credit Agreement, for paying Pre-paid Interest and for paying fees and expenses incurred in connection with this Agreement.

         2.5.     Failure to Deliver Lenders' Equity. If Falcon fails to
                  ----------------------------------
comply with its obligations to issue and deliver the Lenders' Equity as and when required in accordance with Section 2.1 and the Investor Rights Agreement, then on March 31, 2005, and on the last Business Day of each calendar month thereafter, Borrowers shall pay to each of the Lenders their pro rata share (based on the percentages set forth on Schedule 2.2) of
                                                      ------------
$100,000, as pro rated for any partial month commencing after March 2005 if the Lenders' Equity is delivered during any such month (the "NON-ISSUANCE FEE") until such time as Falcon has issued and delivered such Lenders' Equity. In the event that at any time after the issuance and delivery of such Lenders' Equity, the registration statement on Form S-3 expires or becomes ineffective or is otherwise allowed to lapse for any reason, then the Borrowers' obligation to pay the monthly Non-Issuance Fee (as pro rated for that portion of any month during which a registration statement on Form S-3 relating to such Lenders' Equity becomes effective which occurred prior to the effectiveness of such registration statement) to the Lenders shall be reinstated as of the date of such expiration, ineffectiveness or lapse until such time as Falcon has renewed or reinstated the effectiveness of such registration statement or has filed a new registration statement.

         2.6.     Rate and Computation of Interest on Term Loan B.
                  -----------------------------------------------

         (a) During the period from the Closing Date to the First Anniversary Date, interest shall accrue on the nominal principal amount of Term Loan B outstanding at the end of each day at a rate per annum equal to 15.0%, and shall be payable as follows: a portion of such interest equal to 14% per annum (the "TERM LOAN B PRE-PAID INTEREST") shall be prepaid on the Closing Date out of the proceeds of Term Loan B and the balance of such interest equal to 1% per annum (the "TERM LOAN B YEAR ONE PIK INTEREST") shall be added to the outstanding principal balance of Term Loan B on the last day of each month commencing on October 31, 2004 and shall be paid as provided in Section 2.7.2.

         (b) During the period commencing on the First Anniversary Date and thereafter, interest shall accrue on the nominal principal amount of Term Loan B outstanding at the end of each day at a rate per annum equal to 15.0%, and shall be payable as follows: a portion of such interest equal to 7.5% per annum (the "TERM LOAN B CURRENT PAY INTEREST") shall be paid on a current basis in cash as provided in Section 2.7.2 and the balance of such interest equal to 7.5% per annum (the "TERM LOAN B YEARS TWO AND THREE PIK INTEREST" and, together with the Term Loan B Year One PIK Interest, the
"TERM LOAN B PIK INTEREST") shall be added to the outstanding principal balance of Term Loan B on the last day of each month commencing on October 31, 2005 and shall be paid as provided in Section 2.7.2.

         (c) Upon and after the occurrence of an Event of Default, and during the continuation thereof, the nominal principal amount of Term Loan B shall bear interest at a rate per annum equal to the interest rate otherwise applicable thereto (the "TRANCHE B PRE-DEFAULT RATE") plus 2.0% during the first thirty (30) calendar days (or portion thereof) that such Event of Default remains uncured or unwaived, and thereafter such rate of interest shall increase by 1.0% per annum over the rate in effect during the prior thirty (30) calendar days, for each additional thirty (30) calendar days (or portion thereof) that such Event of Default remains uncured or unwaived (in each case such increased interest rate being referred to as the "TRANCHE B DEFAULT RATE" and the excess of the Tranche B Default Rate over the Tranche B Pre-Default Rate being referred to as the "TRANCHE B DEFAULT INCREASE"); provided, however, that the Tranche B Default Rate shall not exceed 19.0%.
--------  -------
Accordingly, during the continuation of such Event of Default, (i) prior to the First Anniversary Date Borrowers shall, in addition to the Tranche B Pre-Default Rate, pay interest on the nominal principal of Term Loan B on a current basis at the rate per annum equal to the Tranche B Default Increase, which shall be paid as provided in
Section 2.7.2, and (ii) on and after the First Anniversary Date the Term Loan B Current Pay Interest shall increase by an amount equal to the nominal principal of Term Loan B multiplied by a rate per annum equal to the Tranche B Default Increase.

         (d) In no event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement or the Notes are in contravention of any such law, such provisions shall be deemed amended to conform thereto (the "MAXIMUM RATE"). If at any time, the amount of interest paid hereunder is limited by the Maximum Rate, and the amount at which interest accrues hereunder is subsequently below the Maximum Rate, the rate at which interest accrues hereunder shall remain at the Maximum Rate, until such time as the aggregate interest paid hereunder equals the amount of interest that would have been paid had the Maximum Rate not applied.

         (e) Interest hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of three hundred sixty (360) days.

         2.7.     Payments. Borrowers hereby jointly and severally
                  --------
unconditionally promise to make the following payments to Lenders in respect of Term Loan B:

                  2.7.1.   Principal. Principal on account of Term Loan B shall
                           ---------
         be payable by Borrowers as follows: (i) as required pursuant to Sections 2.7.3(a), 2.7.3(b) and 2.7.3(c), and (ii) in the amount of the remaining principal balance of Term Loan B on October 1, 2007. Notwithstanding the foregoing, the entire unpaid principal balance of Term Loan B shall be due and payable upon the earlier to occur of: (1) the occurrence of an Event of Default in consequence of which Collateral Agent or the Majority in Interest, elect to accelerate the maturity and payment of the Obligations or (2) the termination of this Agreement.

                  2.7.2.   Interest. Term Loan B Current Pay Interest and,
                           --------
         prior to the First Anniversary Date, any interest payable on Term Loan B on a current basis, shall be due and payable on the earliest of (1) the last calendar day of each month (for such month) computed through the last calendar day of such month, (2) the occurrence of an Event of Default in consequence of which either (a) Collateral Agent or Majority in Interest elect to accelerate (to the extent permitted under the Intercreditor Agreement) the maturity and payment of the Obligations or (b) the maturity and payment of the Obligations is automatically accelerated, (3) the date of any required prepayment of Term Loan B (or any portion thereof) following the occurrence of a Change of Control pursuant to Section 2.7.4; provided that only the interest
                                            --------
         accrued on the portion of Term Loan B required to be so prepaid shall be due and payable at such time, or (4) termination of this Agreement pursuant to Section 2.9 hereof. Term Loan B PIK Interest shall be due and payable on the earliest of (A) the maturity of Term Loan B, (B) the occurrence of an Event of Default in consequence of which Collateral Agent or Majority in Interest elect to accelerate the maturity and payment of the Obligations,
         (C) termination of this

         Agreement pursuant to Section 2.8 hereof, or (D) any required prepayment of Term Loan B (or any portion thereof) following the occurrence of a Change of Control pursuant to Section 2.7.4; provided, that notwithstanding the foregoing, Borrowers may elect
         --------
         to pay in cash all or any portion of the Term Loan B PIK Interest accrued as of the last day of any month, in each case so long as no Event of Default is in existence or would be caused thereby.

                  2.7.3.   Mandatory and Optional Prepayments. Company Parties
                           ----------------------------------
         hereby agree as follows:

                  (a)      Proceeds of Sale, Loss, Destruction or Condemnation
                           ---------------------------------------------------
         of Collateral. Except for dispositions of assets permitted by
         -------------
         Sections 10.9(i), (ii) and (iii) and except as provided in Section 10.9(v), if any Company Party sells any of its property or if any of its property is lost or destroyed or taken by condemnation, the applicable Company Party shall, unless otherwise agreed by the Majority in Interest, pay to Lenders as and when received by such Company Party and as a mandatory prepayment of the Term Loan B, as herein provided, a sum equal to the proceeds (including insurance payments but net of costs and taxes incurred in connection with such sale or event) received by such Company Party from such sale, loss, destruction or condemnation. The applicable prepayment shall be applied, subject to the terms of the Intercreditor Agreement:

                           (i) first, to Collateral Agent's costs and expenses relating to the relevant transaction,

                           (ii) second, to repay any accrued and unpaid Term Loan B Current Pay Interest,

                           (iii) third, to repay any accrued Term Loan B PIK Interest,

                           (iv) fourth, to repay the principal outstanding under the Notes ratably, until paid in full, and

                           (v) fifth, to repay any other Obligations then due and payable.

         Notwithstanding the foregoing and subject in each case to the terms of the Intercreditor Agreement,

                                    (A)      If the proceeds of insurance
                           (net of costs and taxes incurred) with respect to any loss or destruction of equipment or Real Property of any Company Party (i) are greater than or equal to $250,000 and less than $1,000,000, unless an Event of Default is then in existence, such proceeds shall be delivered to Collateral
                           Agent to be held in escrow by Collateral Agent until the earlier of: (1) such Company Party's decision not to repair or replace the damaged property (in which case such amount shall be applied to the Obligations in the manner provided in Section 2.7.3(a) until payment thereof in full) or (2) the expiration of one hundred eighty (180) days from the receipt of such amount, or (ii) are equal to or greater than $1,000,000, and upon such Company Party's request, the

                           Collateral Agent and the Majority in Interest agree to permit the applicable Company Party to repair or replace the damaged property, such proceeds shall be delivered to Collateral Agent to be held in escrow by Collateral Agent until the earlier of: (1) Collateral Agent's and the Majority in Interest's decision with respect thereto,
                           (2) the expiration of one hundred twenty (120) days from the date of such request, unless the applicable Company Party has commenced action to replace or rebuild the damaged property, or (3) the expiration of one hundred eighty (180) days from such request. If such Company Party decides to repair or replace the applicable property under clause (i) above or if Collateral Agent and the Majority in Interest agrees, in their reasonable judgment, to permit any such repair or replacement under clause
                           (ii) above, the applicable amount shall, unless an Event of Default is in existence, be released to the applicable Company Party as needed for use in replacing or repairing the damaged property during such one hundred eighty days (180) day period, with any remaining amount at the end of such one hundred eighty (180) day period applied to the Obligations in the manner specified in subclause
                           (a) above; and in the case of clause (ii) above, if Collateral Agent declines to permit any such repair or replacement or fails to respond to such Company Party within such one hundred twenty (120) day period, such amount shall be applied to the Obligations in the manner specified in
                           Section 2.7.3(a) above.

                                    (B)      If any proceeds of insurance
                           with respect to any loss or destruction of property of any Foreign Subsidiary are repatriated to the United States, such amounts (net of any costs or taxes incurred with respect thereto) shall be applied to the Obligations as set forth in
                           Section 2.7.3(a).

                  (b)      Excess Cash Flow Recapture. After the term loan
                           --------------------------
         obligations under the Bank Credit Agreement in existence on the Closing Date have been paid in full, Borrowers shall prepay the Term Loan B in amounts equal to Borrowers' Excess Cash Flow for each Fiscal Year of Borrowers during the Term hereof commencing with the Fiscal Year ending on or about November 1, 2005, each such prepayment to be based upon, and made within five (5) Business Days following the due date for delivery by Borrowers to Lenders of, the applicable annual financial statements required by Section 9.3(i) hereof. Each such prepayment shall be applied to the principal outstanding under the Notes ratably, until paid in full.

                  (c)      Other Mandatory Prepayments. Subject to the terms of
                           ---------------------------
         the Intercreditor Agreement, if any Company Party receives any proceeds from any tax refunds, indemnity payments, pension plan reversions, business interruption insurance or the Term Loan B Key Man Life Insurance Policies, Borrowers shall pay to Lenders, when and as received by such Company Party as a mandatory prepayment of the Obligations, a sum equal to 100% of such proceeds of such tax refund, indemnity payment, insurance or pension plan reversions.
         Any such prepayment shall be applied in the manner specified in
         Section 2.7.3(a).

                  (d)      Optional Prepayments. Subject to the terms of the
                           --------------------
         Intercreditor Agreement and Section 2.7.3(e), Borrowers may, at its option from time to time after the First Anniversary Date upon not less than thirty (30) Days' prior written notice to Collateral Agent and each Lender, prepay principal of the Notes (on a ratable basis), in minimum amounts of at least $500,000 and in integral multiples of $100,000 above $500,000.

                  (e)      Prepayment Fee. Upon any prepayment of the Term
                           --------------
         Loan B (other than a mandatory prepayment pursuant to Section 2.7.3(b) above) or upon the effective date of termination of this Agreement for any reason, Borrowers shall pay to Lenders, as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to the lesser of (x) the Make Whole Amount and (y) the Term Loan B Prepayment Fee applicable at such time; provided that if such termination arose from an Event of
               --------
         Default occurring as a result of a Change of Control, Borrowers shall, in lieu of such prepayment fee, make the payments specified in Section 2.7.5.

                  2.7.4.   No Term Loan Reborrowing. No amounts repaid or
                           ------------------------
         prepaid with respect to Term Loan B may be reborrowed.

                  2.7.5.   Change of Control Prepayment. If a Change of
                           ----------------------------
         Control shall occur at any time, each Lender may, at its sole election, require Borrowers to prepay the portion of Term Loan B owing to such Lender, in whole or in part, at any time during the twelve (12) month period following the occurrence of the Change of Control, by paying to such Lender (in addition to the outstanding principal required to be prepaid, accrued interest (including any Term Loan B PIK Interest) through the date of repayment on such principal amount and all other charges then due and owing under the terms of this Agreement and the other Investment Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 3.0% of the outstanding principal amount of Term Loan B required to be prepaid. Borrowers shall notify the Collateral Agent and each of the Lenders in writing, if possible, of any Change of Control at least five (5) days prior to the date that such Change of Control is scheduled to occur. Borrowers shall also notify the Collateral Agent and each of the Lenders of the date on which any Change of Control has actually occurred within one (1) Business Day after such date and shall inform the Lenders of their right to require Borrowers to prepay Term Loan B as provided in this Section 2.7.5 and of the date on which such right shall terminate. If any Lender elects to require Borrowers to prepay Term Loan B pursuant to this Section 2.7.5, it shall furnish a written notice to Borrowers advising them of such election and the outstanding principal to be prepaid. Borrowers agree to make such prepayment in accordance with this Section
         2.7.5 within three (3) Business Days after their receipt of such written notice, and failure to make any such prepayment shall be an Event of Default under Section 11.1.

                  2.7.6.   Credit for Term Loan B Pre-paid Interest.
                           ----------------------------------------
         Notwithstanding any other provision of this Agreement, if, for any reason, the Term Loan B is prepaid in full prior to the First Anniversary Date (whether pursuant to Section 2.7.3, Section 2.7.5 or otherwise), Borrowers shall be entitled to a credit against the Obligations owing to the Lenders in an aggregate amount equal to
         (a) the Term Loan B Pre-paid Interest minus (b)
                                               -----
         the Term Loan B Pre-paid interest multiplied by a fraction, the numerator of which is equal to the number of days from the Closing Date through and including the date of prepayment and the denominator of which is 360, which credit shall be applied as a credit against the following: (i) first, ratably toward any
                                           -----
         accrued and unpaid Term Loan B PIK Interest, until paid in full; and (ii) second, ratably toward the outstanding principal under the Notes. In no event shall all or any portion of such credit be refunded in cash by Lenders to Borrowers.

         2.8.     Application of Payments and Collections.
                  ---------------------------------------

                  (a)      Collections. All items of payment received by any
                           -----------
         Lender by 12:00 noon, New York time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, New York time, on any Business, Day shall be deemed received on the following Business Day.

                  (b)      Apportionment, Application of Payments. Principal
                           --------------------------------------
         and interest payments shall be apportioned ratably among Lenders (according to the nominal principal balance of the Notes to which such payments relate held by each Lender). All payments hereunder shall be remitted in immediately available funds to the respective Lender at its payment office set forth on Schedule 2.2. All
                                                   ------------
         proceeds of equity obtained by any Company Party, all payments in respect of the Guaranty and all other cash obtained by any Company Party shall be immediately deposited into a Dominion Account and applied to the Obligations as provided in this Agreement, subject to the terms of the Intercreditor Agreement.

         2.9.     Term. For purposes of this Agreement, the Term Loan B shall
                  ----
         be in effect for the period from the date hereof, through and including September 30, 2007 (the "TERM"), unless terminated earlier as provided in Section 2.10 hereof.

         2.10.    Termination.
                  -----------

         (a)      Termination by Lenders. Collateral Agent may, and at the
                  ----------------------
direction of the Majority in Interest shall, accelerate the Obligations without notice upon or after the occurrence and during the continuance of an Event of Default.

         (b)      Termination by Borrowers. Upon at least thirty (30) days'
                  ------------------------
prior written notice to Collateral Agent and Lenders, Borrowers may, at their option, terminate after the First Anniversary Date their obligations hereunder in respect of Term Loan B only (and not in respect of Lenders' Equity); provided, however, no such termination shall be effective until
         --------
Borrowers have paid or collateralized to Lenders' reasonable satisfaction all of the Obligations in immediately available funds, and Borrowers have complied with Section 2.7.3(e). Any notice of termination given by Borrowers shall be irrevocable unless all Lenders otherwise agree in writing.
Borrowers may elect to terminate the obligations in respect of Term Loan B in their entirety only.

         (c)      Effect of Termination. All of the Obligations shall be
                  ---------------------
immediately due and payable upon the termination date stated in any notice of termination. All undertakings, agreements, covenants, warranties and representations of Company Parties contained in the

Investment Documents shall survive any such termination and Collateral Agent shall retain its Liens in the Collateral and Collateral Agent and each Lender shall retain all of its rights and remedies under the Investment Documents notwithstanding such termination until all Obligations have been discharged or paid, in full, in immediately available funds, including, without limitation, all Obligations under Section 2.7.3(e) resulting from such termination. Notwithstanding the foregoing, or the payment in full of the Obligations, Falcon's obligation to issue the Lenders' Equity to the Lenders pursuant to Section 2.1 and Section 9.13 and the Company Parties' obligations to comply with their obligations under the covenants and agreements set forth in Sections 9 and 10, subject to Sections 9.23 and 10.21, respectively, shall survive for so long as the Lenders own or hold at least one-half of the Lenders' Equity that they held immediately following the initial issuance thereof. shall survive any termination of this Agreement; provided, however, that Collateral Agent shall release (and is
           --------  -------
hereby authorized by Lenders to do so) its Liens in the Collateral as and when all Obligations in respect of the Term Loan B including without limitation, principal, interest and fees have been discharged or paid, in full, in immediately available funds.

         2.11.    Collateral Protection Expenses; Appraisals. All out-of-pocket
                  ------------------------------------------
expenses incurred in protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, and any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be jointly and severally borne and paid by Borrowers. If Borrowers fail to promptly pay any portion thereof when due, Collateral Agent may, at its option, but shall not be required to, pay the same and charge one or more Borrowers therefore. Collateral Agent may, at Borrowers' joint and several expense, obtain appraisals from appraisers (who may be personnel of Collateral Agent), stating the then current fair market value of all or any portion of the Real Property or personal property (including without limitation inventory) of any Company Party, which appraisals may be obtained (a) once in each calendar year, at Collateral Agent's determination, (b) at any time (but no more often than once in each ninety (90) day period), that a Default or an Event of Default is in existence or is reasonably likely to occur, and (c) at any time that Collateral Agent or any Lender reasonably determines that obtaining such appraisal is necessary in order for it to comply with applicable laws or regulations.

         2.12.    Payment of Charges. All amounts chargeable to any Company
                  ------------------
Party under this Agreement shall be Obligations secured by all of the Collateral, shall be, unless specifically otherwise provided herein, payable on demand and shall bear interest from the date demand was made or such amount is due, as applicable, until paid in full at the aggregate rate applicable to Term Loan B.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES. In connection
         -----------------------------------------------------
with the following representations and warranties, Borrowers have delivered to Lenders the disclosure schedules (the "DISCLOSURE SCHEDULES") arranged in numbered parts corresponding to the section numbers in this Agreement of the following representations and warranties. The information disclosed in any particular Disclosure Schedule shall be deemed to relate to and to qualify only the particular representation or warranty set forth in the corresponding numbered section in this Agreement and shall not be deemed to relate to or to qualify any other representation or warranty. To induce the Lenders to purchase the Securities under this Agreement, the Company Parties hereby jointly and severally represent and warrant to the Lenders, as of the Closing Date and as of the date of issuance and delivery of the Lenders' Equity, that except as expressly set forth in the respective Disclosure Schedules:

         3.1.     Qualification. Each Company Party is a corporation, limited
                  -------------
partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Each Company Party is duly qualified and is authorized to do business and is in good standing as a foreign limited liability company, limited partnership or corporation, as applicable, in (a) as of the date hereof, each state or jurisdiction listed on Schedule 3.1 hereto and (b) all
                                             ------------
states and jurisdictions in which the failure of such Company Party to be so qualified could reasonably be expected to have a Material Adverse Effect.

         3.2.     Corporate or Other Power; No Conflict. Each Company Party is
                  -------------------------------------
duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Investment Documents to which it is a party, including, without limitation, the power and authority to issue, sell and deliver the Securities to be issued and sold by it to the Lenders hereunder. The execution, delivery and performance of this Agreement and each of the other Investment Documents have been duly authorized by all necessary corporate or other relevant action and do not and will not (i) require any consent or approval of the holders of the Capital Stock of such Company
Party, or of any Subsidiary of such Company Party (other than any such consents or approvals which have been obtained); (ii) contravene such
Company Party's Organizational Documents; (iii) violate, or cause such
Company Party to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Company Party, the violation of which could reasonably be expected to have a Material Adverse Effect; (iv) result in a breach of or constitute a default under, or give rise to a right of termination under, any Applicable Laws or any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Company Party is a party or by which it or its properties may be bound or affected, including without limitation any Bank Credit Document, Subordinated Note Document or the Convertible Subordinated Debentures, the breach of or default under which could reasonably be expected to have a Material Adverse Effect; (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the properties now owned or hereafter acquired by such Company Party. Except as set forth in the Original Bank Credit Agreement in existence on the Closing Date and
Schedule 3.2, there are no contractual restrictions or limitations which
------------
prohibit the issuance and sale of the Securities as contemplated hereunder.

         3.3.     Authorization; Binding Obligations. This Agreement and each
                  ----------------------------------
of the other Investment Documents has been duly executed and delivered by each Company Party that is a party thereto. This Agreement and each other Investment Document is a legal, valid and binding obligation of each Company Party that is a party thereto, enforceable against such Company Party in accordance with its terms.

         3.4.     Bank Credit Documents. Each of the representations and
                  ---------------------
warranties made by the Company Parties in the Bank Credit Documents is true and correct in all respects as of the Closing Date and is incorporated by reference herein.

         3.5.     Capitalization.
                  --------------

         (a)      Schedule 3.5 states, as of the date hereof, (i) the correct
                  ------------
name of each of Falcon's direct and indirect Subsidiaries, its jurisdiction of incorporation or organization and the percentage of Voting Stock of each such Subsidiary that is owned by Falcon or (as the case may be) any of its Subsidiaries, (ii) the name of each Company Party's corporate or joint venture Affiliates and the nature of the relationship, (iii) a true, correct and complete description of the authorized and issued outstanding capital stock of Falcon and the number, nature and holder of all outstanding Capital Stock of each other Company Party, (iv) the number of authorized, issued and treasury shares of each Company Party, and (v) the number of shares of
Voting Stock of each Company Party reserved for issuance upon exercise of warrants, options or other rights to acquire Voting Stock. Each Company
Party has good title to all of the Capital Stock it purports to own of each of such Subsidiaries, free and clear in each case of any Liens (including any restrictions on the right to vote, sell or otherwise dispose of such Capital Stock) other than Permitted Liens and of any preemptive or other similar rights to subscribe for or to purchase any such Capital Stock except as set forth on Schedule 3.5. All such Capital Stock has been duly
                ------------
authorized, validly issued and is fully paid and non-assessable.

         (b)      Schedule 3.5 hereto states all outstanding options to
                  ------------
purchase, all equity appreciation and phantom equity rights or plans, all rights and warrants to subscribe for, all commitments and agreements to issue or sell any Capital Stock or obligations convertible into, and any powers of attorney relating to any Capital Stock of any Company Party, including the holder thereof, the number of shares covered (on a Fully Diluted Basis), the exercise price and the expiration date therefore.

         (c)      Except as set forth on Schedule 3.5, there are no outstanding
                                         ------------
agreements or instruments binding upon any Company Party or any of its equity holders relating to the ownership of its Capital Stock.

         (d)      Except as set forth on Schedule 3.5, none of the Company
                                         ------------
Parties will be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its shares of Capital Stock.

         (e)      Except as set forth on Schedule 3.5, there are no statutory or
                                         ------------
contractual preemptive rights or rights of first offer or refusal or "drag along," "tag along" or similar rights with respect to the issuance or transfer of the Lenders' Equity or any other Capital Stock of Falcon or any of its Subsidiaries.

         (f) None of the Company Parties has violated any applicable securities laws in connection with the offer, sale or issuance of any of its shares of Capital Stock (including, without limitation, the Lenders' Equity); the offer, sale and issuance of the Notes does not and will not require registration under any applicable securities laws.

         (g)      Except as set forth on Schedule 3.5, no additional shares of
                                         ------------
Capital Stock of Falcon or any of its Subsidiaries will become issuable to any Person pursuant to any "anti-dilution" provisions of any issued and outstanding Capital Stock of such Person on account of the issuance of the Lenders' Equity or the application of the "anti-dilution" provisions contained in the Investor Documents. The Lenders' Equity constitute 3.45% of the total equity interests of Falcon on a Fully Diluted Basis.

         (h) There are no agreements among any of the equity holders of any Company Party with respect to the voting or transfer of its Voting Stock or with respect to any other aspect of its affairs, except as set forth on
Schedule 3.5.
------------

         (i)      Except as set forth on Schedule 3.5, there are no contractual
                                         ------------
restrictions or limitations which prohibit the issuance and sale by Falcon of the Lenders' Equity as contemplated hereunder.

         3.6.     Validity and Issuance of Lenders' Equity. When issued and
                  ----------------------------------------
delivered, the Lenders' Equity will be duly authorized and duly and validly issued, fully paid and non-assessable.

         3.7.     Names; Organization. As of the date hereof, neither Falcon
                  -------------------
nor any of its Subsidiaries has been known as or has used any legal, fictitious or trade names except those listed on Schedule 3.7 hereto. Except as set forth
                                      ------------
on Schedule 3.7, as of the date hereof, during the ten-year period preceding
   ------------
the date hereof, neither Falcon nor any of its Subsidiaries has been the surviving entity of a merger or consolidation or has acquired all or substantially all of the assets of any Person. As of the date hereof,
Falcon's and each of its Subsidiaries' state(s) or jurisdiction(s) of incorporation or organization, type of organization and organizational I.D. number is set forth on Schedule 3.7. As of the date hereof, the exact legal
                       ------------
name of Falcon and each of its Subsidiaries is set forth on Schedule 3.7.
                                                            ------------

         3.8.     Location of Collateral; Business Locations; Agent for Process.
                  -------------------------------------------------------------
All Collateral, other than inventory in transit and motor vehicles, will at all times be kept by a Company Party at one or more of the business locations set forth in Schedule 3.8 hereto, as updated by Falcon providing prior
             ------------
written notice to Collateral Agent and each Lender of any new location.
Falcon's and each of its Subsidiary's chief executive office, location of books and records and other places of business are as listed on Schedule 3.8,
                                                                ------------
as updated from time to time by Falcon in accordance with the foregoing sentence. During the one-year period preceding the date hereof, neither
Falcon nor any of its Subsidiaries has had an office, place of business or agent for service of process, other than as listed on Schedule 3.8. Except
                                                      ------------
as shown on Schedule 3.8, as of the date hereof, no inventory is stored with
            ------------
a bailee, processor, distributor, warehouseman or similar party, nor is any inventory consigned to any Person. At no time is inventory of Falcon and its Subsidiaries with an aggregate value in excess of $750,000 located with third party processors.

         3.9.     Title to Properties; Priority of Liens. Falcon and each of
                  --------------------------------------
its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its Real Property, and good title to all of the Collateral and all of its other property, in each case, free and clear of all Liens except Permitted Liens. Falcon and each of its Subsidiaries has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of such Person's properties that is not a Permitted Lien, except for claims being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP, unless Collateral Agent has determined that such claims could reasonably be expected to materially and adversely effect the Collateral or the value thereof. The Liens granted to Collateral Agent under the Security Documents are second priority Liens, subject only to (a) the first priority Liens granted concurrently herewith to Bank Agent for the benefit of the lenders party to the Bank Credit Agreement and (b) Permitted Liens.

         3.10.    Financial Statements; Fiscal Year.
                  ---------------------------------

         (a) The Consolidated and consolidating (showing Borrowers and Domestic Subsidiaries as a Consolidated entity and Foreign Subsidiaries on a consolidating basis) balance sheets of Borrowers and their Subsidiaries (including the accounts of all Subsidiaries of Falcon and their respective Subsidiaries for the respective periods during which a Subsidiary relationship existed) as of November 1, 2003, and the related statements of income, changes in shareholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly in all material respects the financial positions of Borrowers and such Persons, taken as a whole, at such dates and the results of Borrowers' and such Person's operations, taken as a whole, for such periods. As of the date hereof, except as disclosed on Schedule 3.10(a),
                                                       ----------------
since November 1, 2003, there has been no Material Adverse Effect on the financial position of Borrowers and such other Persons, taken as a whole, as reflected in the Consolidated balance sheet as of such date. As of the date hereof, the Fiscal Year of Borrowers and each of their Subsidiaries ends on the Saturday closest to October 31st of each year.

         (b) The Borrowers have furnished to the Lenders, a Consolidated balance sheet of Borrowers and Domestic Subsidiaries as of the Closing Date, as adjusted to give pro forma effect to the consummation of the transactions contemplated by this Agreement, the other Investor Documents and the Bank Credit Documents as if such transactions had occurred on such date (the "PRO FORMA CLOSING BALANCE SHEET"). Schedule 3.10(b) sets forth a true, correct
                               ----------------
and complete copy of the Pro Forma Closing Balance Sheet, together with footnotes describing the pro forma adjustments and the assumptions underlying the Pro Forma Closing Balance Sheet. The Pro Forma Closing Balance Sheet fairly presents in all material respects the pro forma consolidated financial position of Borrowers and the Domestic Subsidiaries as of the Closing Date, and properly gives effect to the application of the pro forma adjustments described therein and contemplated herein. All assumptions underlying the Pro Forma Closing Balance Sheet were made in good faith and are reasonable under the circumstances and no Company Party is aware of any facts or information that would lead it to believe that such pro forma adjustments are incorrect or misleading in any respect.

         3.11.    Disclosure. After due inquiry of the directors, officers
                  ----------
and employees of Falcon having knowledge of the matters represented, warranted or stated herein, neither this Agreement, the Disclosure Schedules nor any other Investment Document, nor any certificate, report, questionnaire (including, without limitation any management questionnaire), statement (including without limitation the financial statements referred to in Section 3.10) or document furnished by or on behalf of any Company Party (including, without limitation, all statements and materials prepared or furnished to Collateral Agent or any Lender in connection with its due diligence inquiries, including all materials delivered in response to any due diligence request), nor any representation or warranty contained in any of the foregoing, whether included in any materials provided to Collateral Agent or any Lender prior to the date hereof or included in this

Agreement or any other Investment Document or in any Exhibit or Disclosure Schedule or in any other document or instrument delivered at any time on or prior to the Closing, is, or will be, untrue with respect to any material fact or omits, or will omit, to state a material fact necessary in order to make the statement made herein or therein, in light of the circumstances in which such statement was made, not misleading; provided that no statement or
                                               --------
document delivered prior to the date of this Agreement shall be the basis for any claim or breach under this Section 3.11 if such statement or document was clearly updated by the representations and warranties contained in this Agreement. Except as disclosed on Schedule 3.10(a), there are not
                                          ----------------
facts or circumstances existing which would reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate.

         3.12.    Solvent Financial Condition. Falcon and each of its
                  ---------------------------
Subsidiaries is, as of the date hereof, and, after giving effect to the Term Loan B to be made hereunder and the other loans and extensions of credit to be made to Borrowers pursuant to the Bank Credit Documents and all related transactions, will be, Solvent.

         3.13.    Surety Obligations. Except as set forth on Schedule 3.13,
                  ------------------                         -------------
as of the date hereof, neither Falcon nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract or has issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

         3.14.    Taxes. As of the date hereof, the federal tax identification
                  -----
number of each Company Party is shown on Schedule 3.14 hereto. Each Company
                                         -------------
Party has filed all federal or other national, state and local tax returns and other reports relating to taxes it is required by law to file, other than returns and reports with respect to taxes in an aggregate amount not in excess of $100,000 at any time, and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and properties as and when such taxes, assessments, fees, levies and charges are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and each Company Party maintains reasonable reserves on its books therefore, other than taxes in an aggregate amount not in excess of $100,000 at any time. The provision for taxes on the books of each Company Party is adequate for all years not closed by applicable statutes, and for the current Fiscal Year.

         3.15.    Brokers. Except as shown on Schedule 3.15 hereto, there are
                  -------                     -------------
no claims for brokerage commissions, finder's fees or investment banking fees payable by any Company Party in connection with the transactions contemplated by this Agreement, the Original Bank Credit Agreement, the Bank Credit Agreement or any prior transaction whether consummated or not.

         3.16.    Patents, Trademarks, Copyrights and Licenses. Each Company
                  --------------------------------------------
Party owns, possesses or licenses or has the right to use all the patents, trademarks, service marks, trade names, copyrights, licenses and other Intellectual Property necessary for the present and planned future conduct of its business without any known conflict with the rights of others, except for such conflicts as could not reasonably be expected to have a Material Adverse Effect. All such patents, trademarks, service marks, tradenames, copyrights, licenses, and other similar rights as of the date hereof are listed on Schedule 3.16 hereto. As of the date hereof, no claim has been
          -------------
asserted to any Company Party which is currently pending that their use of its Intellectual

Property or the conduct of its business does or may infringe upon the Intellectual Property rights of any third party. To the knowledge of each Company Party and except as set forth on Schedule 3.16, as of the date
                                         -------------
hereof, no Person is engaging in any activity that infringes in any material respect upon any Company Party's material Intellectual Property. Except as set forth on Schedule 3.16, each Company Party's (i) material United States
             -------------
trademarks, service marks, and copyrights are registered with the U.S. Patent and Trademark office or in the U.S. Copyright Office, as applicable and (ii) material license agreements and similar arrangements relating to its inventory (1) permits, and does not restrict, the assignment by any Company Party to Collateral Agent, or any other Person designated by Collateral Agent, of all of such Company Party's or rights, title and interest pertaining to such license agreement or such similar arrangement and (2) would permit the continued use by such Company Party, or Collateral Agent or its assignee, of such license agreement or such similar arrangement and the right to sell inventory subject to such license agreement for a period of no less than six (6) months after a default or breach of such agreement or arrangement. The consummation and performance of the transactions and actions contemplated by this Agreement and the other Investment Documents, including without limitation, the exercise by Collateral Agent of any of its rights or remedies under Section 11 or under the Collateral Documents, will not result in the termination or impairment of any Company Party's ownership or rights relating to its Intellectual Property, except for such Intellectual Property rights the loss or impairment of which could not reasonably be expected to have a Material Adverse Effect. Except as listed on Schedule 3.16 and except as could not
                                    -------------
reasonably be expected to have a Material Adverse Effect, (i) no Company Party is in breach of, or default under, any term of any license or sublicense with respect to any of its Intellectual Property and (ii) to the knowledge of each Company Party, no other party to such license or sublicense is in breach thereof or default thereunder, and such license is valid and enforceable.

         3.17.    Governmental and Other Third Party Consents. Except for the
                  -------------------------------------------
Consents that have already been obtained or made, Company Parties are not required to obtain any material Consent from, or is required to make any declaration or filing with, any Governmental Authority or any other Person in connection with the execution, delivery and performance of this Agreement or any other Investment Document, including, without limitation, the issuance, sale and delivery of the Securities. Each of the Consents which have been obtained or made in connection with the execution, delivery and performance of this Agreement or any other Investment Document is in full force and effect. The time within which any administrative or judicial appeal, reconsideration, rehearing or other review of any such Consent may be taken or instituted has lapsed, and no such appeal, reconsideration or rehearing or other review has been taken or instituted.

         3.18.    Compliance with Laws; Operating Licenses. Falcon and each of
                  ----------------------------------------
its Subsidiaries has duly complied, and its properties, business operations and leaseholds are in compliance with, the provisions of all federal, state and local laws, rules and regulations applicable to Falcon or such Subsidiary, as applicable, its properties or the conduct of its business, except for such non-compliance as could not reasonably be expected to have a Material Adverse Effect, and there have been no citations, notices or orders of noncompliance issued to Falcon or any of its Subsidiaries under any such law, rule or regulation, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect. Falcon and each of its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance in all material respects with all federal, state and local rules, laws and regulations applicable to it. No inventory has been produced in violation of the Fair
Labor Standards Act (29 U.S.C. Section 201 et seq.), as amended. Schedule 3.18
                                                                 -------------
sets forth a true, correct and complete list of all material Operating
Licenses held by Falcon and its Subsidiaries in connection with the ownership of its or their assets or the conduct of its or their businesses (which Schedule 3.18 shall set forth, with respect to each material
       -------------
Operating License, its name, the issuing Person, the date it was issued and the date of expiration), and such Operating Licenses constitute all of the material Operating Licenses required under applicable laws to own their respective assets or conduct their respective businesses as now conducted and as proposed to be conducted. All of the material Operating Licenses obtained by Falcon and its Subsidiaries are validly issued and in full force and effect, and Falcon and its Subsidiaries have fulfilled and performed in all material respects their obligations with respect thereto and have full power and authority to operate thereunder. Except as set forth on Schedule 3.18,
                                                                  -------------
neither Falcon nor any of its Subsidiaries is aware of any law, rule, regulation, decree, order or position issued, enacted or published by any governmental authority to the effect that the business of Falcon and its Subsidiaries or any aspect thereof is unlawful or is being or will be challenged.

         3.19.    Restrictions on Incurrence of Indebtedness. Neither Falcon
                  ------------------------------------------
nor any of its Subsidiaries is a party to or subject to any contract or agreement (other than this Agreement and the Bank Credit Agreement) which restricts its right or ability to incur Indebtedness, other than as set forth on Schedule 3.19 hereto, none of which prohibit the execution of or
         -------------
compliance with this Agreement or the other Investment Documents by Falcon or any of its Subsidiaries, as applicable.

         3.20.    Litigation. Except as set forth on Schedule 3.20 hereto,
                  ----------                         -------------
there are no actions, suits, proceedings or investigations pending, or to the knowledge of Falcon, threatened, against or affecting Falcon or any of its Subsidiaries, or the business, operations, properties, prospects, profits or condition of Falcon or any of its Subsidiaries which, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect or which questions the validity of this Agreement, the Securities, or any other Investment Document or any actions taken or to be taken pursuant hereto or thereto. Neither Falcon nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, Governmental Authority or arbitration board or tribunal, which, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         3.21.    No Defaults. No event has occurred and no condition exists
                  -----------
which would, upon or after the execution and delivery of this Agreement or any Company Party's performance hereunder, constitute a Default or an Event of Default under this Agreement, or a default or event of default under and as described in any of the Bank Credit Documents, Subordinated Note Documents
or Convertible Subordinated Debentures. Except as described on Schedule 3.21,
                                                               -------------
neither Falcon nor any of its Subsidiaries is in default in (and no event has occurred and no condition exists which constitutes, or which the passage of time or the giving of notice or both would constitute, a default
in) the payment of any Indebtedness to any Person for Money Borrowed, including without limitation any Indebtedness under the Bank Credit
Documents, the Subordinated Note Documents and the Convertible Subordinated Debentures.

         3.22.    Personal Property Leases. Schedule 3.22 hereto is a complete
                  ------------------------  -------------
listing of all capitalized and operating personal property leases of Falcon and its Subsidiaries as of the date hereof. Falcon and each of its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

         3.23.    Pension Plans. For purposes of this Section 3.23, the term
                  -------------
"Company" shall include all Domestic Subsidiaries and any Person that is aggregated with the Company and its Domestic Subsidiaries under Section 414(b), (c), (m), or (o) of the Code, or any successor statute, and the treasury regulations promulgated thereunder. However, this Section 3.23 will not apply to a "Multiemployer Plan" (as defined in Section 4001(a)(3) of ERISA), except as expressly referred to herein.

         (a)      Schedule 3.23 sets forth a true, correct and complete list of:
                  -------------

                  (i)      Each termination or severance agreement involving
         (A) any Company, on the one hand, and any of its respective employees whose annual compensation is at a base rate equal to or exceeding $50,000, on the other hand or (B) total payments in excess of $50,000;

                  (ii)     All employee benefit plans, as defined in ERISA
         Section 3(3); and

                  (iii) All other profit sharing, bonus, stock option, stock purchase, stock bonus, restricted stock, stock appreciation right, phantom stock, vacation pay, holiday pay, tuition reimbursement, scholarship, severance, deferred compensation, dependent care assistance, excess benefit, incentive compensation, salary continuation, supplemental retirement, employee loan or loan guarantee program, split dollar, cafeteria plan, group or individual health, dental, medical, life insurance, survivor benefit or similar plan, policy or arrangement, whether formal or informal, written or oral;

         in each case maintained or contributed to by Company for the benefit of its current or former directors, employees or other service providers and/or their beneficiaries. All of these types of arrangements shall be collectively referred to as "PLANS". An arrangement will not fail to be a Plan simply because it only covers one individual, or because the obligations of a Company under the plan arise by reason of its being a "successor employer" under applicable laws. Furthermore, a Voluntary Employees' Beneficiary Association under Section 501(c)(9) of the Code will be considered a Plan for this purpose.

         (b) Company has delivered to Lenders a true and complete copy of the following documents, to the extent that they are applicable:

                  (i) Each Plan and any related funding agreements (e.g., trust agreements, custodial agreements or insurance contracts), including all amendments (and Schedule 3.23 includes a description
                                       -------------
         of any such amendment that is not in writing);

                  (ii) The current summary plan description and all subsequent summaries of material modifications of each Plan;

                  (iii) The most recent Internal Revenue Service determination letter or opinion letter for each Plan that is intended to qualify for favorable income tax treatment under

         Section 401(a) or 501(c)(9) of the Code, which letter reflects all amendments that have been made to the plan (except as set forth in
         Schedule 3.23) and any other governmental advisory opinions,
         -------------
         rulings, compliance statements, closing agreements or similar materials specific to each Plan;

                  (iv) The annual reports (including all applicable Schedules and the opinions of the independent accountants), actuarial reports or disclosure materials submitted to any governmental agency in the current or any of the two preceding plan years; and

                  (v)      any services agreements.

         (c) All costs of administering and contributions required to be made to each Plan under the terms of that Plan, ERISA, the Code, or any other applicable law have been timely made, and are fully deductible in the year for which they were paid, except as set forth on Schedule 3.23. All
                                                      -------------
other amounts that should be accrued to date as liabilities of Company under or with respect to each Plan (including administrative expenses and incurred but not reported claims) for the current plan year of the Plan have been recorded on the books of Company. There will be no liability of Company (i) with respect to any Plan that has previously been terminated, or (ii) under any insurance policy or similar arrangement procured in connection with any Plan in the nature of a retroactive rate adjustment, loss sharing arrangement, or other liability arising wholly or partially out of events occurring before the Closing Date.

         (d) Each Plan has been operated at all times in accordance with its terms, and complies currently in all material respects, and has complied in the past in all material respects, both in form and in operation, with all applicable laws, including ERISA and the Code, except as set forth on
Schedule 3.23. Except as set forth on Schedule 3.23, the Internal Revenue
-------------                         -------------
Service has issued a favorable determination letter or opinion letter with respect to each Plan that is intended to qualify under Section 401(a) or 501(c)(9) of the Code, and nothing has occurred (either before or after the date of the letter) which has resulted or is likely to result in the revocation of such qualification or which requires or could require action under the compliance resolution programs of the Internal Revenue Service to preserve such qualification.

         (e) Company does not maintain any Plan that provides (or will provide) medical or death benefits following termination of employment, other than benefits that are required to be provided under COBRA or any state law continuation coverage or conversion rights. Company has complied in all material respects with the continuation coverage requirements of COBRA.

         (f) There are no investigations, proceedings, lawsuits or claims pending (other than claims pending in the ordinary course of the administration of a Plan) or, to the best knowledge of Company, threatened relating to any Plan and to the best knowledge of the Company there is no basis for any such investigation, proceeding, lawsuit or claim, except as set forth on Schedule 3.23.
             -------------

         (g) Company has no intention or commitment, whether legally binding or not, to create any additional Plan, or to modify any existing Plan so as to increase benefits to participants or the cost of maintaining the Plan. The benefits under all Plans are as represented, and have not been, and will not be increased subsequent to the date documents are provided to the Lenders except in the ordinary course of business and consistent with competitive business standards. No statement, either oral or written, has been made by Company (or any agent of Company) to any Person regarding any Plan that did not accurately reflect the terms and operations of such Plan. Company has not undertaken to maintain any Plan for any period of time and each such Plan is terminable at the sole discretion of the sponsor thereof, subject only to such constraints as may be imposed by applicable law.

         (h) None of the persons performing services for Company is improperly classified as being independent contractors, leased employees, or as being exempt from the payment of wages for overtime.

         (i) None of the Plans provide any benefits that (i) become payable or become vested solely as a result of the consummation of the transactions contemplated by this Agreement or (ii) would result in excess parachute payments (within the meaning of Section 280G of the Code), either
(A) solely as a result of the consummation of the transactions contemplated by this Agreement or (B) as a result of the consummation of the transactions contemplated by this Agreement and any actions taken by Lenders after the Closing Date. Furthermore, the consummation of the transactions contemplated by this Agreement will not require the funding (whether formal or informal) of the benefits under any Plan (e.g., contributions to a "rabbi trust").

         (j) None of the assets of any Plan that is a "pension plan" within the meaning of Section 3(2) of ERISA are invested in a group annuity contract or other insurance contract that is subject to any surrender charge, interest rate adjustment, or other similar expense upon its premature termination.

         (k) No Plan has any interest in any annuity contract or other investment or insurance contract issued by an insurance company that is the subject of bankruptcy, conservatorship, rehabilitation, or similar proceeding.

         (l)      No Plan is a Multiemployer Plan.

         (m) In the case of each Plan that is subject to Code Section 412, there is no accumulated funding deficiency (within the meaning of Code
Section 4971), whether or not such deficiency has been waived, except as set forth on Schedule 3.23.
         -------------

         (n) No liability (contingent or otherwise) to the Pension Benefit Guaranty Corporation or any Multiemployer Plan has been incurred by Company or any Affiliate thereof (other than insurance premiums satisfied in due course).

         (o) No Termination Event has occurred nor has any other event occurred that may result in such a Termination Event. For purposes of the foregoing, "TERMINATION EVENT" means (1) any Reportable Event with respect to any Plan; (2) any event that could cause Company to incur liability under Sections 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971
of the Internal Revenue Code; (3) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under
Section 4041 of ERISA; (4) the institution of proceedings by the Pension Benefit Guaranty Corporation to terminate a Plan; or (5) any other event or condition which could constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         (p) Neither any Plan nor any party in interest with respect thereof, has engaged in a prohibited transaction which could subject Company directly or indirectly to liability under Section 409 or 502(i) of ERISA or
Section 4975 of the Code.

         3.24.    Trade Relations. There exists no actual or, to each Company
                  ---------------
Party's knowledge, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between any Company Party and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of such any Company Party, or with any material supplier, except in each case, where the same could not reasonably be expected to have a Material Adverse Effect, and there exists no present condition or state of facts or circumstances which would prevent any Company Party from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

         3.25.    Labor Relations. Except as described on Schedule 3.25 hereto,
                  ---------------                         -------------
as of the date hereof, neither Falcon nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Falcon's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization, except those that could not reasonably be expected to have a Material Adverse Effect.

         3.26.    Common Enterprise. Company Parties are engaged in the
                  -----------------
businesses of the manufacturing of furniture for the commercial market, as well as in certain other businesses. These operations require financing on a basis such that the credit supplied can be made available from time to time to Borrowers, as required for the continued successful operation of Company Parties taken as a whole. Borrowers have requested Lenders to make the Term Loan B available hereunder for the purposes set forth herein and generally for the purposes of financing the operations of Borrowers. Falcon and each Subsidiary of Falcon expects to derive benefit (and the Board of Directors of Falcon and each Subsidiary of Falcon has determined that such Person may reasonably be expected to derive benefit), directly or indirectly, from a portion of the credit extended by Lenders hereunder, both in its separate capacity and as a member of the group of companies, since the successful operation and condition of Falcon and each Subsidiary of Falcon is dependent on the continued successful performance of the functions of the group as a whole. Borrowers acknowledge that, but for the agreement of each of the other Company Parties to execute and deliver this Agreement and the other Investment Documents to which it is a party, Lenders would not have made available the loans established hereby on the terms set forth herein.

         3.27.    Disclosures re: Subordinated Note Indenture and Bank Credit
                  -----------------------------------------------------------
Documents. As of the Closing Date, (a) all Restricted Subsidiaries and all
---------
Unrestricted Subsidiaries are listed on Schedule 3.27, (b) all Subordinated
                                        -------------
Note Guarantors are listed on Schedule 3.27, (c) the aggregate amount
                              -------------
applied by Falcon and its Subsidiaries during the period commencing on June 17, 1999 and ending on the Closing Date to permanently repay Indebtedness for Money

Borrowed (and, if any such Indebtedness was revolving credit Indebtedness, to reduce commitments with respect thereto) under Credit Facilities as a result of asset dispositions is $150,500, and such reductions are described on Schedule 3.27, and (d) the aggregate amount of investments made in
   -------------
Foreign Subsidiaries during the period commencing on June 17, 1999 and ending on the Closing Date is 100 Hong Kong Dollars, together with such Investments as are described on Schedule 3.27. Except as described on
                                -------------
Schedule 3.27, (i) other than the loan facilities evidenced by this
-------------
Agreement and the Bank Credit Agreement, there are no Credit Facilities in existence, (ii) other than the Obligations and the Indebtedness evidenced by the Bank Credit Documents, there is no Designated Senior Debt in existence,
(iii) this Agreement (together with the Bank Credit Agreement) is included in the terms "Credit Agreement" and "Credit Facility" for purposes of, and as each term is defined in, the Subordinated Note Indenture and the Obligations constitute "Permitted Indebtedness", a "Credit Facility", "Senior Debt" and "Designated Senior Debt" for purposes of, and as each term is defined in, the Subordinated Note Indenture, and (iv) the Obligations constitute "Senior Debt" and "Specified Senior Debt" for the purpose of, and as each term is defined in the Convertible Subordinated Debentures. All guarantors of the Indebtedness evidenced by the Bank Credit Documents are listed on Schedule 3.27. Before giving effect to the loans and transactions
          -------------
contemplated hereunder and under the Bank Credit Agreement, there is at least $2,500,000 of unused availability under subclause (ix) of the definition of "Permitted Indebtedness" set forth in the Subordinated Note Indenture.

         3.28.    Non-Operating Subsidiaries. As of the date hereof, none of
                  --------------------------
Shelby FSC Corp., Madison Furniture Industries, Inc., Thonet International (UK) Limited, Fundiciones Tecnicas, S.A., Falcon de Baja California, S.A. de
C.V., The Falcon Companies International, Inc., The Falcon Companies HK Limited, or Falcon Holdings, Inc., each a Subsidiary of Falcon, has any material assets, operations, business, liabilities or contingent liabilities.

         3.29.    Existing Indebtedness; Existing Liens; Investments; Etc.
                  -------------------------------------------------------
(a) Schedule 3.29(a) sets forth a true, correct and complete list, and
    ----------------
describes, as of the date or dates indicated therein, as applicable:

                  (i) all Indebtedness of Falcon and its Subsidiaries immediately prior to the Closing Date (other than trade payables), showing, as to each Indebtedness, the payee thereof, the total amount outstanding (by principal, interest and other amounts, if applicable) and the maturity date;

                  (ii) all Liens immediately prior to the Closing Date (other than Permitted Liens) in respect of any property or assets of Falcon and its Subsidiaries, showing, as to each Lien, the name of the grantor and secured party, the Indebtedness secured thereby, the name of the debtor (if different from the grantor) and the assets or other property covered by such Lien;

                  (iii)    all Permitted Liens;

                  (iv) all Investments of Falcon and its Subsidiaries outstanding immediately prior to the Closing Date;

                  (v) all UCC financing statements existing as of October 5, 2004, naming Falcon or any of its Subsidiaries as a debtor, showing, as to each financing statement, the basis for the filing;
         and

                  (vi) the trade payables aging schedule (the "PAYABLES AGING SCHEDULE") for Falcon and its Subsidiaries identifying, among other things, all Past Due Payables as of September 30, 2004.

         (b) Neither Falcon nor any of its Subsidiaries has on the Closing Date, any Contingent Obligations, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected in the Pro Forma Closing Balance Sheet.

         (c)      Schedule 3.29(c) sets forth a true, correct and complete
                  ----------------
list of all Subordinated Debt of Falcon and any of its Subsidiaries.

         3.30.    Absence of Certain Changes. Except as set forth on
                  --------------------------
Schedule 3.30 and except as otherwise contemplated in connection with the
-------------
transactions hereunder, since November 1, 2003, there has not been, and there is no agreement, commitment or obligation to do, any of the following:

         (a) Any transaction involving Falcon or any of its Subsidiaries not in the ordinary course of business, including, without limitation, any sale of any assets or properties (other than inventory in the ordinary course of business);

         (b) Any declaration, setting aside or payment of any dividend or other distribution or payment (whether in cash, stock or property) with respect to the Capital Stock of Falcon, or any redemption, purchase or other acquisition of securities of Falcon or any of its Subsidiaries, or any payment to any equity holder of Falcon not in his, her or its capacity as an equity holder;

         (c) Any damage, destruction or loss over $50,000 in value, whether or not covered by insurance, to any material assets or properties of Falcon or any of its Subsidiaries;

         (d)      Any Material Adverse Effect;

         (e) Any loan or advance made by Falcon or any of its Subsidiaries to any Person, except normal travel advances or other reasonable business expense advances made in the ordinary course of business to its own employees;

         (f) Any Indebtedness for Money Borrowed incurred by Falcon or any of its Subsidiaries or any commitment to incur Indebtedness for Money
Borrowed entered into by Falcon or any of its Subsidiaries (other than as contemplated by this Agreement and the Bank Credit Agreement);

         (g) Any Capital Expenditures or commitments to make Capital Expenditures in excess of the amount reflected in the Initial Financial Projections;

         (h) Any indemnity or other claims made by or against Falcon or any of its Subsidiaries with respect to or in connection with any acquisition or sale or other disposition, whether direct or indirect, of the Capital Stock or assets of any other Person;

         (i) Any amendment or other modification to the Organizational Documents of Falcon or any of its Subsidiaries;

         (j) The formation or creation of any direct or indirect Subsidiary of Falcon or any of its Subsidiaries, or the disposition of the Capital Stock or assets of Falcon or any of its Subsidiaries;

         (k) Any waiver by Falcon or any of its Subsidiaries of a valuable right or of Indebtedness owed to it in excess of $50,000;

         (l) Any payment, satisfaction, discharge or cancellation of any debts or claims of Falcon or any of its Subsidiaries in excess of $50,000 other than in the ordinary course of business consistent with past practices;

         (m)      Any material amendment or modification or any termination of
(i) any material contract or any material agreement to which Falcon or any of its Subsidiaries is a party or by which any such Person or any of its assets or properties may be bound or subject or (ii) any employment or consulting agreement;

         (n) Any change in the Contingent Obligations of Falcon or any of its Subsidiaries, by way of guarantee or otherwise;

         (o) Any mortgage, pledge or Lien (other than Permitted Liens) encumbering any of the assets or properties of Falcon or any of its Subsidiaries, or any assumption of, or taking any assets or properties subject to, any liability;

         (p) Any resignation by, or termination of the employment of, any director or officer of Falcon or any of its Subsidiaries;

         (q) Any Investment by Falcon or any of its Subsidiaries in the Capital Stock of any Person;

         (r) Any payment of management, consulting or similar fees by Falcon or any of its Subsidiaries to any of its Affiliates;

         (s) Any offer, issuance or sale of any shares of Capital Stock of Falcon or any of its Subsidiaries;

         (t) Any alteration or change in Falcon's or any of its Subsidiary's credit guidelines and policies, charge off policies or accounting methods, quality control procedures or policies or manner of preparing its financial statements or maintaining its books of account;

         (u) Any increase in, or commitment to increase, the salaries, wages, bonuses or other compensation payable or to become payable to any officer or other employee of Falcon or any of its Subsidiaries, other than increases in salaries and wages in the ordinary course of business consistent with past practices;

         (v) Any adoption by Falcon or any of its Subsidiaries of any new benefit or incentive plan or amendment to any existing benefit or incentive plan to provide any new or additional plans, programs, contracts, benefits or arrangements involving direct or indirect compensation to any officer, director, employee, former employee, or their dependents or beneficiaries, of any such Person;

         (w) Any settlement of any litigation, entry of a consent decree or entry of any judgment against Falcon or any of its Subsidiaries with a value of $50,000 or more;

         (x) Any revaluation by Falcon or any of its Subsidiaries of any of its assets, including without limitation, any write-offs, increases in any reserves except in the ordinary course of business consistent with past practice or any write-up or write-down of the value of inventory, property, plant, equipment or any other asset; or

         (y) The occurrence of any other event or the development of any other condition which has had or would reasonably be expected to have a Material Adverse Effect.

         3.31.    Material Contracts.
                  ------------------

         (a)      Schedule 3.31(a) sets forth a true, correct and complete list
                  ----------------
of all contracts, commitments, licenses, agreements, obligations or binding arrangements, whether oral or written, to which Falcon or any of its Subsidiaries is a party (or intends to become a party) or to which any of its assets or properties is bound:

                  (i) under which such Person is indemnified for or against any liability in excess of $50,000 or under which such Person is or could be obligated to indemnify any Person in excess of $50,000;

                  (ii) under which such Person leases personal property from or to third parties under capital leases which involve rental payments of at least $25,000 per annum or under operating leases which involve rental payments of at least $25,000 per annum;

                  (iii) for the purchase or sale of products or other personal property or for the furnishing or receipt of services (A) which calls for performance over a period of more than one (1) year and which involves payments of more than the $50,000 per year in the aggregate or (B) in which such Person has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from any Person;

                  (iv) (A) granting representation, marketing or distribution rights or (B) relating to Intellectual Property (including, without limitation, license, franchise, development or similar agreements other than those listed in response to item
         (xiv) below);

                  (v) under which such Person has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) Indebtedness in excess of $25,000;

                  (vi) establishing or maintaining any partnership, joint venture or strategic alliance;

                  (vii) under which there is or may be imposed a security interest or other Lien on any of its assets, whether tangible or intangible, the net book value or fair market value of which is in excess of $50,000 (other than the security interests or Liens granted in favor of the Collateral Agent);

                  (viii) concerning any confidentiality or non-solicitation obligations entered into outside the ordinary course of business;

                  (ix) under which such Person is restricted from carrying on its business or any part thereof, or from competing in any line of business or with any Person;

                  (x) with officers, directors, employees, consultants or independent contractors of such Person;

                  (xi)     involving any Affiliates of such Person;

                  (xii) under which the consequences of a default or termination would reasonably be expected to have a Material Adverse Effect;

                  (xiii) under which such Person will (A) receive aggregate payments from customers, (B) make aggregate payments to vendors or other suppliers or (C) make or receive aggregate payments to or from any other Persons, in each case in excess of $50,000 per annum;

                  (xiv) which are franchise agreements or development agreements; and

                  (xv) not entered into in the ordinary course of business and not otherwise disclosed on Schedule 3.31(b) in response to any
                                        ----------------
         of the foregoing clauses.

         All of the contracts, commitments, licenses, agreements, obligations or arrangements described in clauses (i) through (xv) above, together with the Investment Documents, the Bank Credit Documents, the Subordinated Debt Documents and the Convertible Subordinated Debentures, the Real Property leases, subleases, licenses and other interests described in
Section 3.35, whether entered into prior to, on or after the Closing Date, and the agreements with officers, are collectively referred to herein as the "MATERIAL CONTRACTS". The Borrowers have delivered or made available to the Lenders true and complete copies of each Material Contract in existence as of the date hereof.

         (b)      Except as disclosed on Schedule 3.31(b), each Material
                                         ----------------
Contract existing as of the date hereof is a legal, valid and binding obligation of Falcon or its Subsidiaries that are party thereto, on the one hand, and the other parties thereto, on the other hand, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, and is in full force and effect. Falcon and its Subsidiaries, and to their knowledge, each other party to each Material Contract existing as of the date hereof are in substantial compliance with the terms thereof, and no default or event of default by Falcon or its Subsidiaries or, to their best knowledge, any other party thereto exists thereunder.

         3.32.    Transactions with Affiliates.
                  ----------------------------

         (a)      Except as set forth on Schedule 3.29(a), there is no
                                         ----------------
Indebtedness owing by Falcon or any of its Subsidiaries or any of their respective Affiliates to Falcon or any of its Subsidiaries or any of their respective Affiliates.

         (b)      Except as set forth on Schedule 3.32, immediately following
                                         -------------
the Closing Date:

                  (i) neither Falcon nor any of its Subsidiaries will be indebted, directly or indirectly, to any of its own officers, directors, managers, members, partners, shareholders or employees, or the officers, directors, managers, members, partners, shareholders or employees of its Affiliates, or to any members of the immediate families of such officers, directors, managers, members, partners, shareholders or employees except for, in the case of employees, compensation payable in the ordinary course of business and reasonable travel advances accrued in the ordinary course of business consistent with past practices;

                  (ii) no officer, director, manager, member, partner, shareholder or employee of Falcon or any of its Subsidiaries, and no members of their immediate families, will (A) be indebted to Falcon or any of its Subsidiaries in any amount whatsoever, or (B) have any direct or indirect ownership interests in any Person which competes, directly or indirectly, with Falcon or any of its Subsidiaries, other than the ownership of less than two percent (2%) of any class of publicly-traded securities; and

                  (iii) there are no voting or similar agreements between or among the equity holders of Falcon or any of its Subsidiaries.

         (c)      Except for the matters set forth on Schedule 3.32 or
                                                      -------------
Schedule 3.39 and the entry by Company Parties into this Agreement and the
-------------
other Investment Documents with the Lenders and the performance of its obligations thereunder and the entry certain of the Company Parties into the Bank Credit Documents and the performance of their obligations thereunder, no officer, director, manager, member, partner, shareholder or employee of Falcon or any of its Subsidiaries, and no member, or Affiliate of a member, or the immediate families of any of the foregoing, has any direct or indirect interest in any contract (including, without limitation, franchise agreements, development agreements and supply agreements (whether oral or written)), commitment, license, agreement, obligation or arrangement to which Falcon or any of its Subsidiaries is a party.

         (d) Neither Falcon nor any of its Subsidiaries is a party to any agreement relating to the voting or disposition of the Capital Stock of Falcon or any other of its Subsidiaries.

         (e)      Since November 1, 2003, except as disclosed on Schedule 3.23
                                                                 -------------
or Schedule 3.32, no shareholder, employee, officer, director, member, manager,
   -------------
partner or Affiliate of Falcon or any of its Subsidiaries, and no member, or Affiliate of a member, of the immediate family of any such Person, has engaged in any transaction or relationship with Falcon or any of its Subsidiaries (other than with respect to compensation payable to its employees and reasonable travel advances accrued in the ordinary course of business).

         (f) Neither Falcon nor any of its Subsidiaries has any outstanding loan or advance of funds to any of its or their Affiliates' officers, directors, employees, members, managers, partners or shareholders, or to any member of the immediate families of any of the foregoing.

         3.33.    Investment Company Act. None of the Borrowers is an
                  ----------------------
"investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         3.34.    Governmental Regulation. Neither Falcon nor any of its
                  -----------------------
Subsidiaries is (i) a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) subject to regulations under the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other federal or state statute or regulation limiting its ability to incur Indebtedness.

         3.35.    Real Property.
                  -------------

         (a)      Schedule 3.35 sets forth a true, correct and complete list of
                  -------------
all Real Property in which any Company Party owns or holds a fee interest, which list includes, as to each parcel of such Real Property, the legal owner, its common name, a legal description and the name of any mortgagee or trustee thereof.

         (b)      Schedule 3.35 sets forth a true, correct and complete list of
                  -------------
all Real Property leases, subleases or licenses pursuant to which any
Company Party is a lessor, lessee, sublessor, sublessee, licensor or licensee, in each case as amended through the date hereof, which list includes the street address, the identity of the lessors, lessees, sublessors, sublessees, licensors or licensees, or with respect to which any Company Party has guarantied the obligations of any other Person, the term thereof (referencing applicable extension or renewal periods, the rent payment terms, maximum potential exposure and the current use). Company
Parties have delivered to Lenders true, correct and complete copies of each such lease, sublease or license. The Real Property interests described or listed on Schedule 3.35 constitute all of the interests in Real Property
          -------------
owned, leased or otherwise held for use by Company Parties. With respect to each such lease, sublease and license, except as set forth on Schedule 3.35:
                                                              -------------

                  (i) there are no disputes, oral agreements or forbearance programs in effect as to any such lease, sublease or license; and

                  (ii) no Company Party has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest therein.

         (c) No consent of any party to any lease, sublease, license or mortgage is required in connection with the consummation of the transactions contemplated by this Agreement or the other Investor Documents, and no such event shall be prohibited by, or shall constitute a default under, any such lease, sublease, license or mortgage.

         3.36.    Environmental Matters. Except as set forth in Schedule 3.36:
                  ---------------------                         -------------

         (a) Each Company Party and each Site is in compliance with all, and no Company Party has any liability under, any Environmental Laws, and no Hazardous Materials are being used by any Company Party on any Real Property in violation of Environmental Laws.

         (b) There are no present or past material Environmental Conditions in any way relating to any Company Party, any Site or the business or operations of any Company Party.

         (c)      Schedule 3.36 sets forth a true, correct and complete list of
                  -------------
all environmental Site assessments, audits, studies or reports relating to any Environmental Condition or relating to the property, business, condition or operations of all Company Parties. Falcon has delivered to Lenders true, correct and complete copies of all such environmental Site assessments, audits, studies or reports required to be delivered hereunder.

         (d) No Company Party has received notice of any alleged, actual or potential responsibility, inquiry, investigation or administrative or judicial proceeding regarding (i) any Release directly or indirectly by any Company Party at any Site or other location or (ii) any violation of or non-compliance by any Company Party with the conditions of any license or permit required under any Environmental Laws or the provisions of any Environmental Laws. No Company Party has received notice of any other claim, demand or action by any Person alleging any actual or threatened material injury or damage to any Person, property, natural resources or the environment arising from or relating to any release of any Hazardous Materials.

         (e) Each Company Party has furnished all notices and warnings, made all reports and has kept and maintained all records required by, and in compliance with, all Environmental Laws.

         3.37.    Insurance. There is in full force and effect one or more
                  ---------
policies of insurance issued by insurers of recognized national standing insuring the properties and business of each Company Party and the directors and officers of each Company Party against such losses and risks and in such amounts as are usual and customary in the industry in which any Company Party operates or conducts business, as required pursuant to Section 9.4 and
Section 9.11. Schedule 3.37 identifies the policies of insurance currently
              -------------
maintained by, or on behalf of, each Company Party, its business and properties (including flood, workers' compensation insurance, director's and officer's liability insurance, employment practice liability insurance and such other types of coverage, in each case, to the extent required to be maintained pursuant to the terms of this Agreement), setting forth the name of the insurer, the holder of each such policy, the nature of coverage, the amount of such coverage, the expiration dates thereof and other material information. None of the Company Parties nor any other named insured: (a) is in default with respect to its obligations under any of such outstanding insurance policies and all premiums with respect thereto are current, or (b) has failed to give any notice or to present any material claim under any such policy in a due and timely fashion. Such policies are in full force and effect on the date hereof and will continue to be kept in full force and effect on substantially equivalent terms, except to the extent policies expire and are replaced in the ordinary course of business with policies on substantially equivalent terms. All premiums due under the policies identified on Schedule 3.37 have been paid and none of the Company Parties
              -------------
nor any such
insured has been issued or has received any notice of cancellation, material modification or termination in respect of any such policy or is in default thereunder, except as disclosed on Schedule 3.37. None of the Company
                                   -------------
Parties nor any such insured has been issued or has received notice that any insurer under any policy referred to on Schedule 3.37 is denying liability
                                        -------------
with respect to a claim in excess of $25,000 thereunder or defending under a reservation of rights clause. The insurance policies listed on Schedule 3.37
                                                               -------------
constitute insurance protection against all liability, claims and risks occurring in the ordinary course of business customarily included within comprehensive liability coverage and at amounts and levels customarily maintained for a business of this type. Schedule 3.37 also sets forth all
                                        -------------
claims made by any Company Party under such policies during the past three
(3) years.

         3.38.    Suppliers. Schedule 3.38 lists the ten (10) largest suppliers
                  ---------  -------------
of any products or services to Falcon and its Subsidiaries during each of their three (3) last Fiscal Years and the six-month period ended May 30,
2004, and the amount of purchases made by Falcon and its Subsidiaries from each during each such period. No material purchase order or commitment of Falcon and its Subsidiaries is in excess of normal requirements, nor are prices provided therein in excess of current market prices for the products or services to be provided thereunder. Except as set forth on Schedule 3.38,
                                                              -------------
all such contracts can be terminated upon 90 days notice without payment of more than $50,000.

         3.39.    Employment/Non-Solicitation Agreements. Schedule 3.39 sets
                  --------------------------------------  -------------
forth a true, correct and complete list of all employment contracts or agreements (including, without limitation any non-solicitation, confidentiality or non-competition agreements), agency, independent contractor and sales representative agreements involving annual compensation at a base rate equal to or exceeding $50,000, golden parachute agreements, change of control agreements and employee-related non-competition and non-solicitation agreements, in each case to which Falcon or any of its Subsidiaries is a party. Company has previously delivered or made available to the Lenders true, correct and complete copies of all such agreements, including all amendments thereto. Each such agreement is in writing, is a valid and binding agreement enforceable against the respective parties thereto in accordance with its terms, and neither Falcon nor any of its Subsidiaries nor any other Person that is a party to any such agreement is in breach of, or in default with respect to, any of its material obligations thereunder, nor is Falcon or any of its Subsidiaries aware of any facts or circumstances which might give rise to any breach or default thereunder which would reasonably be expected to have a Material Adverse Effect.

         3.40.    Use of Proceeds; Margin Stock. The proceeds to be received
                  -----------------------------
by the Borrowers from the Term Loan B and the issuance and sale of the Lenders' Equity as contemplated hereunder shall be used solely for the purposes set forth in Section 2.4 of this Agreement and applied in accordance with the uses described therein. Neither Falcon nor any of its Subsidiaries is engaged in extending credit for the purposes of purchasing or carrying Margin Stock or owns any Margin Stock, as determined in accordance with the Margin Regulations. None of the proceeds of the Term Loan B or the Lenders; Equity will be used to buy or carry any margin stock.

         3.41.    Depository and Other Accounts. Schedule 3.41 sets forth a
                  -----------------------------  -------------
true and complete list of all banks and other financial institutions and depositories at which Falcon or any of its Subsidiaries maintains (or has caused to be maintained) deposit accounts, spread accounts, yield supplement reserve accounts, operating accounts, trust accounts, trust receivable accounts or other accounts of any kind or nature into which funds of Falcon or any of its Subsidiaries is deposited from time to time. Such
Schedule 3.41 correctly identifies the name and address of each depository,
-------------
the name in which each account is held, the purpose of the account, the account number, the contact person at such depository and his or her telephone number.

         3.42.    Epic Capital Contributions. The obligations of Falcon to make
                  --------------------------
capital contributions of not less than $3,000,000 to Epic pursuant to the Stockholders Agreement, dated June 7, 2000, among Epic, Falcon, Leonard, J. Backer, Robert L. Price and R. Craig Watts, have been fully satisfied.

         3.43.    Ranking. The Obligations rank, and at all times after the
                  -------
Closing Date will rank, (a) senior in right of payment to the obligations of Falcon and its Subsidiaries under the Subordinated Note Documents, the Convertible Subordinated Debenture and all other documents or agreements in respect of Subordinated Debt, and (b) pari passu in right of payment with the obligations evidenced by the Bank Credit Documents, and (c) at least pari passu in right of payment with all other outstanding unsubordinated obligations of Falcon and its Subsidiaries.

         3.44.    Books and Records. The minute books and other similar records
                  -----------------
of Borrowers contain true and complete records of all actions taken at any meeting of such Borrower's stockholders, directors, or any committees thereof, as the case may be, and of all written consents executed in lieu of the holding of any such meeting. Except as disclosed in Schedule 3.10(a),
                                                        ----------------
the books and records of the Borrowers accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of Borrowers, as the case may be, and have been maintained in accordance with GAAP (to the extent applicable) and good business, accounting and bookkeeping practices.

4.       REPRESENTATIONS AND WARRANTIES OF LENDERS. Each Lender severally,
         -----------------------------------------
and not jointly and severally, hereby represents and warrants to Borrowers as follows:

         4.1.     Organization. Such Lender is formed and validly existing
                  ------------
under the laws of its organization, and has all requisite power and authority to enter into this Agreement and each other Investment Document to which it is a party and to consummate the transactions contemplated hereby and thereby.

         4.2.     Authorization. The execution, delivery and performance by
                  -------------
such Lender of this Agreement and of each of the other Investment Documents to which such Lender is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action taken on the part of such Lender and its partners.

         4.3.     Due Execution and Delivery; Binding Obligations. This
                  -----------------------------------------------
Agreement has been duly executed and delivered by such Lender. This Agreement is, and at the time of the Closing each of the other Investment Documents to which such Lender is a party will be, a legal, valid and binding obligation of such Lender, enforceable against such Lender in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, and except as rights of indemnity or contribution may be limited by federal or state securities laws or the public policy underlying such laws.

         4.4.     No Violation. The execution, delivery and performance by such
                  ------------
Lender of this Agreement and each of the other Investment Documents to which such Lender is a party, and the consummation of the transactions contemplated hereby and thereby, do not violate and will not cause a default under (a) the Organizational Documents of such Lender as in effect on the date hereof, (b) any material Applicable Laws or (c) any material indenture, mortgage, lease, agreement or instrument to which such Lender is a party.

         4.5.     Governmental and Other Third Party Consents. Except for
                  -------------------------------------------
Consents that have already been obtained or made, such Lender is not required to obtain any material Consent from, and is not required to make any declaration or filing with, any Governmental Authority or any other Person in connection with the execution, delivery and performance of this Agreement or any other Investment Document. Each of the Consents which have been obtained or made by such Lender in connection with the execution, delivery and performance of this Agreement or any other Investment Document is in full force and effect.

         4.6.     Brokers; Certain Expenses. Such Lender has not paid and is
                  -------------------------
not obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with this Agreement, any other Investment Document or any of the transactions contemplated hereby or thereby. Any fees or commissions due to any broker, finder, investment banker or other intermediary retained by such Lender shall be for the sole account of such Lender and Borrowers shall not have any liability with respect thereto. Such Lender shall indemnify, defend and save and hold harmless Borrowers, and their Affiliates, successors, assigns, partners, members, managers, officers, directors, representatives, attorneys and agents, from and against any claim or demand, and any related liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), incurred in connection with, by reason of, or arising from, any commissions or other compensation by any broker, finder, agent, or similar intermediary claiming to have been employed by or on behalf of such Lender.

5.       CONDUCT PRIOR TO CLOSING. During the period from and after the date
         ------------------------
of this Agreement until the Closing Date, Borrowers shall not, without the prior written consent of the Lenders, make any change to its authorized capital stock, or amend its charter or bylaws.

6.       CONDITIONS TO THE OBLIGATIONS OF LENDERS. The obligations of the
         ----------------------------------------
Lenders to consummate the transactions contemplated hereby, including, without limitation, to make the Term Loan B and to purchase the Lenders' Equity as provided herein, is subject to the satisfaction, prior to or at the Closing, and as of the date of issuance of the Lenders' Equity, of the conditions set forth in this Section 6; provided, however, that any or all
                                        --------  -------
of such conditions may be waived, in whole or in part, by the Lenders in their sole and absolute discretion:

         6.1.     Representations and Warranties; No Default. Each of the
                  ------------------------------------------
representations and warranties made by the Company Parties in this Agreement shall be true and correct in all respects as of the date made, and shall be true and correct in all respects as of the Closing Date, with the same effect as if made on and as of the Closing Date; each of the covenants, agreements and obligations of the Company Parties under this Agreement to be performed or satisfied by it on or prior to the Closing Date shall have been performed or satisfied by it on or before the Closing Date and no Default or Event of Default shall exist or result from the from the issuance and sale of the Securities or the other transactions contemplated by this Agreement, the other Investment Documents or the Bank Credit Documents. Falcon shall have delivered to the Lenders a certificate, signed by Responsible Officer of Falcon, dated as of the Closing Date, to such effect and to the effect that each of the other conditions set forth in this Section 6 has been satisfied and fulfilled.

         6.2.     Payment of Fees and Lenders' Expenses. The Company Parties,
                  -------------------------------------
jointly and severally, shall have paid to Lenders at the Closing, in immediately available funds to the bank accounts designated by each Lender as set forth on Schedule 2.2, or Lenders shall have withheld the same from
                ------------
the proceeds of Term Loan B to be delivered to Borrowers against delivery of the Notes: (a) the fees owed to such Lender pursuant to the Fee Letter, (b) all out-of-pocket fees, costs and expenses incurred by or on behalf of such Lender as provided in Section 8.5, including in the case of LLCP, the fees of special counsel to LLCP.

         6.3.     Payment of Term Loan B Pre-paid Interest. The Company Parties,
                  ----------------------------------------
jointly and severally, shall have paid to Lenders at the Closing, in immediately available funds to the bank accounts designated by each Lender as set forth on Schedule 2.2, such Lender's pro rata share of the Term Loan B
                ------------
Pre-paid Interest, or such Lender shall have withheld the same from the proceeds of Term Loan B to be delivered to Borrowers against delivery of the Notes.

         6.4.     Purchase Permitted By Applicable Laws. The consummation of
                  -------------------------------------
the transactions contemplated by this Agreement shall not be prohibited by or violate any Applicable Laws and shall not subject any party to any Tax, penalty or liability, under or pursuant to any Applicable Laws, and shall not be enjoined (temporarily or permanently) under, or prohibited by or contrary to, any injunction, order, decree or ruling. Without limiting the generality of the foregoing, the consummation of the transactions contemplated hereby shall otherwise comply with all applicable requirements of federal securities and state securities or "blue sky" laws.

         6.5.     No Material Adverse Effect. Except as provided on
                  --------------------------
Schedule 3.10(a), no Material Adverse Effect shall have occurred in the sole
----------------
judgment of Lenders since the date November 1, 2003, and Borrowers shall have delivered to Lenders an officer's certificate, dated as of the Closing Date and executed by a Responsible Officer of Falcon certifying to the same.

         6.6.     No Injunction, Order or Suit. There shall not have been
                  ----------------------------
issued any injunction, order, decree or ruling that prohibits or limits any of the transactions contemplated by this Agreement, the Bank Credit Documents or the other Investment Documents, and there shall not be any action, suit, proceeding or investigation pending or, to the best knowledge of the Borrowers, threatened that (a) draws into question the validity, legality or enforceability of this Agreement or the other Investment Documents or the consummation of the transactions contemplated hereby or thereby or (b) would reasonably be expected to result, in the sole judgment of Lenders, (i) in the imposition of a penalty if the Securities were delivered as contemplated hereunder or (ii) in any Material Adverse Effect.

         6.7.     Delivery of Certain Closing Documents. The Company Parties
                  -------------------------------------
shall have delivered to each of the Lenders the following closing documents, each dated as of the Closing Date, and in form and substance satisfactory to Lenders and their respective counsel:

                  (a) This Agreement, duly executed by each Company Party, together with the Exhibits and Disclosure Schedules;

                  (b)      The Notes, duly executed by Borrowers;

                  (c) The Investor Rights Agreement, duly executed by Falcon, the Lenders and the Jacobs Stockholders (as defined therein);

                  (d) The Guaranty, duly executed by each of the Company Parties other than Borrowers;

                  (e)      The Fee Letter, duly executed by Borrowers and
         Lenders;

                  (f) A certificate from a Responsible Officer of Falcon on behalf of the Company Parties, attesting that the Company
         Parties are and will be Solvent, before and after giving effect to
         (i) the incurrence of the Indebtedness under the Bank Credit Documents, (ii) the incurrence of Indebtedness hereunder and (iii) all the transactions contemplated hereby and thereby;

                  (g) A Compliance Certificate signed by a Responsible Officer of Falcon on behalf of the Company Parties, certifying that he has reviewed this Agreement and the other Investment Documents and that, after giving effect to the (i) the incurrence of indebtedness under the Bank Credit Agreement, (ii) the incurrence of Indebtedness hereunder and (iii) all the transactions contemplated hereby and thereby, the Company Parties will be in compliance with the financial covenants of Section 10.20;

                  (h) A Senior Debt Certificate signed a Responsible Officer of Falcon on behalf of the Company Parties, certifying that he has reviewed the Subordinated Note Indenture and the Convertible Subordinated Debentures and that (i) this Agreement constitutes the "Credit Agreement" for purposes of the Subordinated Note Indenture and the Obligations constitute "Permitted Indebtedness", a "Credit Facility", "Senior Debt" and "Designated Senior Debt" for purposes of the Subordinated Note Indenture, and (ii) the Obligations constitute "Senior Debt" and "Specified Senior Debt" under and as defined in the Convertible Subordinated Debentures;

                  (i) Such other documents as the Lenders may reasonably request.

         6.8.     Actions and Documents Relating to the Collateral. Lenders
                  ------------------------------------------------
shall have received the following in form and substance satisfactory to them:

                  (a) The Security Agreement, duly executed by the Company Parties, together with the exhibits and schedules thereto;

                  (b) The Pledge Agreement, duly executed by the "Pledgors" (as such term is defined therein), together with the exhibits and schedules thereto;

                  (c) Evidence that the Pledged Shares (as defined in the Pledge Agreement), together with stock powers duly executed by the appropriate Company Party in blank, have been pledged to Bank Agent and are in the possession of Bank Agent;

                  (d) The Intellectual Property Security Agreement, duly executed by the Company Parties, together with the exhibits and schedules thereto;

                  (e) The Mortgages, duly executed by each of the Company Parties party thereto, together with marked title insurance commitments issued by a title company in form and substance satisfactory to Lenders;

                  (f) UCC-1 Financing Statements, naming each Company Party as debtor, as applicable, in form and substance satisfactory to the Lenders;

                  (g) Evidence that all filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create, in favor of the Lenders, a perfected second priority Lien on the Collateral (subject only to Permitted Liens, including the prior Lien of the Bank Agent in favor of the Banks), and filing of completed UCC financing statements, in each case, in the appropriate governmental offices;

                  (h) Evidence that the Liens on the Collateral are subject only to Permitted Liens, such evidence including, without limitation, the results of searches conducted in the UCC filing records in each of the governmental offices in which UCC financing statements have been, or shall be, filed;

                  (i) Payoff letters, in form and substance satisfactory to the Lenders, duly executed by each of the Tranche B Lenders under and as defined in the Original Bank Credit Agreement; and

                  (j) Such other documents relating to the Collateral as the Lenders may request.

         6.9.     Opinions of Counsel. The Lenders shall have received an
                  -------------------
opinion letter of (a) Armstrong Teasdale LLP, counsel to the Company Parties, (b) local counsel to certain of the Company Parties in respect of the Mortgages and (c) local counsel to Sellers in respect of organization, corporate authority and other similar matters, in each case, dated as of the Closing Date and addressed to the Lenders, in form and substance satisfactory to the Lenders and their respective legal counsel.

         6.10.    Delivery of Corporate Documents. Falcon shall have delivered
                  -------------------------------
to Lenders the following for each Company Party:

                  (a) Certified copies of its Organizational Documents as amended through the Closing Date, certified by its Secretary or other authorized agent as being in full force and effect as of the Closing Date;

                  (b) A good standing certificate and a tax good standing certificate, issued by the Secretary of State of its state of incorporation or organization and the taxing authority of such state, in each case dated as of the most recent practicable date prior to the Closing Date;

                 (c) Good standing certificates from each jurisdiction in which it is required to be qualified to transact business as a foreign corporation or other entity, in each case dated as of the most recent practicable date prior to the Closing Date;

                 (d) Resolutions of its Board of Directors, approving and authorizing the execution, delivery and performance of this Agreement and the other Investment Documents;

                 (e) Incumbency certificates of its officers, directors, or other agents who are authorized to execute, deliver and perform this Agreement, the other Investment Documents and any other agreements, instruments, certificate or other documents required to be executed by it in connection herewith; and

                  (f)      Such other documents as the Lenders may request.

         6.11.    Intercreditor Arrangements.
                  --------------------------

                  (a) The Lenders shall have received a copy of the Intercreditor Agreement, duly executed by the Bank Agent, Banks, Company Parties and Lenders, in form and substance satisfactory to the Lenders in their sole discretion; and

                  (b) The Lenders shall be satisfied, in their sole discretion, in all material respects with the terms and conditions of the Bank Credit Documents.

         6.12.    Insurance. The Company Parties shall deliver to Lenders
                  ---------
certificates of liability insurance with respect to the insurance policies required to be obtained and maintained by the Company Parties as of the Closing Date pursuant to Section 9.4, together with additional insured and lender's loss payable endorsements in favor of Lenders, subject to the prior rights of the Banks pursuant to the terms of the Intercreditor Agreement and otherwise in form and substance satisfactory to Lenders.

         6.13.    Delivery of Financial Statements and Projections. Borrowers
                  ------------------------------------------------
shall have finalized and delivered to the Lenders prior to the Closing Date, and Lenders shall have approved, the financial projections of Falcon and its Subsidiaries for the three (3) Fiscal Years ending November 1, 2007 (the "INITIAL FINANCIAL PROJECTIONS"). The Initial Financial Projections shall specify the assumptions on which they are based and shall be made in good faith. The Initial Financial Projections shall be accompanied by an officer's certificate, in form and substance satisfactory to the Lenders, duly executed on behalf of Falcon and its Subsidiaries by a Responsible Officer of Falcon, specifying, among other things, the assumptions on which the

Initial Financial Projections are based. Falcon shall have delivered to Lenders prior to the Closing Date the financial statements described in
Section 3.10 of this Agreement.

         6.14.    Third-Party Consents. Borrowers shall have obtained all other
                  --------------------
Consents required to be obtained from all Governmental Authorities and other Persons in connection with the transactions contemplated by this Agreement, and the Lenders shall have approved the terms and conditions thereof, and all applicable waiting periods shall have expired.

         6.15.    Structure. The Lenders shall have approved the form,
                  ---------
substance and scope of the legal and capital structure of Falcon and its Subsidiaries.

         6.16.    Proceedings Satisfactory. All proceedings taken in connection
                  ------------------------
with the consummation of the transactions contemplated hereby, and by the Bank Credit Documents, and all papers and other documents relating thereto, shall be in form and substance reasonably satisfactory to the Lenders and their counsel, and the Lenders shall have received copies of such documents and papers, all in form and substance satisfactory to the Lenders and their counsel, all such documents, where appropriate, to be counterpart originals and/or certified by proper authorities, corporate officials and other
Persons.

7.       CONDITIONS TO THE OBLIGATIONS OF THE COMPANY PARTIES. The obligations
         ----------------------------------------------------
of the Company Parties to consummate the transactions contemplated hereby are subject to the satisfaction, prior to the Closing, of the conditions set forth in this Section 7; provided, however, that any or all of such
                         --------  -------
conditions may be waived, in whole or in part, by Falcon in its sole and absolute discretion:

         7.1.     Representations and Warranties. The representations and
                  ------------------------------
warranties of the Lenders contained in this Agreement shall be true and correct in all respects at and as of the Closing Date after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date, and the Lenders shall have performed or satisfied all of its covenants and agreements hereunder to be performed or satisfied on or prior to the Closing Date.

         7.2.     Purchase Permitted By Applicable Laws. The consummation of
                  -------------------------------------
the transactions contemplated by this Agreement or other Investment Documents shall not be prohibited by or violate any Applicable Laws and shall not subject any party to any Tax, penalty or liability, under or pursuant to any Applicable Laws, and shall not be enjoined (temporarily or permanently) under, or prohibited by or contrary to, any injunction, order, decree or ruling. Without limiting the generality of the foregoing, the consummation of the transactions contemplated hereby shall otherwise comply with all applicable requirements of federal and state securities laws.

         7.3.     Proceeds of Term Loan B. The Lenders shall have delivered
                  -----------------------
to Borrowers, in accordance with the written instructions of Falcon, the Purchase Price constituting the proceeds of the Term Loan B (net of Pre-paid Interest and other amounts permitted to be withheld pursuant to Section 6.3 and Section 8.5) required to be paid pursuant to Section 2.3.

8.       TAXES; INDEMNIFICATION; FEES AND EXPENSES.
         -----------------------------------------

         8.1.     Taxes.
                  -----

         (a) Any and all payment by the Company Parties hereunder or under or in respect of the Notes or the Guaranty shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes that are imposed on Lenders' overall net income by the United States, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender is organized or any political subdivision thereof, and taxes that are required to be withheld and paid over to the United States by reason of Lender's status as a non-U.S. person or entity organized under the laws of a jurisdiction other than the United States. If any Company Party shall be required by law to deduct any such non-excluded Taxes from any sum payable by such Company
Party, (i) the amount payable shall be increased as may be necessary so that after such Company Party and the Lenders have made all required deductions (including deductions applicable to additional sums payable under this Section 8.1) the Lenders receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Company Party shall make all such deductions and (iii) such Company Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. The Company Parties shall indemnify the Lenders for and hold them harmless against the full amount of such non-excluded Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 8.1, imposed on or paid by the Lenders and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within two (2) Business Days from the date the Lenders make written demand therefore.

         (b) Each Lender (or transferee of a Lender) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "NON-U.S. LENDER") shall deliver to Falcon (i) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, (ii) in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under
Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit E and a Form
                                                    ---------
W-8BEN, or in either circumstance, any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by Company Parties under or in respect of this Agreement, the Notes and the Guaranty. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement. In addition, each Non-U.S. Lender shall deliver such forms promptly upon the expiration, obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify Falcon at any time it determines that a change in circumstance makes any information on the Form W-8BEN, Form W-8ECI or
Exhibit E statement, as the case may be, incorrect and shall provide
---------
promptly a new such form or statement.

         (c) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which Borrowers or any other Company Party is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement, the Notes or the Guaranty shall deliver to Falcon, at the time or times prescribed by applicable law or reasonably requested by Falcon, such properly completed and
executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that
                                                              --------
such Lender is legally entitled to complete, execute and deliver such documentation.

         (d) The Company Parties shall pay all present or future stamp, documentary, excise, property, transfer and other similar Taxes (together in each case with interest and penalties, if any) of the United States or of any political subdivision thereof payable or determined to be payable in connection with the execution and delivery of this Agreement or the issuance and sale of the Securities and shall hold harmless the Lenders from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such Taxes.

         8.2.     Indemnity.
                  ---------

                  (a) Whether or not the transactions contemplated by this Agreement are consummated, Borrowers shall jointly and severally indemnify, defend and save and hold harmless each Lender, its successors and assigns, and its Affiliates, employees, partners, members, shareholders, managers, officers, directors, representatives, agents, attorneys (other than litigation or claims solely between the Lenders and their attorneys), successors and assigns (the "INDEMNIFIED PARTIES"), from and against, and shall pay on demand, any and all losses, claims, damages, liabilities, judgments, Indemnified Environmental Costs, expenses and costs, including, without limitation, attorneys' fees and other fees and expenses incurred in, and the costs of preparing for, investigating or defending any matter (collectively, "LOSSES"), incurred by or asserted or awarded against the Indemnified Parties in connection with, by reason of, or arising from:

                           (i)      Any breach of any warranty or the
                  inaccuracy of any representation made by the Company Parties in this Agreement or any other Investment Document;

                           (ii) The failure of the Company Parties or any of them to fulfill any of its covenants, agreements or undertakings under this Agreement or any other Investment Document (or any other document or instrument executed herewith or pursuant hereto) to which it is a party;

                           (iii) Any third party actions, suits, proceedings or claims brought against any Indemnified Party in connection with, arising out of or with respect to (x any other matters arising out of or in connection with the transactions contemplated by this Agreement, the Securities or any other Investment Document, (y) the business, operations or affairs of the Company Parties (including, without limitation, any litigation in which any Company Party is involved), or (z) the Collateral; or

                           (iv) The actual or alleged presence of Hazardous Materials on any property of any Company Party or any Environmental Condition.

                  (b) The Company Parties shall either pay directly all Losses which they are required to pay hereunder or reimburse any Indemnified Party within ten (10) days after any request for such payment. The obligations of the Company Parties to the

         Indemnified Parties under this Section 8 shall be separate obligations to each Indemnified Party, and the liability of the Company Parties to such Indemnified Parties hereunder shall not be extinguished solely because any Indemnified Party is not entitled to indemnity hereunder.

                  (c) The obligations of the Company Parties to the Indemnified Parties under this Section 8 shall survive (i) the repayment of the Notes (whether at maturity, by prepayment or acceleration or otherwise), (ii) any transfer of the Notes or any interest therein, (iii) the termination of this Agreement or any other Investment Document and (iv) the issuance, assignment and/or sale of the Lenders' Equity.

         8.3.     Indemnification Procedures. Any Person entitled to
                  --------------------------
indemnification under this Section 8 shall (a) give prompt written notice to Falcon of any claim with respect to which it is entitled to seek indemnification and (b) permit Falcon to assume the defense of such claim with counsel selected by Falcon and reasonably acceptable to such Person; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim and the fees and expenses of such counsel shall be at the expense of such Person unless (i) Borrowers have agreed to pay such fees or expenses; (ii) Borrowers have failed to notify such Person in writing within ten (10) days of their receipt of such written notice to Borrowers that it will assume the defense of such claim and employ counsel reasonably acceptable to such Person; or (iii) in the good faith judgment of any such Person, based on the advice of counsel, a conflict of interest exists between such Person, on the one hand, and any Company Party, on the other hand, with respect to such claims (in which case, if the Person notifies Falcon in writing that such Person elects to employ separate counsel at the expense of Borrowers, Borrowers shall not have the right to assume the defense of such claim on behalf of such Person). Neither Borrowers nor any Indemnified Party will be subject to any liability for any settlement made without its consent (but such consent may not be unreasonably withheld). No Indemnified Party may, without the consent of Falcon (which consent will not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to any Company Party of a release from all liability in respect of such claim or litigation. Further, Borrowers may not, without the consent of the applicable Indemnified Parties (which consent will not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Parties of a release from all liability in respect of such claim or litigation.

         8.4.     Contribution. If the indemnification provided for in this
                  ------------
Section 8 is unavailable to the Lenders or any other Indemnified Party in respect of any Losses, then the Company Parties, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Company Parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company Parties, on the one hand, and such Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, either any Company Party or such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 8.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         8.5.     Reimbursement of Deal-Related Costs and Expenses.
                  ------------------------------------------------
Notwithstanding anything to the contrary contained herein or otherwise, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated for any reason, and in addition to all other amounts due or owing to the Lenders hereunder, under any other Investment Document or otherwise, the Company Parties shall be jointly and severally responsible, and jointly and severally agree to promptly reimburse the Lenders, for all costs and expenses of every type and nature (including, without limitation, all fees and expenses of counsel, accounting fees and expenses and other deal-related costs and expenses) incurred by or on behalf of the Lenders, in connection with the Lenders' due diligence investigation of the Company Parties and their Affiliates, the preparation, negotiation, execution, delivery and enforcement of this Agreement and the other Investment Documents and the consummation of the transactions contemplated hereby and thereby (which costs and expenses may be withheld by the Lenders from the proceeds to be delivered by the Lenders at the Closing pursuant to
Section 7.3). The Company Parties jointly and severally agree to pay to Lenders all fees, costs and expenses at the Closing and, after the Closing or if this Agreement is terminated for any reason, within two (2) Business Days after receiving Lenders' request for such payment. At the Lenders' request and direction, the Company Parties shall reimburse third party providers of the Lenders directly for all of such costs and expenses.

         8.6.     Costs and Expenses. The Company Parties jointly and severally
                  ------------------
agree to pay to the Lenders on demand all costs and expenses of every type and nature (including, without limitation, all fees and expenses of counsel to Collateral Agent and Lenders (which shall be limited to one counsel for Collateral Agent and Lenders), accountants and other experts and all due diligence, collateral review, appraisal, search, filing and recording fees and expenses) which are expended or incurred by or on behalf of the Lenders in connection with (a) out-of-pocket costs associated with the administration of the Investment Documents or the collection and enforcement of the Obligations, whether or not any action, suit or other proceeding is commenced; (b) any actions for declaratory relief in any way related to the Obligations; (c) the protection or preservation of any rights or remedies of the Lenders under this Agreement or any other Investment Document; (d) any actions taken by the Lenders in negotiating any amendment, waiver, consent or release of or under this Agreement, the Notes or any other Investment Document; (e) if an Event of Default shall occur and be continuing or if the Lenders have determined in good faith that an Event of Default is likely to occur, any actions taken in reviewing the Company Parties' financial affairs, which actions shall include, but not be limited to, (i) inspecting the facilities of any Company Party or conducting audits or appraisals of the financial condition of any Company Party; (ii) having an accounting or other firm selected by the Lenders review the books and records of any Company Party and perform a thorough and complete examination thereof;
(iii) interviewing the Company Parties' employees, attorneys, accountants, customers and any other Persons related to the Company Parties which the Lenders believe may have relevant information concerning the business, condition (financial or otherwise), results of operations or prospects of any of the Company Parties; (iv) or undertaking any other action which the Lenders believe is necessary to assess accurately the financial condition and prospects of the Company Parties; (f) any refinancing, restructuring (whether in the nature of a "workout" or otherwise), bankruptcy or insolvency proceeding involving any Company Party or its Affiliates, including, without limitation, any refinancing or restructuring of this Agreement, the Notes or any other Investment
Documents; (g) any actions taken to verify, maintain, perfect and protect any Lien granted to the Lenders by any Company Party or any other Person under the Investment Documents; (h) any effort by the Lenders to protect, assemble, complete, collect, sell, liquidate or otherwise dispose of any collateral, including in connection with any case under Bankruptcy Laws; or
(i) having counsel advise the Lenders as to their rights and responsibilities, the perfection, protection or preservation of rights or interests under the Investment Documents, with respect to negotiations with any Company Party or with other creditors of any Borrower or with respect to any proceeding under any Bankruptcy Law. The Company Parties hereby consent to the taking of the foregoing actions by the Lenders.

9.       AFFIRMATIVE COVENANTS. The Company Parties jointly and severally
         ---------------------
covenant and agree that, so long as (i) any Obligations to the Lenders remain outstanding, or (ii) the Lenders own or hold at least one-half of the Lenders' Equity that they held immediately following the initial issuance thereof, the Company Parties shall perform, comply with and observe each of the covenants set forth in this Section 9, as applicable, subject to
Section 9.23.

         9.1.     Visits and Inspections; Lender Meeting. Permit
                  --------------------------------------
(i) representatives of Collateral Agent and any Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the properties of each Company Party, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, each Company Party's business, assets, liabilities, financial condition, business prospects and results of operations and (ii) appraisers engaged pursuant to
Section 2.11 (whether or not personnel of Collateral Agent), from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the properties of each Company Party, for the purpose of completing appraisals pursuant to Section 2.11. Collateral Agent or such Lender, if no Default or Event of Default then exists or is reasonably likely to occur, shall give the applicable Company Party reasonable prior notice of any such inspection or audit. Without limiting the foregoing, Company Parties will participate and will cause their key management personnel to participate in meetings with Collateral Agent and Lenders periodically during each year, which meeting(s) shall be held at such times and such places as may be reasonably requested by Collateral Agent.

         9.2.     Notices. Promptly notify Collateral Agent and each Lender in
                  -------
writing of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Investment Documents inaccurate, incomplete or misleading in any material respect as of the date made or remade. In addition, each Company Party agrees to provide Collateral Agent and each Lender with prompt written notice of (a) any change in the information disclosed in any Disclosure Schedule hereto after giving effect to the materiality limits and Material Adverse Effect qualifications contained therein and (b) any amendments, waiver or other modifications of the Bank Credit Documents, together with copies thereof, and the terms and amounts of any fees paid or payable in connection therewith.

         9.3.     Financial Statements. Keep, and cause each Company Party to
                  --------------------
keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with customary accounting practices reflecting all its financial transactions; and cause to be prepared and furnished to Collateral Agent and each Lender, the following, all to be prepared in accordance with GAAP applied on a consistent basis, unless Falcon's certified public accountants concur in any change therein and such change is disclosed to Collateral Agent and Lenders and is consistent with GAAP:

         (i) not later than ninety (90) days after the close of each Fiscal Year of Borrowers, unqualified (except for a qualification for a change in accounting principles with which the accountant concurs) audited financial statements of Borrowers and their Subsidiaries as of the end of such year, on a Consolidated basis, certified by Rubin, Brown Gornstein & Co. LLP or such other firm of independent certified public accountants of recognized national standing selected by Falcon but reasonably acceptable to Lenders and, within a reasonable time thereafter a copy of any management letter issued in connection therewith;

         (ii) not later than thirty (30) days after the end of each fiscal month hereafter, including the last fiscal month of each Fiscal Year of Borrowers, unaudited interim financial statements of Borrowers and their Subsidiaries as of the end of such fiscal month and of the portion of the Fiscal Year then elapsed, on a Consolidated and consolidating basis (showing Borrowers and Domestic Subsidiaries as a Consolidated entity and the Foreign Subsidiaries on a consolidating basis), certified by the chief financial officer of Falcon as prepared in accordance with GAAP and fairly presenting in all material respects the financial position and results of operations of Borrowers and their Subsidiaries for such fiscal month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

         (iii) together with each delivery of financial statements pursuant to clauses (i) and (ii) of this Section 9.3, a management report (1) setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered pursuant to subsection 9.6 and (2) identifying the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by a Responsible Officer of Falcon to the effect that such information fairly presents in all material respects the results of operation and financial condition of Borrowers and their Subsidiaries as at the dates and for the periods indicated;

         (iv) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Falcon or any of its Subsidiaries has made available to its equity holders and copies of any regular, periodic and special reports or registration statements which Falcon or any of its Subsidiaries files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefore, or any national securities exchange;

         (v) upon request of Collateral Agent, copies of any annual report to be filed with the Pension Benefit Guaranty Corporation or the Internal Revenue Service in connection with each Plan; and such other data and information (financial and otherwise) as Collateral Agent or any Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrowers or any Subsidiary's financial condition or results of operations;

         (vi) not later than thirty (30) days after the Closing Date, a trade payables payment plan in form and substance acceptable to Lenders;

         (vii) as and when provided pursuant to the provisions of the Investor Rights Agreement, such other information as is required to be delivered to Lenders pursuant to the terms thereof;

         (viii) concurrently with the delivery of the financial statements described in clause (i) of this Section 9.3, Borrowers shall forward to Collateral Agent and each Lender a copy of the accountants' letter to any Company Party's management that is prepared in connection with such financial statements; and

         (ix) concurrently with the delivery of the financial statements described in paragraph (i) and (ii) of this Section 9.3 (subject to the proviso set forth below), Borrowers shall cause to be prepared and furnished to Collateral Agent and each Lender a Compliance Certificate in the form of Exhibit C hereto executed by a Responsible Officer of Falcon (a "COMPLIANCE
---------
CERTIFICATE"); provided however, that with respect to the Fiscal Year ending
               -------- -------
October 30, 2005, Borrowers shall deliver to Collateral Agent and each Lender a Compliance Certificate (a) not later than December 1, 2005, with respect to which Borrowers shall use their best efforts to cause their accountants to have reviewed prior to such delivery, and (b) concurrently
                                                     ---
with the delivery of audited financial statements for such Fiscal Year end.

         9.4.     Insurance of Collateral. Company Parties shall maintain and
                  -----------------------
pay for insurance upon all Collateral wherever located and with respect to its business, covering casualty, hazard, fire and extended coverage, product liability and recall, property damage, public liability, general liability, workers' compensation, flood insurance, earthquake loss insurance (if required by Collateral Agent), environmental liability insurance, business interruption and such other risks in such amounts and with such insurance companies as are customary for similarly situated companies and are reasonably satisfactory to Collateral Agent. Borrowers shall deliver certified copies of such policies to Lenders as promptly as practicable, with satisfactory loss payable endorsements, naming Collateral Agent as a loss payee, assignee or additional insured, as appropriate, as its interest may appear, showing only such other loss payees, assignees and additional insureds as are satisfactory to Collateral Agent and with respect to business interruption insurance, an executed collateral assignment thereof. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than ten (10) days' prior written notice to Collateral Agent in the event of cancellation of the policy for nonpayment of premium and not less than thirty (30) days' prior written notice to Collateral Agent in the event of cancellation of the policy for any other reason whatsoever and a clause specifying that the interest of Collateral Agent shall not be impaired, or invalidated by any act or neglect of any Company Party or the owner of the property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. Borrowers agree to deliver to Lenders, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. All proceeds of business interruption insurance (if any) of each Company Party shall be remitted to Collateral Agent for application to the Obligations (subject to the terms of the Intercreditor Agreement). Unless Borrowers provide Lenders with evidence of the insurance coverage required by this Agreement, Collateral Agent or any Lender may purchase insurance at Company Parties' joint and several expense to protect Lenders' interests in the properties of each Company Party. This insurance may, but need not, protect the interests of each Company Party. The coverage that Collateral Agent or any Lender purchases may not pay any claim that a Company Party makes or any claim that is made against a Company Party in connection with said property. Borrowers may later cancel any insurance purchased by Collateral Agent or Lenders, but only after providing Lenders with evidence that Company Parties have obtained insurance as required by this Agreement. If Collateral Agent or any Lender purchases insurance, Company Parties will be jointly and severally responsible for the costs of that insurance, including interest and any other charges Collateral Agent or Lenders may impose in connection with the placement of insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance that Company Parties may be able to obtain on their own.

         9.5.     Landlord, Processor and Storage Agreements. Borrowers shall
                  ------------------------------------------
use best efforts to provide Collateral Agent with copies of all agreements between any Company Party and any landlord, processor, distributor, warehouseman or consignee which owns any premises at which any Collateral may, from time to time, be kept. In respect of any lease or warehousing arrangement existing on or entered into by a Company Party after the Closing Date (other than leases for showrooms or sales offices), Borrowers shall use best efforts to provide Collateral Agent with landlord waivers or bailee letters with respect to such leased premises. Such landlord waivers or bailee letters shall be in a form supplied by Collateral Agent to Borrowers with such reasonable revisions as are customarily accepted by Collateral Agent or by similar financial institutions in similar financing transactions.

         9.6.     Projections. No later than the last day of each Fiscal Year of
                  -----------
Borrowers, deliver to Collateral Agent and Lenders Projections of Borrowers and their Subsidiaries for the forthcoming Fiscal Year, month by month, which shall be prepared on a Consolidated basis and consistent with Borrowers' year-end financial statements, and which shall include, without limitation, a balance sheet, income statement and statement of cash flow.

         9.7.     Domestic Subsidiaries. Borrowers shall cause each Domestic
                  ---------------------
Subsidiary formed or acquired after the Closing Date contemporaneously with such formation or acquisition to execute and deliver to Collateral Agent and Lenders a Joinder Agreement, pursuant to which such Domestic Subsidiary shall become a party to the Guaranty and each of the Collateral Documents by which it shall guaranty the payment of all obligations and grant to Collateral Agent a Lien (subject only to Permitted Liens including the prior Lien granted in favor of the Bank Agent in connection with the Bank Credit Agreement) on all of its Collateral other than Excluded Property. Additionally, the applicable Company Party shall execute and deliver to Collateral Agent and Lenders a Pledge Agreement, satisfactory in form and substance to the Collateral Agent, pursuant to which such Person grants to Collateral Agent a Lien (subject only to Permitted Liens including the prior Lien granted in favor of the Bank Agent in connection with the Bank Credit Agreement) with respect to all of the issued and outstanding Capital Stock of such newly created or acquired Domestic Subsidiary that is owned by such Person.

         9.8.     Deposit and Brokerage Accounts. For each deposit account or
                  ------------------------------
brokerage account that any Company Party at any time opens or maintains, such Company Party shall, at Collateral Agent's request and option, contemporaneously with the opening of such account, pursuant to an agreement in form and substance reasonably satisfactory to Collateral Agent, cause the depository bank or securities intermediary, as applicable, to agree to comply at any time with instructions from Collateral Agent (subject to the terms of the Intercreditor Agreement) to such depository bank or securities intermediary, as applicable, directing the disposition of funds from time to time credited to such deposit or brokerage account, without further consent of such Company Party.

         9.9.     Updated Information. Borrowers shall promptly notify
                  -------------------
Collateral Agent in writing of (a) each state or jurisdiction in which
Falcon or any of its Subsidiaries qualifies to do business after the date hereof, (b) the use by Falcon or any of its Subsidiaries of a legal, fictitious or trade name not listed on Schedule 3.7 hereto, (c) any change
                                       ------------
after the date hereof in the tax identification number of Falcon or any of its Subsidiaries, (d) the ownership by Falcon or any of its Subsidiaries of any patent, trademark, service mark, tradename, copyright, license or other similar rights not listed on Schedule 3.16, (e) the assertion by any Person
                             -------------
of a claim against Falcon or any of its Subsidiaries that its use of its Intellectual Property or the conduct of its business does or may infringe upon the Intellectual Property rights of any third party, (f) any change after the date hereof in the list of capitalized and operating personal property leases and Real property leases of Falcon or any of its
Subsidiaries listed on Schedule 3.22 hereto, (g) any change after the date
                       -------------
hereof in the list of Plans listed on Schedule 3.23 hereto and (h) any
                                      -------------
change after the date hereof in the representation contained in Schedule 3.28;
                                                                -------------
provided, that Borrowers shall only be required to provide the foregoing
--------
information regarding the Foreign Subsidiaries at such time as such information becomes known to a Responsible Officer.

         9.10.    Financial Advisor. Borrowers shall, within ten (10) days
                  -----------------
after the Closing Date, retain and thereafter shall continue to retain, at Company Parties' joint and several expense, a third party consultant reasonably satisfactory to the Lenders. Borrowers shall cause such consultant to provide to the Lenders a comprehensive review of Borrowers' cash flows and pro-forma financial statements, review and assist in Borrowers' cash and working capital management (liquidity management), review Borrowers' general operating procedures, make recommendations as necessary, assist Borrowers' management in preparing and developing reports to the Lenders and to perform such other advisory functions as are reasonably requested by the Lenders. Borrowers shall provide the Lenders with access to such consultant and shall cause such consultant to provide the Lenders with such reports as shall be reasonably requested by the Lenders. Notwithstanding the foregoing, Borrowers shall retain the ultimate decision as to the selection of such consultants, shall supervise such consultant and shall have the power to terminate the services of such consultant at any time so long as it shall have retained a replacement consultant reasonably satisfactory to the Lenders. Borrowers acknowledge and agree that the management of their businesses is within its sole control, and nothing in this Agreement shall obligate Borrowers to follow the recommendations of any consultant retained in accordance with the requirements of this Agreement.

         9.11.    Key Man Life Insurance, Environmental Liability Insurance,
                  ----------------------------------------------------------
Etc. In addition to the insurance required to be maintained pursuant to
---
Section 9.4, within 60 days of the Closing Date, Borrowers shall obtain and at all times thereafter maintain in full force and effect, (a) directors and officers liability insurance, employment practice liability insurance and flood insurance in such coverage amounts and with such insurers as are reasonably acceptable to Lenders and deliver to Lenders the certificates evidencing the existence of such coverage including such loss payable endorsements as are acceptable to Lenders, (b) key-man life and disability insurance on the lives of each of Franklin A. Jacobs, Stephen E. Cohen and Stewart M. Long in a minimum coverage amount of $5,000,000 per Person, providing that the full amount of any proceeds thereof shall be payable to Collateral Agent, who shall be the sole loss payee and certificate holder in respect thereof (the "TERM LOAN B KEY MAN LIFE INSURANCE POLICIES"), and (c)
(i) a pollution legal liability select policy from AIG, or a comparable environmental liability insurance policy reasonably acceptable to Lenders, with a term of five (5) or more years and limits of five million dollars (U.S. $5,000,000.00), naming Collateral Agent as a loss payee, assignee or additional insured, as appropriate, providing coverage for pre-existing and new environmental liabilities and conditions at the Real Property located at 86 Route 4 East, Englewood, New Jersey or (ii) shall have furnished to Collateral Agent and Lenders evidence of an environmental indemnification made by the owner(s) of such Real Property in favor of applicable Company Party which shall be acceptable to Lenders.

         9.12.    Payment of Notes and Other Obligations. Borrowers shall fully
                  --------------------------------------
and timely pay, and ensure that each of the Company Parties fully and timely pays, all Obligations owing pursuant to the terms of this Agreement, the Notes (including, without limitation, all principal thereof, premium, if any, and interest thereon), and the other Investment Documents to which they are parties, in each case on the dates and in the manner provided for herein and therein.

         9.13.    Performance of Investment Documents. The Company Parties shall
                  -----------------------------------
perform, comply with and observe all of their respective obligations under this Agreement and each other Investment Document, including without limitation, Falcon's obligations under Section 2.1 hereof to issue the Lenders' Equity to Lenders on or before March 31, 2005, together with evidence that such Lenders' Equity has been duly authorized and validly issued.

         9.14.    Compliance with Laws; Consents. The Company Parties shall
                  ------------------------------
comply at all times with all Applicable Laws (including, without limitation, Environmental Laws, ERISA and the Code) in respect of the conduct of its or their businesses and the ownership of its or their properties in the states or other jurisdictions in which it or they conduct their respective businesses, except to the extent that non-compliance could not reasonably be expected to have a Material Adverse Effect. Borrowers shall obtain and maintain and shall ensure that each of their respective Subsidiaries obtains and maintains all Consents necessary in connection with the execution, delivery and performance of this Agreement and the other Investment Documents, the consummation of the transactions herein and therein contemplated and all material Consents necessary in connection with the conduct of their business and the ownership of their properties.

         9.15.    Legal Existence. Each Company Party shall at all times do
                  ---------------
or cause to be done all things necessary to (a) maintain and preserve its legal existence organizational and tax structure and its material rights and privileges, (b) become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect and (c) preserve, renew and keep in full force and effect all of its Operating Licenses, except where the failure to maintain such Operating Licenses would not reasonably be expected to have a Material Adverse Effect.

         9.16.    Maintenance of Properties. Each Company Party shall maintain
                  -------------------------
and preserve all of its properties which are necessary or materially useful in the conduct of its respective businesses in good working order and condition, ordinary wear and tear excepted, and comply in all material respects at all times with the provisions of all material personal property leases to which it is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder. Company Parties shall make all payments and otherwise perform all of their obligations under all leases of Real Property, and all leases of material personal property, to which any such Person is a party, keep such leases in full force and effect and not permit such leases to lapse or be terminated
(or any rights to renew such leases to be forfeited or canceled), notify Collateral Agent of any material default by any party thereto and cooperate with Collateral Agent in all respects to cure any such default. Notwithstanding anything to the contrary contained in this Section 9.16, Company Parties may determine in good faith that any of their or their respective Subsidiaries' assets or properties, whether owned or leased, is obsolete or has been damaged and the cost of repair makes it inadvisable to repair such asset or property. Company Parties shall, and shall cause their respective Subsidiaries to, pay and discharge each lawful claim which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon their property.

         9.17.    Communication with Accountants. Company Parties hereby
                  ------------------------------
authorize Collateral Agent and each Lender to communicate directly with its independent certified public accountants, and authorize such accountants to disclose to Collateral Agent and each Lender any and all financial statements and other supporting financial documents, workpapers and schedules as Collateral Agent and/or any Lender may request, without any restrictions being placed on such communications.

         9.18.    Environmental Matters.
                  ---------------------

         (a) Company Parties shall, and shall use commercially reasonable efforts to cause all tenants and other Persons who may come upon any Real Property to comply in all material respects, with all Environmental Laws, including those requiring disclosures to prospective and actual buyers or tenants of all or any portion of the Real Property. Company Parties will not, and will not permit their Subsidiaries to, install or allow to be installed any underground storage tanks on any Real Property.

         (b) Each Company Party shall each promptly (and in any event within five (5) Business Days) notify the Collateral Agent in writing (i) if it knows, suspects or believes there may be any Hazardous Materials in violation of applicable Environmental Laws in or around any part of the Real Property, any improvements constructed on the Real Property, or the soil, groundwater or soil vapor on or under the Real Property, or knows that any Company Party or the Real Property is subject to any threatened or pending investigation by any governmental authority under any applicable laws pertaining to any Hazardous Materials, and (ii) of any claim made or threatened by any Person arising out of or resulting from any Hazardous Materials being present or released in, on or around any part of the Real Property, any improvements constructed on the Real Property or the soil, groundwater or soil vapor on or under the Real Property in which the amount involved is $100,000 or more and not covered by insurance or in which injunctive or similar relief is sought (any of the matters described in clauses (i) and (ii) above being referred to as a "HAZARDOUS MATERIALS CLAIM").

         (c) Company Parties shall promptly undertake any and all remedial work in response to Hazardous Materials Claims ("REMEDIAL WORK") to the extent required by any governmental authority involved or as recommended by prudent business practices, if such standard requires a higher degree of remediation, and in all events to minimize any impairment to the Real
Property. All Remedial Work must be conducted in a diligent and timely fashion by licensed contractors acting under the supervision of a consulting environmental engineer following receipt of any required permits, licenses or approvals. The selection of the Remedial Work contractors and consulting environmental engineer, the contracts entered into with such parties, any disclosures to or agreements with any public or private agencies or parties relating to Remedial Work and the written plan for the Remedial Work (and any changes thereto) at the Collateral Agent's option, are subject to prior written notice being given to the Collateral Agent.

         9.19.    Further Assurances. Promptly after request by the Collateral
                  ------------------
Agent, from time to time after the date hereof, Company Parties shall, and shall cause their Subsidiaries to, and shall use reasonable commercial efforts to cause any other Persons who are required to give their Consent to, execute and deliver such instruments, certificates and documents, and will take all such actions, for the purposes of implementing or effectuating the provisions of this Agreement, the Notes and the other Investment Documents. Upon exercise by the Collateral Agent or any Lender (as applicable) of any power, right, privilege or remedy pursuant to this Agreement or any other Investment Document which requires any Consent, Company Parties shall, shall cause their Subsidiaries to, and will use reasonable commercial efforts to cause any other Persons to, execute and deliver all applications, certifications, instruments and other documents and papers that may be required to be obtained for such Consent. Promptly upon ten (10) Business Days' request by the Collateral Agent or any Lender, Company Parties shall correct any material defect or error that may exist or be discovered in this Agreement or any other Investment Document or in the execution, acknowledgment, filing or recordation thereof. Promptly upon request by the Collateral Agent, Company Parties shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, notices of assignment, transfers, certificates, assurances and other instruments as the Collateral Agent may require from time to time in order to (A) carry out more effectively the purposes of the Investment Documents, (B) to the fullest extent permitted by applicable law, subject each Company Parties' properties, assets, rights or interest to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the rights granted or now or hereafter intended to be granted to the Collateral Agent under any Investment Document or under any other instrument executed in connection with any Investment Document to which any Company Party is to be a party. Each Company Party hereby appoints the Collateral Agent the attorney in fact of such Company Party solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

         9.20.    Delivery of Phase I Reports; Compliance with Post Closing
                  ---------------------------------------------------------
Letter. Within 30 days of the Closing Date, Borrowers shall deliver to
------
Collateral Agent and each Lender copies of Phase I reports together with ALTA surveys certified to the Collateral Agent with respect to each of the Real Properties subject to a Mortgage, in each case in form and substance satisfactory to Lenders. Company Parties shall comply with their post-closing obligations at the times and in the manner provided in the post-closing letter entered into on or about the Closing Date among the Company Parties and the Collateral Agent. As soon as practicable after the Closing Date, Borrowers shall instruct the title company to deliver original signed title insurance policies for each of the Real Properties subject to a Mortgage in the form of the marked title commitments referred to in
Section 6.8(e).

         9.21.    Ranking. The Company Parties shall ensure that the
                  -------
Obligations rank, and at all times after the Closing Date will rank, (a) senior in right of payment to the obligations of Falcon and its Subsidiaries under the Subordinated Note Documents, the Convertible Subordinated Debenture and all other documents or agreements in respect of Subordinated Debt, and (b) pari passu in right of payment with the obligations evidenced by the Bank Credit Documents, and (c) at least pari passu in right of payment with all other outstanding unsubordinated obligations of Falcon and its Subsidiaries.

         9.22.    Compliance with Trade Payables Plan. Borrowers shall use
                  -----------------------------------
their best efforts to comply with the trade payables payment plan furnished to Lenders pursuant to Section 9.3(vi).

         9.23.    Survival of Certain Affirmative Covenants. From and after
                  -----------------------------------------
the date that the Notes have been indefeasibly paid in full or otherwise satisfied in full, the Company Parties shall no longer be obligated to perform, comply with and observe the covenants set forth in Sections 9.1, 9.2, 9.3(v)-(ix), 9.4, 9.5, 9.7 through 9.20 inclusive.

10.      NEGATIVE AND FINANCIAL COVENANTS. The Company Parties jointly and
         --------------------------------
severally covenant and agree that, so long as (i) any Obligations to the Lenders remain outstanding, or (ii) the Lenders own or hold at least one-half of the Lenders' Equity that they held immediately following the initial issuance thereof, the Company Parties shall perform, comply with and observe each of the covenants set forth in this Section 10, as applicable, subject to Section 10.20.

         10.1.    Mergers; Consolidations; Acquisitions; Structural Changes.
                  ---------------------------------------------------------
The Company Parties shall not, or permit any of their Subsidiaries to, merge or consolidate with any Person; nor, without giving Collateral Agent at least ten (10) days prior written notice thereof, change its or any of its Subsidiary's state of incorporation or organization, type of organization or organizational I.D. number; nor, without giving Collateral Agent at least ten (10) days prior written notice thereof, change its or any of its Subsidiaries' legal name; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the properties of any Person; nor make any change in its or its Subsidiaries' business objectives, purposes, structure on operations, except for:

                           (i) mergers or consolidations of any Borrower (other than Falcon) or any Domestic Subsidiary of any Borrower with and into any Borrower or wholly-owned Domestic Subsidiary of a Borrower;

                           (ii) mergers or consolidations of any Foreign Subsidiary of a Company Party into any other Foreign Subsidiary of a Company Party; and

                           (iii) acquisitions of assets consisting of fixed assets or Real Property that constitute Capital Expenditures permitted under Section 10.8.

         10.2.    Loans. The Company Parties shall not, nor permit any of
                  -----
their Subsidiaries to, make any loans or other advances of money to any Person, including any Foreign Subsidiary, except:

                           (i)      travel advances, advances against
                  commissions and other similar advances to employees in the ordinary course of business;

                           (ii) extensions of trade credit in the ordinary course of business;

                           (iii) deposits with financial institutions permitted under this Agreement;

                           (iv) prepaid expenses and deposits with vendors made in the ordinary course of business;

                           (v)      loans by a Company Party to a Company Party;

                           (vi) so long as no Default or Event of Default is then in existence or is reasonably likely to occur, loans made after the Closing Date by a Company Party to a Foreign Subsidiary of a Company Party the Capital Stock of which is subject to a Pledge Agreement, in an aggregate amount at any time outstanding for all such Foreign Subsidiaries, together with all equity investments permitted under clause (ii) of the definition of Restricted Investments, made by a Company Party after the Closing Date in such Foreign Subsidiaries, not in excess of $1,000,000 in any Fiscal Year, except that the unused portion of such loan allowance for any Fiscal Year may be carried over to succeeding Fiscal Years to be used in such succeeding Fiscal Years after all of the loan allowance for any such succeeding Fiscal Year has been used; and

                           (vii) loans by a Foreign Subsidiary of a Company Party to another Foreign Subsidiary of a Company Party the Capital Stock of which is subject to a Pledge Agreement, so long as such loans are evidenced by a written agreement and subordinated to the prior repayment in full of the Obligators on terms satisfactory to the Lenders.

         10.3.    Total Indebtedness. The Company Parties shall not,
                  ------------------
nor permit any of their Subsidiaries to, create, incur, assume, issue, or suffer to exist any Indebtedness or issue any Disqualified Stock unless the Fixed Charge Coverage Ratio for Borrowers' most recently ended period of four full fiscal quarters for which financial statements have been delivered in accordance with Section 9.3 preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.5 to 1.0 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if the additional Indebtedness had been incurred or Disqualified Stock had been issued at the beginning of such four-quarter period. Notwithstanding the foregoing, Company Parties may, and may permit their Subsidiaries to, create, incur, assume or suffer to exist (without duplication):

                           (i) Obligations owing to Lenders under this Agreement or any of the other Investment Documents and obligations owing to Banks and Bank Agent under the Bank Credit Agreement or any of the other Bank Credit Documents;

                           (ii) Indebtedness existing on the date of this Agreement and listed on Schedule 3.29(a) (including the
                                          ----------------
                  Subordinated Note Debt and the Convertible Subordinated Debt) and any renewals, extensions, refinancings or replacements thereof, but only if (a) the principal amount of such new Indebtedness does not exceed the principal amount of the existing Indebtedness at the time of such transaction, and
                  (b) such new Indebtedness does not contain terms materially more restrictive to Company Parties than those contained in the existing Indebtedness;

                           (iii)    Subordinated Debt (other than the
                  Subordinated Note Debt and the Convertible Subordinated Debt) so long as the aggregate principal amount of such Subordinated Debt does not exceed $5,000,000 at any time;

                           (iv)     Permitted Purchase Money Indebtedness;

                           (v)      Permitted Capital Lease Obligations;

                           (vi) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                           (vii)    guaranties of any Indebtedness permitted
                  under this Section 10.3; provided that in the case of any
                                           --------
                  Subordinated Debt such guaranties are subordinated to the
                  Obligations (including any guaranty thereof) on terms satisfactory to the Lenders;

                           (viii) Indebtedness in respect of intercompany loans permitted under Sections 10.2(v), (vi) and (vii);

                           (ix)     obligations to pay Rentals permitted by
                  Section 10.19;

                           (x) Past Due Payables existing on the Closing Date as set forth on the Payables Aging Schedule, the aggregate amount of which shall not exceed $7,000,000 as at July 31, 2005, and $5,000,000 as at the last day of the Fiscal Year ending on or about October 31, 2005;

                           (xi) trade payables, accruals and accounts payable, in each case, incurred after the Closing Date in the ordinary course of business (and not for Money Borrowed) to the extent such payables are not past the due date set forth on the original invoices therefor, unless being contested in good faith by appropriate proceedings being diligently conducted and for which adequate reserves have been provided in accordance with GAAP; provided that Company
                                                    --------
                  Parties may permit to exist payables that would not otherwise qualify as Indebtedness permitted under this clause (xi) in an aggregate amount not to exceed $100,000 at any time; and

                           (xii) Indebtedness (other than trade payables, accruals and accounts payable permitted under clauses (x) and
                  (xi)) of any Foreign Subsidiary in an aggregate amount for all of the Foreign Subsidiaries not to exceed $7,500,000 at any time outstanding; and

                           (xiii)   Subordinated Debt evidenced by any
                  subordinated promissory note that may be issued pursuant to and in accordance with Section 10.7(iii) to certain shareholders of Epic; provided that the aggregate nominal
                                        --------
                  amount of any such notes shall reduce on a dollar for dollar basis the amount of Subordinated Debt the incurrence of which is otherwise permitted pursuant to clause (iii) above.

         10.4.    Affiliate Transactions. The Company Parties shall not, nor
                  ----------------------
permit any of their Subsidiaries to, enter into, or be a party to any transaction with any Affiliate of any Company Party (other than any Company Party, subject to the limitations contained in Sections 10.2 and 10.12), including without limitation any management, consulting or similar fees, except (i) in the ordinary course of and pursuant to the reasonable requirements of such Company Party's or such Subsidiary's business and upon fair and reasonable terms which are (1) approved in writing in advance by a majority of the disinterested directors of the Board of Directors of such Company Party or such Subsidiary (2) fully disclosed to Collateral Agent and Lenders and (3) are no less favorable to such Company Party or such Subsidiary than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of such Company Party or such Subsidiary,
(ii) other Affiliate transactions that are specifically permitted under other provisions of this Agreement, (iii) the sale of inventory by a Company Party or its Subsidiary to another Company Party or another Subsidiary, in a manner, at pricing and with payment terms no more disadvantageous to the applicable Company Party or Subsidiary than those currently in effect, (iv) the entry by Company Parties into the Investment Documents with Lenders and the performance of their obligations thereunder, and (v) transactions described on Schedule 3.32 hereto.
             -------------

         10.5.    Limitation on Liens. The Company Parties shall not, nor
                  -------------------
permit any of their Subsidiaries to, create or suffer to exist any Lien upon its Property, income or profits, whether now owned or hereafter acquired, except:

                           (i) Liens at any time granted in favor of Collateral Agent for the benefit of Lenders and Liens at any time granted in favor of Bank Agent in connection with the Bank Credit Documents, pursuant to the priorities provided for herein and in the Intercreditor Agreement;

                           (ii)     Liens for taxes, assessments or
                  governmental charges (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in Section 3.14 hereto, but only if in Collateral Agent's reasonable judgment such Lien would not reasonably be expected to adversely effect Collateral Agent's rights or the priority of its Lien on any Collateral;

                           (iii) Liens arising in the ordinary course of the business of such Company Party or such Subsidiary by operation of law or regulation (such as statutory and common law Liens of landlords, carriers, warehousemen, mechanics, materialmen and suppliers), but only if payment in respect of any such Lien is not at the time required (or is being contested in good faith by appropriate proceedings being diligently conducted, so long as the aggregate amount of such payments being so contested does not exceed $100,000) and such Liens do not, in the aggregate, materially detract from the value of the property of such Company Party or such Subsidiary or materially impair the use thereof in the operation of the business of such Company Party or such Subsidiary;

                           (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                           (v)      Liens securing Permitted Capital Lease
                  Obligations;

                           (vi) such other Liens outstanding on the Closing Date and described on Schedule 3.29(a) hereto;
                                        ----------------

                           (vii) Liens incurred or deposits made in the ordinary course of business in connection with (1) worker's compensation, social security, unemployment insurance and other like laws or (2) sales contracts, leases, statutory obligations, work in progress advances, bids, licenses, surety bonds, performance bonds and other similar obligations not incurred in connection with the borrowing of money or the payment of the deferred purchase price of property;

                           (viii) reservations, covenants, zoning and other land use regulations, title exceptions or encumbrances granted in the ordinary course of business, affecting
                  Real Property owned or leased by such Company Party or
                  such Subsidiary; provided, that such exceptions do not
                                   --------
                  in the aggregate materially interfere with the use of such Real Property in the ordinary course of such Company Party's or such Subsidiary's business;

                           (ix) judgment Liens on properties (other than Real Property subject to a Mortgage) in respect of judgments or awards in place for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the applicable Company Party or Subsidiary shall at the time in good faith be prosecuting an appeal and in respect of which a stay of execution shall have been obtained pending such appeal;

                           (x) Liens on the assets of Foreign Subsidiaries securing Indebtedness of Foreign Subsidiaries permitted under Section 10.3(xi);

                           (xi) any interest of title of a lessor under, and Liens arising from financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement;

                           (xii) Liens of a collection bank arising under the UCC (or similar provisions of applicable law) on items in the course of collection;

                           (xiii) normal and customary rights of setoff upon cash deposits in favor of banks and other depository institutions (subject to limitations on such rights contained in any applicable control agreement or dominion account agreement);

                           (xiv) matters appearing on the lender's mortgagee title insurance policies delivered to and accepted by Collateral Agent; and

                           (xv) such other Liens as Lenders may hereafter approve in writing.

         10.6.    Payments and Amendments of Certain Debt. The Company Parties
                  ---------------------------------------
shall  not, nor permit any of their Subsidiaries to,

                           (i) make any payment of any part or all of the Subordinated Note Debt or take any other action or omit to take any other action in respect of the Subordinated
                  Note Debt, except in accordance with the subordination provisions thereof; provided, that at no time shall such
                                      --------
                  Company Party or such Subsidiary:

                                    (A)      make any interest payment in
                           respect of the Subordinated Notes, except on any "Interest Payment Date" (as defined in the Subordinated Note Indenture, as in existence on the Closing Date), and then only to the extent permitted under Articles 8 and 11 of the Subordinated Note Indenture (as in existence on the Closing Date), and in any event not make any such payment if an Event of Default under
                           Section 11.1.1 has occurred and is continuing,

                                    (B)      make any redemption or offer of
                           redemption, or defeasance payment in respect of the Subordinated Notes under Article 3 of the Subordinated Note Indenture (as in existence on the Closing Date) or otherwise,

                                    (C)      permit to exist conditions that
                           would require such Company Party or such Subsidiary to make any "Change of Control Offer" (as defined in the Subordinated Note Indenture, as in existence on the Closing Date) pursuant to Section 4.14 of the Subordinated Note Indenture (as in existence on the Closing Date), or

                                    (D)      permit to exist conditions that
                           would require such Company Party or such Subsidiary to make any "Net Proceeds Offer" (as defined in the Senior Note Indenture as in existence on the Closing Date), pursuant to Section 4.05 of the Senior Note Indenture (as in existence on the Closing Date); or

                           (ii) make any payment of any part or all of the Convertible Subordinated Debt or take any other action or omit to take any action in respect of the Convertible Subordinated Debt, except in accordance with the subordination terms thereof; provided, that at no time
                                               --------
                  shall such Company Party or such Subsidiary:

                                    (A)      make any interest payment in
                           respect of the Convertible Subordinated Debentures, except on or after any "Interest Payment Date" (as defined in the Convertible Subordinated Debentures, as in existence on the Closing Date), and then only to the extent permitted under the subordination terms of the Convertible Subordinated Debentures (as in existence on the Closing Date), and in any event not make any such payment if an Event of Default under Section 11.1.1 has occurred and is continuing, or

                                    (B)      make any redemption or offer of
                           redemption or defeasance payment in respect of the Convertible Subordinated Debentures, except by means of conversion to common stock of Falcon, or consent to any assignment, pledge, disposal or other transfer of all or any portion of the Convertible Subordinated Debt without the prior written consent of Collateral except for assignments and transfers to family members, trusts or other entities for estate planning purposes;

                           (iii) make any payment of any part or all of the Subordinated Debt (other than Subordinated Note Debt and the Convertible Subordinated Debt) or take any other action or omit to take any other action in respect of such Subordinated Debt except in accordance with the subordination provisions thereof; or

                           (iv) amend or modify any agreement, instrument or document evidencing or relating to any Subordinated Debt, except for the issuance of supplemental indentures from time to time in order to add a Subsidiary as a Subordinated Note Guarantor provided that concurrently therewith, such Subsidiary shall be added as a Company Party and a Guarantor hereunder; of

                           (v) amend or modify or consent to any such amendment or modification of any Bank Credit Document except as permitted in the Intercreditor Agreement. Notwithstanding the foregoing and any other provision of this Agreement, if any such amendment or modification to any Bank Credit Document is effected, a conforming amendment or modification to the counterpart provision in this Agreement or the applicable Investor Document shall be deemed to have been made automatically without any further action necessary on the part of any Lender or Company Party, unless the Majority in Interest expressly agree in writing and notify Falcon otherwise.

         10.7.    Distributions. The Company Parties shall not, nor permit any
                  -------------
of their Subsidiaries to, declare or make any Distributions, except for:

                           (i) Distributions by any Company Party (other than Falcon) or any Subsidiary of a Company Party to any Company Party;

                           (ii) Distributions paid solely in Capital Stock of a Company Party provided that no Default or Event of Default has occurred and is continuing or is reasonable likely to occur; and

                           (iii) Distributions by Epic to repurchase, and/or Distributions by Falcon to purchase, Epic's Capital Stock from certain Epic shareholders to the extent required by the Stockholders Agreement of Epic dated June 7, 2000, as in existence on the Closing Date; provided that no default or event of default has
                  --------
                  occurred or would be caused by the making of such Distributions under the terms of the Subordinated Note Indenture.

         10.8.    Capital Expenditures. The Company Parties shall not, nor
                  --------------------
permit any of their Subsidiaries to, make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to all Borrowers and all of their Subsidiaries, exceed (a) $2,000,000 for the Fiscal Year ending on or about October 31, 2005, (b) $2,500,000 for the Fiscal Year ending on or about October 31, 2006, (c) $3,000,000 for the Fiscal Year ending on or about October 31, 2007, in each case without prior written consent of the Lenders, except that 50% of the unused portion of the Capital Expenditure allowance for any Fiscal Year may be carried over to the immediately succeeding Fiscal Year only, to be used in such succeeding Fiscal Year after all of the Capital Expenditure allowance for that year has been used.

         10.9.    Disposition of Assets. The Company Parties shall not, nor
                  ---------------------
permit any of their Subsidiaries to, sell, lease or otherwise dispose of any of its properties, including any disposition of property as part of a sale and leaseback transaction, to or in favor of any Person, except for:

                           (i) sales of inventory in the ordinary course of business;

                           (ii) transfers of property by a Company Party to a Company Party;

                           (iii)    transfers of Property by a Foreign
                  Subsidiary to another Foreign Subsidiary whose Capital Stock is subject to a Pledge Agreement;

                           (iv) dispositions of investments described in paragraphs (v), (vi), (vii) and (viii) of the definition of the term "Restricted Investments";

                           (v) sales, leases or other dispositions of equipment or other fixed assets with a fair market value of up to $750,000 in the aggregate in any one calendar year, that are substantially worn, damaged or obsolete and that are replaced with equipment or other fixed assets of like kind, function and value;

                  provided, that (i) no Default or Event of Default is
                  --------
                  then in existence or is reasonably likely to occur or would result from such transaction, (ii) subject to the Intercreditor Agreement, until so replaced, the proceeds of each such disposition shall be held by Collateral Agent in accordance with the prepayment provisions set forth in Section 2.7.3(a)(A), (iii) the replacement property shall be acquired within one hundred eighty
                  (180) days after the disposition of the property to be replaced, and (iv) the replacement property shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens; and provided further,
                                                    -------- -------
                  that, subject to the Intercreditor Agreement, any such amount that it is not timely used to purchase replacement property as provided herein shall be applied to the Obligations as provided in Section 2.7.3; and

                           (vi) sales, leases and other dispositions of property not included in clause (v) above with a fair market value of up to $3,000,000 in the aggregate in any one calendar year, so long as (a) no Default or Event of Default is then in existence or is reasonably likely to occur or would result from such transaction and (b) subject to the Intercreditor Agreement, the proceeds thereof are applied to the Obligations in accordance with Section 2.7.3 and

                           (vii) sales, leases and other dispositions of property with a fair market value in excess of $3,000,000 in the aggregate in any one calendar year, so long as (a) no Default or Event of Default is then in existence or is reasonably likely to occur or would result from such transaction, (b) subject to the Intercreditor Agreement, the proceeds thereof are applied to the Obligations in accordance with Section 2.7.3, and (c) each Lender has consented in writing to such transaction.

         10.10.   Issuances of Capital Stock. The Company Parties (other than
                  --------------------------
Falcon) shall not issue any additional Capital Stock except to another Company Party and except for director's qualifying shares; nor shall the Company Parties permit any of their Foreign Subsidiaries to issue any additional Capital Stock except to a Company Party and except for director's qualifying shares.

         10.11.   Bill-and-Hold Sales, Etc. The Company Parties shall not,
                  ------------------------
nor permit any of their Subsidiaries to, make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, repurchase or return or consignment basis, except for consignment sales of inventory that do not constitute Eligible Inventory (as such term is defined in the Bank Credit Agreement) with an aggregate value not in excess of $250,000 at any time outstanding.

         10.12.   Restricted Investment. The Company Parties shall not,
                  ---------------------
nor permit any of their Subsidiaries to, make or have any Restricted Investment.

         10.13.   Subsidiaries and Joint Ventures. The Company Parties shall
                  -------------------------------
not, nor permit any of their Subsidiaries to, create, acquire or otherwise suffer to exist any Subsidiary or joint venture arrangement or limited partnership or limited liability company not in existence on the Closing Date and described on Schedule 3.29(a), or become a general partner of any
                      ----------------
such Person.

         10.14.   Tax Consolidation. The Company Parties shall not, nor permit
                  -----------------
any of their Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person other than the other Company Parties and their Subsidiaries.

         10.15.   Organizational Documents. The Company Parties shall not,
                  ------------------------
nor permit any of their Subsidiaries to, agree to, or suffer to occur, any amendment, supplement or addition to its or such Subsidiary's Organizational Documents that would reasonably be expected to have a Material Adverse Effect.

         10.16.   Fiscal Year End. The Company Parties shall not, nor permit
                  ---------------
any of their Subsidiaries to, change its Fiscal Year end.

         10.17.   Negative Pledges. The Company Parties shall not, nor permit
                  ----------------
any of their Subsidiaries to, after the date hereof, enter into any agreement limiting the ability of such Company Party or such Subsidiary to:
(i) voluntarily create Liens upon any of its property (other than limitations on junior Liens on property subject to Liens permitted by Sections 10.5(iv) and 10.5(v)); (ii) pay dividends or make any other Distributions on its Capital Stock; (iii) make loans or advances to any Company Party or any Subsidiary; or (iv) transfer any of its property to any Company Party or any Subsidiary (other than limitations on Foreign Subsidiaries contained in any agreement or agreements evidencing
Indebtedness of Foreign Subsidiaries permitted under Section 10.3(xi)).

         10.18.   Covenants re: Subordinated Note Indenture. The Company Parties
                  -----------------------------------------
shall not, nor permit any of their Subsidiaries to, take any of the following actions: (i) designate any Indebtedness (other than the Obligations and the Indebtedness evidenced by the Bank Credit Agreement) as Designated Senior Debt for purposes of the Subordinated Note Indenture, (ii) enter into any Credit Facility (other than this Agreement and the Bank
Credit Agreement), (iii) permit any Subsidiary to be newly designated or redesignated as a Restricted Subsidiary or an Unrestricted Subsidiary under the terms of the Subordinated Note Indenture without having provided at least ten (10) days' prior written notice thereof to Collateral Agent and each Lender or (iv) permit any Domestic Subsidiary to not be a "Subordinated Debt Guarantor" for purposes of the Subordinated Note Debt.

         10.19.   Leases. The Company Parties shall not, nor permit any of
                  ------
their Subsidiaries to, become a lessee under any operating lease (other than a lease under which such Company Party or such Subsidiary is lessor) of property if the aggregate Rentals payable during any current or future period of twelve (12) consecutive months under the lease in question and all other leases under which all Company Parties and their Subsidiaries are then lessees would exceed $4,500,000. The term "RENTALS" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

         10.20.   Specific Financial Covenants. Company Parties covenant
                  ----------------------------
jointly and severally that, unless otherwise consented to by Lenders in writing, they shall comply with all of the financial covenants set forth in
Schedule 10.20 hereto. If at any time any change in GAAP would affect the
--------------
computation of any financial ratio or requirement set forth in this Agreement, and either Borrowers or Lenders shall so request, Collateral Agent, Lenders and Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Borrowers and the Lenders); provided, that until so amended, (i) such ratio or requirement
              --------
shall continue to be computed in accordance with GAAP prior to such change therein, and (ii) Borrowers shall provide to Collateral Agent and Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         10.21.   Survival of Certain Negative Covenants. From and after the
                  --------------------------------------
date that the Notes have been indefeasibly paid in full or otherwise satisfied in full, the Company Parties shall no longer be obligated to perform, comply with and observe the covenants set forth in Sections 10.1, 10.2, 10.3, 10.5 through 10.20 inclusive.

11.      EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.
         -------------------------------------------------

         11.1.    Events of Default. The occurrence of one or more of the
                  -----------------
following events shall constitute an "Event of Default" for purposes of this
Agreement:

                  11.1.1.  Payment of Obligations. Company Parties shall fail
                           ----------------------
         to pay any of the Obligations hereunder or under any Note on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                  11.1.2.  Misrepresentation. Any representation, warranty or
                           -----------------
         other statement made or furnished to Collateral Agent or any Lender by or on behalf of any Company Party or any of their Subsidiaries in this Agreement, any of the other Investment Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made, furnished or reaffirmed pursuant to Section 13.2 hereof.

                  11.1.3.  Breach of Specific Covenants. Any Company Party
                           ----------------------------
         shall fail or neglect to perform, keep or observe any covenant contained in Section 9 (except Sections 9.3, 9.6 and 9.13 but solely, in the case of 9.13, as it relates to a failure to issue the Lenders' Equity pursuant to Sections 2.1 and 2.5 hereof) or
         Section 10 hereof on the date that such Company Party is required to perform, keep or observe such covenant or shall fail or neglect to perform, keep or observe any covenant contained in Section 9.3 or 9.6 hereof within five (5) days following the date on which Company Parties are required to perform, keep or observe such covenant.

                  11.1.4.  Breach of Other Covenants. Any Company Party shall
                           -------------------------
         fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 11.1 hereof) and the breach of such other covenant is not cured to the Majority in Interest's satisfaction within ten (10) Business Days after the sooner to occur of Company Party' receipt of notice of such breach from Collateral Agent or the date on which such failure or neglect first becomes known to any officer of any Company Party.

                  11.1.5.  Default Under Collateral Documents or Other
                           -------------------------------------------
         Agreements. Any event of default shall occur under, or any Company
         ----------
         Party or any or their Subsidiaries shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Collateral Documents, the Guaranty or the Other Agreements and such default shall continue beyond any applicable grace or cure period.

                  11.1.6.  Other Defaults. (a) There shall occur any default or
                           --------------
         event of default on the part of any Company Party or their Subsidiaries under any agreement, document or instrument to which such Person is a party or by which such Person or any of its property is bound, evidencing or relating to any Indebtedness for Money Borrowed
         (other than the Obligations) or any Indebtedness under any operating lease, in any case with an outstanding principal balance or total remaining amount of payments, as applicable, in excess of $250,000, if the payment or maturity of such Indebtedness for Money Borrowed or operating lease, as applicable, is or could be accelerated in consequence of such event of default or demand for payment of such Indebtedness for Money Borrowed or operating lease, as applicable, is made or could be made in accordance with the terms thereof, unless and until such event is cured or waived, or
         (b) any default or event of default occurs under the Bank Credit Documents, the Subordinated Note Documents, the Convertible Subordinated Debentures or any documents or agreements in respect of other Subordinated Debt, unless and until such event is cured or waived.

                  11.1.7.  Uninsured Losses. Any material loss, theft, damage
                           ----------------
         or destruction of any portion of the Collateral having a fair market value of $500,000, in the aggregate, if not fully covered (subject to such deductibles and self-insurance retentions as Collateral Agent shall have permitted) by insurance.

                  11.1.8.  Insolvency and Related Proceedings. (a) Any Company
                           ----------------------------------
         Party or any of their Subsidiaries shall cease to be Solvent or shall admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a receiver, trustee, custodian, liquidator or similar fiduciary in respect of itself or any substantial part of its assets, or shall make an assignment for the benefit of creditors, or shall commence any case or other proceeding or any petition for an order for relief shall be filed by or against any such Person under applicable bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect or shall take any action to authorize or in furtherance of any of the foregoing (or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any such Person, such Person shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within sixty (60) days following the filing thereof); or
         (b) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any Company
         Party or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Company
         Party or any of its Subsidiaries in an involuntary case under federal bankruptcy laws as now or hereafter constituted.

                  11.1.9.  Business Disruption; Condemnation. There shall occur
                           ---------------------------------
         a cessation of a substantial part of the business of any Company
         Party or any of their Subsidiaries for a period which materially adversely affects such Person's capacity to continue its business on a profitable basis; or any Company Party or any of their Subsidiaries shall suffer the loss or revocation of any material license or permit now held or hereafter acquired by such Person which is necessary to the continued or lawful operation of its business; or any Company Party or any of their Subsidiaries shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which any Company Party or any of their Subsidiaries leases, uses or occupies any property shall be canceled or terminated prior to the expiration of its stated term, except any such lease or agreement the cancellation or termination of which could not reasonably be expected to have a Material
         Adverse Effect; or any material portion of the Collateral shall be taken through condemnation or the value of such property shall be impaired through condemnation.

                  11.1.10. Intentionally Left Blank.
                           ------------------------

                  11.1.11. ERISA. A Reportable Event shall occur which, in
                           -----
         Collateral Agent's reasonable determination, constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or any Company Party or any of their Subsidiaries is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Person's complete or partial withdrawal from such Plan and, in each case, any such event could reasonably be expected to have a Material Adverse Effect.

                  11.1.12. Challenge to Agreement. Any Company Party or any of
                           ----------------------
         their Subsidiaries, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, the Notes or any of the other Investment Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Collateral Agent.

                  11.1.13. Repudiation of or Default Under Guaranty. Any
                           ----------------------------------------
         Guarantor shall revoke or attempt to revoke the Guaranty signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

                  11.1.14. Criminal Forfeiture. Any Company Party or any of
                           -------------------
         their Subsidiaries shall be criminally indicted or convicted under any law that could lead to a forfeiture of any material property of such Person.

                  11.1.15. Judgments. Any money judgments, writ of attachment
                           ---------
         or similar processes (collectively, "JUDGMENTS") are issued or rendered against any Company Party or any of their Subsidiaries, or any of their respective property (i) in the case of money judgments, in an amount of $100,000 or more for any single judgment, attachment or process or $250,000 or more for all such judgments, attachments or processes in the aggregate, in each case in excess of any applicable insurance with respect to which the insurer has admitted liability, and (ii) in the case of non-monetary Judgments, such Judgment or Judgments (in the aggregate) could reasonably be expected to have a material Adverse Effect, in each case which Judgment is not stayed, released or discharged within thirty (30) days.

                  11.1.16. Material Adverse Effect. There shall occur any
                           -----------------------
         event, matter, condition or circumstance which has a Material Adverse Effect on the business or operations of Borrowers, or Borrowers and the other Company Parties and their Subsidiaries, taken as a whole.

                  11.1.17. Removal of LLCP Representative. Any representative
                           ------------------------------
         of LLCP appointed to the Board of Directors of Falcon pursuant to the Investor Rights Agreement shall be removed from the Board of Directors of Falcon or shall not be elected or appointed to such board at any future election of directors; provided that the
                                                    --------
         removal by LLCP of its representative shall not be deemed to constitute an Event of Default under this Section 11.1.17.

                  11.1.18. Failure to Deliver Common Stock. Falcon shall fail
                           -------------------------------
         to issue and deliver to the Lenders, on or before March 31, 2005, the Lenders' Equity as required hereunder.

         11.2.    Acceleration of the Obligations. Subject in each case to the
                  -------------------------------
Intercreditor Agreement:

                  (a) Upon or at any time after the occurrence and during the continuance of an Event of Default, Collateral Agent may, and
         at the request of Majority in Interest, shall, terminate this Agreement and/or declare all or any portion of the Obligations at once due and payable without presentment, demand protest or further notice by Collateral Agent or any Lender, and Borrowers shall forthwith pay to Lenders, the full amount of such Obligations, provided, that upon the occurrence of an Event of Default specified
         --------
         in Section 11.1.8 hereof, all of the Obligations shall become automatically due and payable, in each case without declaration, notice or demand by Collateral Agent or any Lender.

                  (b) Collateral Agent shall take such action with respect to any Default or Event of Default as shall be directed by the Majority in Interest; provided, that unless and until Collateral
                               --------
         Agent shall have received such directions, Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of Collateral Agent and Lenders, including any action (or the failure to act) pursuant to the Investment Documents.

                  (c) Upon or at any time after the occurrence and during the continuance of an Event of Default and subject to the terms of the Intercreditor Agreement, the Majority in Interest shall have the right to direct Collateral Agent to issue a blocking notice with respect to any Subordinated Debt, and Collateral Agent shall promptly pursue such action as directed by the Majority in Interest in good faith and in a commercially reasonable manner.

         11.3.    Other Remedies. Upon the occurrence and during the
                  --------------
continuance of an Event of Default, Collateral Agent shall have and may exercise from time to time (in each case subject to the terms of the Intercreditor Agreement) the following other rights and remedies:

                  11.3.1. All of the rights and remedies of a secured party under the UCC or under other applicable law, and all other legal and equitable rights to which Collateral Agent or Lenders may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Investment Documents, and none of which shall be exclusive.

                  11.3.2. The right to take immediate possession of the Collateral, and to (i) require each Company Party to assemble the Collateral, at Company Parties joint and several expense, and make it available to Collateral Agent and Lenders at a place designated by Collateral Agent which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the property of any Company Party, such Company Party agrees not to charge Collateral Agent for storage thereof).

                  11.3.3. The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Collateral Agent, in its sole discretion, may deem advisable. Collateral Agent may, at Collateral Agent's option, disclaim any and all warranties regarding the Collateral in connection with any such sale. Each Company Party agrees that ten (10) days' written notice to such Person of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Collateral Agent may designate in said notice. Collateral Agent shall have the right to conduct such sales on any Company Party's premises, without charge therefore, and such sales may be adjourned from time to time in accordance with applicable law. Collateral Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Collateral Agent, on behalf of Lenders, may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. If any deficiency shall arise, each Company Party shall remain jointly and severally liable to Collateral Agent and Lenders therefor.

                  11.3.4. To the maximum extent such Company Party has the lawful right to do so, Collateral Agent is hereby granted a license or other right to use, without charge, (a) each such Persons labels, patents, copyrights, licenses, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing, advertising for sale and selling any Collateral and (b) each such Person's rights under all licenses and all franchise agreements shall inure to Collateral Agent's benefit.

         11.4.    Set Off and Sharing of Payments. In addition to any rights
                  -------------------------------
now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, Collateral Agent and each Lender is hereby authorized by each Company Party at any time or from time to time, with prior written consent of Collateral Agent and with reasonably prompt subsequent notice to such Company Party (any prior or contemporaneous notice to such Company Party being hereby expressly waived) to set off and to appropriate and to apply any and all (i) balances held by such Person at any of its offices for the account of such Company Party (regardless of whether such balances are then due to such Company Party), and (ii) other property at any time held or owing by such Person to or for the credit or for the account of such Company Party, against and on account of any of the Obligations. Each Company Party agrees, to the fullest extent permitted by law, that Collateral Agent and any Lender may exercise its right to set off with respect to amounts in excess of its pro rata share of the Obligations and upon doing so shall deliver such excess to Lenders. Subject to the other provisions of this Agreement relating to the application of funds received by Collateral Agent and Lenders, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Term Loan B made by it in excess of its ratable share of payments on account of the Term Loan B made by all Lenders, such Lender shall forthwith purchase from each other Lender such participation in such Term Loan B as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each other Lender; provided, that if all or
                                                   --------
any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lenders the purchase price to the extent of such recovery, together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Company Parties agree that any Lender so purchasing a participation from another Lender pursuant to this Section 11.4 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of each Company Party in the amount of such participation. Notwithstanding anything to the contrary contained herein, all purchases and repayments to be made under this Section 11.4 shall be made through Collateral Agent. Each Lender agrees with each other Lender that if an amount to be set off by such Lender or an Affiliate of such Lender as described herein (other than any amount held by such Lender or such Affiliate specifically as collateral security for Indebtedness (other than the Obligations) of a Company Party to such Lender) is to be applied by such Lender to Indebtedness (other than the Obligations) of any Company Party to such Lender, such amount shall be applied ratably to such other Indebtedness and to the portion of the Obligations held by such Lender, and, as to the portion of such amount applied to the Obligations, shall be subject to the provisions of this Section 11.4 regarding purchases of participations.

         11.5.    Remedies Cumulative; No Waiver. All covenants, conditions,
                  ------------------------------
provisions, warranties, guaranties, indemnities, and other undertakings of each Company Party contained in this Agreement and the other Investment Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any Disclosure Schedule or in any Guaranty given to Collateral Agent or any Lender or contained in any other agreement between any Lender and such Company Party or between Collateral Agent and such Company Party heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of such Company Party herein contained. The failure or delay of Collateral Agent or any Lender to require strict performance by any Company Party of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Obligations owing or to become owing from such Company Party to Collateral Agent and each Lender have been fully and indefeasibly satisfied. None of the undertakings, agreements, warranties, covenants and representations of any Company Party contained in this Agreement or any of the other Investment Documents and no Default or Event of Default by any Company Party under this Agreement or any other Investment Documents shall be deemed to have been suspended or waived by Lenders, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Collateral Agent and Majority in Interest or all Lenders (as applicable) and directed to Falcon.

12.      WAIVER. The Lenders may (a) extend the time for the performance of
         ------
any of the Obligations or other acts of the Company Parties, (b) waive any inaccuracies in the representations or warranties of the Company Parties or
(c) waive compliance with any of the conditions, covenants or agreements of the Company Parties contained herein. Any such extension or waiver shall be valid only if set forth in an instrument signed by requisite Lenders as determined in accordance with Section 13.1(a). Any waiver of the breach of any term or condition shall not be construed as a waiver of any other breach or as a subsequent waiver of the same term or condition, or as a waiver of any other term or condition of this Agreement. The failure by the Lenders to assert, or any delay by Lenders in asserting any of their rights under this Agreement shall not constitute a waiver of any such rights and no single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right.

13.      MISCELLANEOUS.
         -------------

         13.1.    Consent to Amendments; Appointment of Collateral Agent.
                  ------------------------------------------------------

                  (a) This Agreement and the other Investment Documents may be amended, and the observance of any term hereof or thereof may be waived (either retroactively or prospectively), with (and only with) the written consent of Borrowers, on the one hand, and the Majority in Interest, on the other hand; provided, that the
                                                      --------  ----
         written consent of all Lenders shall be required to effect any amendment, waiver or consent that does any of the following: (1) decrease any interest rate payable hereunder in respect of Term Loan B (including the Tranche B Default Rate) or change the composition between Term Loan B Current Pay Interest and Term Loan B PIK Interest in a manner that reduces the amount of Term Loan B Current Pay Interest, or change the composition between Term Loan
         B Pre-paid Interest and Term Loan B Year One PIK Interest, (2) reduce the principal of, interest on, or any amount payable hereunder, or any fees payable hereunder, in respect of Term Loan B, or under any Note or (3) postpone any date fixed for any payment of principal of, or interest on, any amounts payable hereunder in respect of Term Loan B or under any Note (it being understood that any modifications of the provisions relating to amounts, timing or application of mandatory prepayments of Term Loan B shall require only the approval of the Majority in Interest), (4) reduce the number of Lenders which shall be required to take any action hereunder, (5) amend any provision of this Agreement that requires the consent of all Lenders or consent to or waive any breach thereof, (6) amend the definitions of the term "Majority in Interest", (6) amend this
         Section 13.1(a), (7) share the Lien on the Collateral granted under or pursuant to the Collateral Documents with any other obligations of any Borrower, (8) release or subordinate Collateral Agent's Lien on any Collateral; provided that the Collateral Agent can release its Lien on any Collateral that is sold or disposed of in accordance with Section 10.9 or which Collateral Agent is required to release pursuant to the Intercreditor Agreement, or
         (10) amend, modify, waive or consent to any departure from the amortization schedule or any mandatory or required prepayment (whether or not scheduled) of the principal of Term Loan B. Notwithstanding anything to the contrary contained herein, in the event that all of the Capital Stock of any Company Party is sold, transferred or otherwise disposed of in any transaction expressly permitted hereunder, or if the Collateral Agent is required to release its lien on such Capital Stock pursuant to the terms of the Intercreditor Agreement, the Collateral Agent shall be permitted to release its Lien on any assets or such Capital Stock and to release such Company Party from any obligations hereunder or under any Investor Documents without any requirement of prior consent from the Lenders.

                  (b) Borrowers will provide Lenders with a reasonably sufficient amount of information and with reasonable (and at least five (5) days') prior notice in advance of the date a decision is required, to enable Lenders to make an informed and considered decision with respect to any proposed amendment, waiver or consent covered by Section 13.1(a). Borrowers will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 13.1 to Collateral Agent and each Lender promptly (within two (2) Business
         Days) following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Lenders.

                  (c) Any amendment or waiver consented to as provided in this Section 13.1 applies equally to all Lenders and is binding upon them. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Borrowers and any Lender (or any successor or assignee thereof) nor any delay in exercising any rights hereunder or under any other Investment Document shall operate as a waiver of any rights of any Lender. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

                  (d) Borrowers may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if, and only if, Borrowers shall have obtained the prior written consent of the requisite Lenders to such action or omission as is required to be obtained pursuant to this Section 13.1.

                  (e) Each Lender hereby appoints the Collateral Agent to act as the "collateral agent" hereunder and under the other Investment Documents on behalf of the Lenders. Each Lender, and each assignee or successor of each Lender pursuant to any assignment or succession, hereby irrevocably authorizes Collateral Agent to take all actions on behalf of Lenders and to exercise such powers as are granted to Lenders hereunder and under the other Investment Documents, together with such actions and powers as are reasonably incidental thereto. Collateral Agent is hereby expressly authorized and directed by Lenders to, without hereby limiting any implied authority and without altering Borrowers' obligations to make payments and furnish information directly to each of the
         Lenders as provided hereunder, (i) receive on behalf of Lenders all payments, dividends or distributions in respect of the Notes and all other amounts due to Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (ii) receive and distribute to each Lender copies of all notices, financial statements and other materials delivered by Borrowers pursuant to this Agreement or the other Investment Documents; and (iii) give consent, approval or authorization of any matter in this Agreement or any other Investment Document requiring consent, approval or authorization of the Lenders; provided, however, that no amendment, modification or waiver of
         --------  -------
         any term of this Agreement shall affect one or more Lenders
         (solely in its capacity as a Lender without reference to any other relationship such Lender may have with any other Lender or any Company Party) differently than the other Lender or Lenders are affected without the written consent of each Lender so affected in a different manner than any other Lender, and provided further,
                                                       -------- -------
         however, that no such consent shall be required for amendments,
         -------
         modifications or waivers in connection with or related to further infusions of capital into Falcon.

                  (f) Neither Collateral Agent nor any of its Affiliates, partners, limited partners, directors, officers, employees or agents (i) shall have any duties or responsibilities except those expressly set forth in this Agreement nor shall be a trustee or fiduciary for any Lender; (ii) shall be required to initiate or conduct any litigation or collection proceedings under any Investment Document; (iii) shall be liable as such to any other Lender or assignee for any action taken or omitted by any of them except for its, his or her own gross negligence or willful misconduct; (iv) shall be responsible for any statement, warranty or representation by the Company Parties herein or the contents of any document delivered by the Company Parties in connection herewith; or (v) shall be required to ascertain or to make any inquiry concerning the performance or observation by the Company Parties of any of the terms, conditions, covenants or agreements contained in any Investment Document. Collateral Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither Collateral Agent nor any of its Affiliates, partners, limited partners, directors, officers, employees or agents shall have any responsibility to the Company Parties on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any Lender or the Company Parties of any of their respective obligations hereunder or under any Investment Document.

                  (g) Lenders agree to indemnify Collateral Agent, its successors and assigns, its Affiliates and their respective employees, partners, members, shareholders, managers, officers, directors, representatives, agents, attorneys (each, an "AGENT INDEMNIFIED PARTY" and collectively, the "AGENT INDEMNIFIED
         PARTIES") to the extent not reimbursed
         by Borrowers, in accordance with their respective pro rata percentage interests in the Term B Loan as set forth on Schedule 2.2,
                                                                 ------------
         from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Agent Indemnified Party in any way relating to or arising out of this Agreement or any other Investment Document or any action taken or omitted by any Agent Indemnified Party under or in connection with this Agreement or any other Investment Document; provided, that no
                                                     --------
         Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from such Agent Indemnified Party's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse Collateral Agent promptly upon demand for such Lender's ratable share, as set forth above, of any out-of-pocket expenses (including attorneys' fees) incurred by Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Investment Document, to the extent that Collateral Agent is not reimbursed for such expenses by Borrowers. The obligations of Lenders under this Section 13.1(g) shall survive the payment in full of all Obligations and the termination of this Agreement or the resignation of the Collateral Agent. If after payment and distribution of any amount by Collateral Agent to Lenders, any Lender or any other Person, including Borrowers, any creditor of Borrowers, a liquidator, administrator or trustee in bankruptcy, recovers from Collateral Agent any amount found to have been wrongfully paid to Collateral Agent or disbursed by Collateral
         Agent to Lenders, then Lenders, in accordance with their respective pro rata percentage interest in Term Loan B, shall reimburse Collateral Agent for all such amounts.

                  (h) As to any matters not expressly provided for by this Agreement, Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of a Majority in Interest or, to the extent any action requires the consent of all Lenders as specifically provided in this Section 13.1, upon the instructions of all Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that Collateral
                                        --------  -------
         Agent shall not be required to take any action that exposes it to personal liability or that is contrary to any Investment Document or applicable requirements of Applicable Laws or unless it shall first be indemnified to its satisfaction by the Lenders on a several, and not joint and several, basis based on their respective pro rata aggregate interest in Term Loan B and the Lenders' Equity, against any and all liability and expense which may be incurred by it by reason of taking any such action.

                  (i) With respect to the Notes and any Lenders' Equity issued to it, Collateral Agent (and any successor acting as the collateral agent) in its capacity as a Lender hereunder shall have the same rights and powers under the Investment Documents as any other Lender and may exercise the same as though it were not acting as the administrative or collateral agent hereunder or under any other Investment Document; and the term

         "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Collateral Agent in its individual capacity. Except as expressly otherwise stated in any Investment Document, Collateral Agent shall act in its capacity as a Lender and not as an agent for any other Lender. Collateral Agent (and any successor acting as the administrative agent), and its affiliates may (without having to account therefore to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with the Company Parties or any of its Affiliates as if it were not acting as an agent, and Collateral Agent (and any successor acting as the administrative agent), and its affiliates may accept fees and other consideration from the Company Parties or any of their Affiliates, or any Person that may do business with or own securities of the Company Parties or any such Affiliate, for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  (j) Each Lender acknowledges that it has, independently and without reliance upon Collateral Agent and based on such documents and information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement and the Investment Documents and shall in the future, independently and without reliance upon Collateral Agent and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking any action under or based upon this Agreement or any other Investment Document.

                  (k) Subject to the appointment of a successor Collateral Agent in the manner set forth below, and the acceptance of such appointment by such successor Collateral Agent, Collateral Agent may resign as Collateral Agent by giving not less than thirty (30) days' prior written notice to Lenders and Borrowers. If Collateral Agent shall resign under this Agreement, then, (i) the Majority in Interest shall appoint a successor agent for Lenders or (ii) if a successor agent shall not be so appointed and approved within the thirty (30) day period following Collateral Agent's notice to Lenders and Borrowers of its resignation, then Collateral Agent shall appoint a successor agent who shall serve as Collateral
         Agent until such time as the Majority in Interest appoint a successor agent, subject to Borrower's consent as set forth above. Borrowers hereby agree to pay the reasonable and customary agency fees of successor agent and provide successor agent with such indemnification against loss and liability as it may request. Upon its appointment, any such successor agent shall succeed to the rights, powers and duties of Collateral Agent and the term
         "Collateral Agent" shall mean such successor effective upon its appointment, and, subject to the following sentence, the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement. After the resignation of any Collateral Agent hereunder, the provisions of this Section 13.1 (including without limitation Section 13.1(g)) shall inure to the benefit of such former Collateral Agent and such former Collateral Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Collateral Agent under this Agreement.

                  (l) In the event that the Majority in Interest agree, in their sole discretion, to amend this Agreement solely to modify or remove the "Material Adverse Effect" Event of Default described in Section 11.1.16 of this Agreement in order to avoid Borrowers' accountants classifying all of the Obligations or the obligations under the Bank Credit Agreement as current pursuant to document EITF 95-22, it is agreed and understood that no fee will be charged to Borrowers in consideration thereof.

         13.2.    Survival of Representations and Warranties; Lenders
                  ---------------------------------------------------
Investigation. All representations, warranties, covenants and agreements of
-------------
the Company Parties contained herein, or made in writing by or on behalf of it pursuant hereto or in connection herewith, shall survive (i) the execution, delivery and acceptance hereof and thereof by Lenders and the other parties thereto, (ii) the issuance, sale and delivery of the of the Notes to Lenders on the Closing Date, (iii) the sale, assignment or transfer by any Lender of its interest under the Bank Credit Agreement, and (iv) the due diligence or other investigation of the Company Parties and their Affiliates made by and on behalf of the Lenders. The Company Parties hereby agrees that neither the Lenders' review of the books and records or condition (financial or otherwise), business, assets, properties, operations or prospects of any Person, nor any other due diligence investigation conducted by or on behalf of the Lenders, shall be deemed to constitute knowledge by the Lenders of the existence or absence of any facts or any other matters so as to reduce the Lenders' right to rely on the accuracy of the representations and warranties of the Company Parties contained in this Agreement or any other Investment Document.

         13.3.    Intentionally Left Blank.
                  ------------------------

         13.4.    Entire Agreement. This Agreement, together with the Disclosure
                  ----------------
Schedules which are all incorporated herein by this reference and are an integral part of this Agreement, the other Investment Documents and the Intercreditor Agreement constitute the full and entire agreement and understanding between the Lenders, on the one hand, and the Company Parties, on the other hand, relating to the subject matter hereof and thereof, and supersede all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof, including the commitment letter, dated September 17, 2004, between Levine Leichtman Capital Partners, Inc. and Falcon Products, Inc.

         13.5.    Severability. Any provision of this Agreement which is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         13.6.    Successors and Assigns; Assignments.
                  -----------------------------------

         (a) This Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns. In addition, it is the intent of the parties hereto that the Indemnified
Parties that are not a party hereto be third party beneficiaries of Section
8.2 of this Agreement. Borrowers shall not assign or delegate any of its rights and obligations hereunder or any interest herein without the prior written consent of the Lenders.

         (b) Borrowers hereby consent to any Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Investment Documents, or of any portion hereof or thereof, to any bank or other institutional lender including, without limitation, such Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder subject to the terms and conditions set forth below:

                  (i)      Sales, Assignments. Each Lender hereby agrees that,
                           ------------------
         with respect to any sale or assignment by it (i) no such sale or assignment shall be for an amount of less than $1,000,000 or, if less, the aggregate outstanding amount of the Term Loan B owing to it (except that no such minimum amount shall apply to an assignment by a Lender to an Affiliate of such Lender, or a fund or account managed by such Lender or an Affiliate of such Lender),
         (ii) each such sale or assignment shall be made on terms and conditions which are customary in the industry at the time of the transaction, (iii) Collateral Agent shall have consented to such assignment (except that no such consent shall apply to an assignment by a Lender to an Affiliate of such Lender, or a fund or account managed by such Lender or an Affiliate of such Lender),
         (iv) the assigning Lender shall pay to Collateral Agent a processing and recordation fee of $3,500 (except that no such fee shall be required in connection with an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender) and any out-of-pocket attorneys' fees and expenses incurred by Collateral Agent in connection with any such sale or assignment, and (iv) the assigning Lender and the assignee Lender shall each have executed and delivered an assignment and acceptance agreement pursuant to which, among other things, the assignee Lender agrees to become bound to this Agreement, the Investment Documents and the Intercreditor Agreement as a Lender. After such sale or assignment has been consummated the assignee Lender thereupon shall become a "Lender" for all purposes of this Agreement.

                  (ii)     Participations. Any Lender may grant participations
                           --------------
         in its extensions of credit hereunder to any other Lender or other lending institution (a "PARTICIPANT"), provided that (i)
                                                --------
         Collateral Agent shall have been given prior written notice of such participation, (ii) no such participation shall be for an amount of less than $1,000,000 (except that no such minimum amount shall apply to a participation by a Lender to an Affiliate of such Lender or to a fund or account managed by such Lender or an
         Affiliate of such Lender), (iii) no Participant shall thereby acquire any direct rights under this Agreement, (iv) no
         Participant shall be granted any right to consent to any
         amendment, except to the extent any of the same pertain to (1) reducing the aggregate principal amount of, or interest rate on, or fees applicable to, Term Loan B, (2) extending the final stated maturity of any Term Loan B or the stated maturity of any portion of any payment of principal of, or interest or fees applicable thereto, or (3) any amendment that pursuant to the terms of subsection 13.1(a) requires the vote of all Lenders; provided,
                                                              --------
         that, notwithstanding anything to the contrary set forth herein, including the rights described in subclause (2), participants shall not have the right to consent to any amendment or waiver of any provision of this Agreement which requires any mandatory prepayment of any portion of Term Loan B or any amendment or waiver of any Default or Event of Default, (v) no sale of a participation in extensions of credit shall in any manner relieve the originating Lender of its obligations hereunder, (vi) the originating Lender shall remain solely responsible for the performance of such obligations, (vii) Borrowers and Collateral Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other
         Investment Documents, and (viii) all amounts payable by Borrowers hereunder shall be determined as if the originating Lender had not sold any such participation.

         13.7.    Notices. All notices, requests, demands and other
                  -------
communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged by the recipient, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon receipt, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a)      If to any Lender, to:

                           such Lender's address as set forth on Schedule 2.2
                                                                 ------------

                  with a copy to:

                           Bingham McCutchen LLP
                           150 Federal Street
                           Boston, MA 02110
                           Attention: Sula R. Fiszman
                           Telephone: (617) 951-8000
                           Telecopier: (617) 951-8736

                  (b)      If to Collateral Agent, to:

                           Levine Leichtman Capital Partners, Inc.
                           335 North Maple Drive, Suite 204
                           Beverly Hills, California 90210
                           Attention: Arthur Levine
                           Telephone: (310) 275-5335
                           Telecopier: (310) 275-1441

                  with a copy to:

                           Bingham McCutchen LLP
                           150 Federal Street
                           Boston, MA 02110
                           Attention: Sula R. Fiszman
                           Telephone: (617) 951-8000
                           Telecopier: (617) 951-8736

                  (c)      If to any Company Party, to:

                           Falcon Products, Inc.
                           9387 Dielman Industrial Drive
                           St. Louis, Missouri 63132
                           Attention: Anthony DeVasto
                           Telephone: (314) 991-9200
                           Telecopier: (314) 991-9295

                  with a copy to:

                           Armstrong Teasdale LLP
                           One Metropolitan Square, Suite 2600
                           211 North Broadway
                           St. Louis, Missouri 63102
                           Attention: Kenneth F. Teasdale
                           Telephone: (314) 621-5070
                           Telecopier: (314) 621-5065

or at such other address or addresses as the Lenders or Company Party, as the case may be, may specify by written notice given in accordance with this
Section 13.7.

         13.8.    Counterparts. This Agreement may be executed in two or more
                  ------------
counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         13.9.    Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF
                  -------------
CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         13.10.   Consent to Jurisdiction and Venue. EACH OF THE COMPANY
                  ---------------------------------
PARTIES, THE COLLATERAL AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS AND AGREES THAT ALL ACTIONS, SUITS OR OTHER PROCEEDINGS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT SHALL BE TRIED AND LITIGATED IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, STATE OF NEW YORK, WHICH COURTS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY AND ALL CLAIMS, CONTROVERSIES AND DISPUTES ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 13.10 SHALL PRECLUDE THE COLLATERAL AGENT OR THE LENDERS FROM BRINGING ANY ACTION, SUIT OR OTHER PROCEEDING IN THE COURTS OF ANY OTHER LOCATION WHERE ANY COMPANY PARTY OR ANY OF ITS ASSETS MAY BE FOUND OR LOCATED OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDERS.

THE COMPANY PARTIES, THE COLLATERAL AGENT AND EACH PURCHASER HEREBY, FOR ITSELF AND ITS PROPERTY, (A) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION, SUIT OR OTHER PROCEEDING COMMENCED IN ANY SUCH COURT, (B) WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR ANY OBJECTION THAT SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION OR IMPROPER VENUE AND (C) CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE COMPANY PARTIES, THE COLLATERAL AGENT AND EACH PURCHASER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT OR OTHER PROCESS ISSUED IN ANY SUCH ACTION, SUIT OR OTHER PROCEEDING AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN SECTION 13.7 (NOTICES) AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PERSON'S ACTUAL RECEIPT THEREOF OR FIVE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.

TO THE EXTENT PERMITTED UNDER THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE COMPANY PARTIES HEREBY WAIVE, IN RESPECT OF ANY SUCH ACTION, SUIT OR OTHER PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF SUCH PERSON'S PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

         13.11.   Limitation of Liability. No claim shall be made by any
                  -----------------------
Company Party or any of its Affiliates against the Lenders, or any Affiliates, partners, directors, officers, employees, agents, representatives, attorneys, accountants or advisors of the Lenders, for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Investment Document, or any act, omission or event occurring in connection therewith. The Company Parties hereby waive, release and agree not to sue upon any claim for such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         13.12.   Publicity. The Company Parties and their Affiliates will
                  ---------
consult with the Lenders before issuing, and provide the Lenders the opportunity to review and comment upon, and use reasonable efforts to agree on the form and substance of, any press release or other public statement with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make such other public announcement prior to such consultation, except as required under Applicable Laws. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties. The Company Parties hereby consent to the preparation and publication by the Lenders of an advertisement "tombstone" publicly disclosing the closing of the transactions contemplated by this Agreement.

         13.13.   Waiver of Trial by Jury. EACH OF THE COMPANY PARTIES, THE
                  -----------------------
COLLATERAL AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, ANY OTHER INVESTMENT DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR THE ACTIONS OF LENDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

         13.14.   Joint and Several Obligations. Each Borrower acknowledges
                  -----------------------------
that it is jointly and severally liable for all of the Obligations and as a result hereby unconditionally guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all Obligations of every kind and nature of each other Borrower to Collateral Agent and Lenders and, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Collateral Agent or any Lender. Each Borrower agrees that if this guaranty, or any Liens securing this guaranty, would, but for the application of this sentence, be unenforceable under applicable law, this guaranty and each such Lien shall be valid and enforceable to the maximum extent that would not cause this guaranty or such Lien to be unenforceable under applicable law, and this guaranty shall automatically be deemed to have been amended accordingly at all relevant times.

         Each Borrower hereby agrees that its obligations under this guaranty shall be unconditional, irrespective of (a) the validity or enforceability of the obligations or any part thereof, or of any promissory note or other document evidencing all or any part of the Obligations, (b) the absence of any attempt to collect the obligations from any other Borrower or any Guarantor or other action to enforce the same, (c) the waiver or consent by Collateral Agent or any Lender with respect to any provision of any agreement, instrument or document evidencing or securing all or any part of the Obligations, or any other agreement, instrument or document now or hereafter executed by any other Borrower and delivered to Collateral Agent or any Lender (other than a waiver, forgiveness or consent by Collateral Agent and Lenders that reduces the amount of any of the Obligations), (d) the failure by Collateral Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or Collateral for the Obligations, for its benefit,
(e) Collateral Agent's or any Lender's election, in any proceeding instituted under the Bankruptcy Code or any other similar bankruptcy or insolvency legislation, of the application of Section 1111(b)(2) of the Bankruptcy Code or any other similar bankruptcy or insolvency legislation,
(f) any borrowing or grant of a security interest by any Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code or any other similar bankruptcy or insolvency legislation, (g) the disallowance, under
Section 502 of the Bankruptcy Code or any other similar bankruptcy or insolvency legislation, of all or any portion of Collateral Agent's or any Lender's claim(s) for repayment of the obligations or (h) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a borrower or a guarantor.

         Each Borrower hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any other Borrower, protest or notice with respect to the Obligations owed by any other Borrower and all demands whatsoever with respect thereto, and covenants that this guaranty will not be discharged, except by complete and irrevocable payment and performance of the Obligations. No notice to any Borrower or any other party shall be required for Collateral Agent or any Lender to make demand hereunder. Such demand shall constitute a mature and liquidated claim against the applicable Borrower. During the existence of any Event of Default, Collateral Agent and Lenders may, at their election, proceed directly and at once, without notice,' against all or any of the Borrowers to collect and recover the full amount or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or any security or collateral for the Obligations.

         Each Borrower hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Event of Default, or of any demand for any payment of any Obligations owed by any other Borrower under this Agreement, notice of any action at any time taken or omitted by Collateral Agent or any Lender under or in respect of any of the Obligations, any requirement of diligence and, generally, all formalities of every kind in connection with this Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Collateral Agent or any Lender at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Collateral Agent or any Lender in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of Collateral Agent or any Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 13.14, afford grounds for terminating, discharging or releasing such Borrower, in whole or in part, from any of its obligations under this Section 13.14, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this Section
13.14 shall not be discharged except by performance and then only to the extent of such performance. Each Borrower hereby waives all suretyship and similar defenses to its absolute and unconditional liability on the Obligations. The obligations of each Borrower under this Section 13.14 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower, Collateral Agent or any Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower, Collateral Agent or any Lender.

         13.15.   Intercreditor Agreement. The parties hereto acknowledge the
                  -----------------------
existence of the Intercreditor Agreement between the Lenders, the Collateral Agent, the Banks, the Bank Agent, the Borrowers and the Guarantors. To the extent there is a conflict between this Agreement and the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control to the extent of such conflict; provided that nothing in the
                                        --------
Intercreditor Agreement shall impair as between the Collateral Agent and the Lenders on the one hand and the Borrowers and the Guarantors on the other hand, the obligations of the Borrowers and the Guarantors to pay to the Collateral Agent and the Lenders all amounts payable in respect of the Obligations (other than pursuant to any mandatory prepayment requirements set forth in Sections 2.7.3(a), (b) or (c)) as and when the same shall become due and payable in accordance with the terms of this Agreement and the other Investment Documents.

         IN WITNESS WHEREOF, the parties have caused this Loan and Securities Purchase Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

                                THE COMPANY PARTIES
                                -------------------

                                FALCON PRODUCTS, INC.
                                SHELBY WILLIAMS INDUSTRIES, INC.
                                SELLERS & JOSEPHSON INC.
                                EPIC FURNITURE GROUP, INC.
                                HOWE FURNITURE CORPORATION
                                FALCON HOLDINGS, INC.
                                THE FALCON COMPANIES INTERNATIONAL, INC.
                                MADISON FURNITURE INDUSTRIES, INC.
                                JOHNSON INDUSTRIES, INC.


                                By:
                                   -----------------------------------------
                                   Franklin A. Jacobs
                                   Chairman of the Board and Chief Executive
                                   Officer





                                THE COLLATERAL AGENT
                                --------------------

                                LEVINE LEICHTMAN CAPITAL PARTNERS, INC.

                                By:
                                   -----------------------------------------
                                   Steven Hartman
                                   Vice President




                                THE LENDERS
                                -----------

                                LEVINE LEICHTMAN CAPITAL PARTNERS, INC.

                                On behalf of LEVINE LEICHTMAN CAPITAL
                                PARTNERS III, L.P.

                                By:
                                   -----------------------------------------
                                   Steven Hartman
                                   Vice President





                                ORE HILL HUB FUND LTD

                                By:
                                   -----------------------------------------
                                   Frederick Wahl
                                   Managing Member





                                AIRLIE OPPORTUNITY MASTER FUND, LTD.

                                By:
                                   -----------------------------------------
                                   Jeremy Bloomer
                                   Managing Director




                                QVT FUND LP, by its general partner,
                                QVT ASSOCIATES GP LLC

                                By:
                                   -----------------------------------------
                                   Kevin McGoey
                                   Authorized Signatory

                                By:
                                   -----------------------------------------
                                   Tracy Fu
                                   Managing Member